Exhibit 10.10

PURCHASE AND SALE AGREEMENT

(THE DISTRICT AT HOWELL MILL)

THIS PURCHASE AND SALE AGREEMENT (THE DISTRICT AT HOWELL MILL) (this “Agreement”) dated for reference May 13, 2007 by and among THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company (the “Seller”), ELPF HOWELL MILL, LLC, a Delaware limited liability company (the “Purchaser”), and CALLOWAY TITLE AND ESCROW, L.L.C., a Georgia limited liability company (the “Escrow Agent”).

W I T N E S S E T H:

WHEREAS, Seller is the owner of Master Unit 1 of Declaration of Condominium for The District at Howell Mill Condominium recorded in Deed Book 39710, Page 698 of the official land records of the Clerk of Superior Court of Fulton County, Georgia as amended by First Amendment to the Declaration of Condominium for the District at Howell Mill Condominium recorded in Deed Book 41056, Page 616 (collectively, the “Declaration”) consisting of approximately 11.987 acres of land lying and being in Land Lot 152 of the 17th District, in the City of Atlanta, Fulton County, Georgia, commonly known as THE DISTRICT AT HOWELL MILL SHOPPING CENTER, located at 1801 Howell Mill Road, and being more particularly described in Exhibit “A” annexed hereto (such land and all rights of Seller under all leases, subleases and tenancies which affect such property [collectively, the “Leases”], together with all structures, buildings, fixtures and improvements owned by Seller thereon [collectively, the “Improvements”] and all personal property owned by Seller located thereon (said real property together with all plants, trees and shrubbery thereon, and all intangible rights and property owned by Seller and used with respect to the operation of such property, including, without limitation, all hereditaments, privileges, tenements and appurtenances pertaining to such property, and all right, title and interest of Seller, if any, in and to all streets, roads, alleys, easements and rights-of-way in, on, across, in front of, contiguous to or adjoining such property, and all transferable permits, licenses, variances, contracts, service contracts, trade names [including the name “The District at Howell Mill”], unexpired warranties and guaranties, and approvals, collectively, the “Property”);

WHEREAS, Seller desires to sell and convey to Purchaser, and Purchaser desires to acquire and accept from Seller, an undivided 87.85% tenancy-in-common interest (the “ELPF TIC Interest”) in and to the Property, and Seller will retain an undivided 12.15% tenancy-in-common interest (the “Selig TIC Interest”) in and to the Property (the ELPF TIC Interest and Selig TIC Interest, each a “TIC Interest”); and

WHEREAS, Seller and Purchaser intend to enter into a co-tenancy agreement setting forth the terms and conditions upon with Seller and Purchaser will own and operate the Property.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars, the mutual covenants flowing among the parties hereto, and other good and valuable consideration, all of which the parties hereto respectively agree constitute good, adequate and sufficient consideration received at or before the execution hereof, the parties hereto do hereby covenant and agree as follows:

1. AGREEMENT TO SELL AND PURCHASE. Seller shall sell, and Purchaser shall purchase, the ELPF TIC Interest for the price and subject to and in accordance with the terms and conditions set forth in this Agreement.

2. DATE OF AGREEMENT; EXECUTION.

2.1. Effective Date. The date first set forth in this Agreement is provided for reference only; the “Effective Date” of this Agreement for all purposes, including the computation of any time periods, is the latter date on which Seller or Purchaser executed this Agreement as reflected by the date inserted by their respective signatures. Upon request by Seller or Purchaser, Seller and Purchaser shall enter into a written agreement which confirms the Effective Date.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

2.2. Execution. This Agreement may be executed by the parties hereto by any one (1) or by any combination of the following methods: (a) by original signature, (b) in counterparts, in which case any executed counterpart, when taken with another executed counterpart or counterparts, shall constitute an original hereof, or (c) by facsimile signature, which may be in counterpart, and which facsimile signature shall constitute an original signature.

3. PURCHASE PRICE.

3.1 Purchase Price. The Purchase Price shall be paid at the consummation of the purchase and sale of the ELPF TIC Interest contemplated by this Agreement (the “Closing”) by Purchaser to Seller by federal wire transfer of collected funds to Escrow Agent for further disbursement to Seller upon the consummation of the transactions contemplated by this Agreement. In no event shall the purchase Price be deemed paid until Seller has received the Purchase Price. The Purchase Price shall be adjusted to reflect any prorations or other adjustments in accordance with the terms of this Agreement. The total purchase price for the ELPF TIC Interest being sold to Purchaser (the “Purchase Price”) shall be 87.85% of the amount calculated as follows:

(a)	the sum of SEVENTY-EIGHT MILLION AND NO/100 ($78,000,000.00) DOLLARS; minus

(b)	the outstanding principal balance of the Loan (as such phrase is defined in Section 3.2), together with all accrued but unpaid interest on the Loan on the date of on which the Closing occurs or is scheduled to close pursuant to the terms of this Agreement (the “Closing Date”), less any reserves being held by Lender as of the Closing Date.

At Closing, Seller shall pay Seller’s Closing Costs (as such phrase is described in Section 7.2).

3.2. Loan. The ELPF TIC Interest shall be conveyed to Purchaser subject to the outstanding principal balance and accrued interest of (i) the outstanding principal balance of the “Original Loan” due under the following documents, all from Seller in favor of Metropolitan Life Insurance Company, a New York corporation (the “Lender”): (a) that certain Promissory Note dated October 6, 2005, as amended by that certain Amended and Restated Promissory Note dated February 15, 2007 (as so amended, the “A Note”), in accordance with the terms of (b) that certain Construction Loan Agreement dated October 6, 2005 (as amended the “Loan Agreement”), (c) that certain Loan Modification Agreement dated February 15, 2007, recorded in Deed Book 44509, beginning at page 121, in the records of the Office of the Superior Clerk of Court of Fulton County, Georgia (the “Records”) (the “February 2007 Loan Modification Agreement”), (d) that certain Deed to Secure Debt and Security Agreement dated October 6, 2005, recorded in Deed Book 41056, beginning at page 625, in the Records (the “Mortgage”), relative to the Original Loan in the original and present principal amount of THIRTY-FIVE MILLION AND NO/100 ($35,000,000.00) DOLLARS, bearing interest at the rate of FIVE AND THREE-TENTHS (5.30%) PERCENT per annum on the unpaid principal balance until paid, for an original term of thirty (30) years, presently payable interest only in equal monthly installments of ONE HUNDRED FIFTY-FOUR THOUSAND FIVE HUNDRED EIGHTY-THREE AND NO/100 ($154,583.00) DOLLARS each until March 1, 2012, and thereafter payable in equal monthly installments of ONE HUNDRED NINETY-FOUR THOUSAND THREE HUNDRED FIFTY SEVEN THOUSAND AND NO/100 ($194,357.00) DOLLARS each, inclusive of principal and interest, with the final payment due March 1, 2027 and containing such other terms set forth in, those certain letters from Lender (dated May 4, 2007, copies of which are attached hereto as Exhibit “B” (the “MetLife Letters”). The A Note, the Mortgage, the Loan Agreement, the February 2007 Loan Modification Agreement, and the related Assignment of Leases in favor of the Lender dated October 6, 2005 and recorded in Deed Book 41056, beginning on page 668, in the Records, the Unsecured Indemnity Agreement in favor of the Lender dated October 6, 2005, the Payment Guaranty by Selig Enterprises, Inc. (“Selig”) in favor of the Lender dated October 6, 2005, the UCC-1 Financing Statement between Seller and the Lender recorded as Instrument No. 2005-0344798 in Deed Book 41056, beginning at page 676, in the Records, the UCC-1 Financing Statement between Seller and the Lender as secured party, filed as Instrument No. 060200512573, in the Records, are herein sometimes collectively referred to as “Original Loan Documents”; and (ii) the “New Loan” under (a) that certain promissory note (the “B Note”) entered into either by Seller or both Seller and Purchaser jointly as tenants in common in the principal amount of TEN MILLION AND NO/100 ($10,000,000.00) DOLLARS made payable to Lender bearing interest as set forth in accordance with the “Met Life Letters,” to be payable interest only in monthly installments for five (5) years, and thereafter payable in equal monthly installments based upon a thirty (30) year amortization schedule inclusive of principal

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

and interest, with the final payment due approximately ten (10) years after the date of the New Loan, and (b) that certain modification to the Original Loan Documents reflecting the loan increase made pursuant to the B Note described in the MetLife Letters and the obligations under the Loan (as hereinafter defined) shall be non-recourse as to the repayment of principal (collectively, the “New Loan Documents” and together with the Original Loan Documents, the “Loan Documents”). For the avoidance of doubt, the entire proceeds of the New Loan shall be sole and exclusive property of Seller; Purchaser shall have no claim therefor. The Original Loan and the New Loan are sometimes hereinafter collectively referred to as the “Loan”.

3.2.1. Lender Approval. With respect to the Loan, commencing on the Effective Date Seller and Purchaser shall expeditiously, diligently and in good faith cooperate with each other and make application to the Lender for Lender’s approval of the transactions contemplated by this Agreement including, without limitation, the conveyance of the ELPF TIC Interest to Purchaser subject to the Loan (the “Lender Approval”), and shall supply such information and documentation as the Lender shall require in connection with the Lender’s underwriting criteria. Lender Approval shall include Lender, Seller and Purchaser executing an assumption agreement (the “Assumption Agreement”) in form and substance reasonably required by Lender; provided however that the Assumption Agreement shall provide that (a) with respect to any non-recourse carve-outs (the “Carve Outs”), Seller and Selig, on the one hand, and Purchaser and Excelsior LaSalle Property Fund, Inc. (“Excelsior”), on the other hand, shall be severally liable for any non-recourse liabilities first arising from and after the Closing based on their respective percentage ownership of title in and to the Property, (b) Purchaser and Excelsior shall not be liable for any obligations or liabilities arising prior to the Closing; provided, however, if Lender does not approve the foregoing, then Selig shall indemnify Purchaser and Excelsior from and against any such obligations and liabilities with respect to the Carve Outs arising prior to the Closing, which indemnity shall survive Closing if clause (b) is not included in the Assumption Agreement, and (c) such additional modifications as set forth in the MetLife Letters (collectively, the “Loan Assumption Conditions Precedent”). In conjunction with the Lender Approval, Seller shall pay to the Lender such transfer fees and costs and expenses charged by the Lender related to the assumption or transfer of the Original Loan as contemplated herein (including Lender’s attorneys’ fees), and Purchaser shall pay to the Lender such transfer fees and costs and expenses charged by the Lender related to the New Loan (including Lender’s attorneys’ fees). Notwithstanding anything herein to the contrary, if any Loan Assumption Conditions Precedent are not approved by Lender solely as a result of ownership of the Property pursuant to a tenancy-in-common ownership structure and Purchaser using a qualified exchange intermediary for purposes of completing a reverse 1031 exchange, then at Closing Seller and Purchaser shall each contribute their TIC Interest to that certain limited liability company to be created pursuant to the limited liability company agreement annexed hereto as Exhibit “C” (the “LLC Agreement”), and Seller and Purchaser shall execute the LLC Agreement.

4. EARNEST MONEY DEPOSIT.

4.1. Earnest Money. On or before May 14, 2007, Purchaser shall deposit with First American Title Insurance Company in Atlanta, Georgia (“FIRSTAM”) earnest money in the sum of TWENTY MILLION AND NO/100 ($20,000,000.00) DOLLARS (the “Earnest Money”).

4.2. Investment of Earnest Money. The Earnest Money shall be held by FIRSTAM and applied and disbursed in accordance with the terms of this Agreement and a separate escrow agreement to be entered into among FIRSTAM, Seller and Purchaser in the form annexed hereto as Exhibit “D” (the “Earnest Money Escrow Agreement”). The Earnest Money shall be deposited into an interest-bearing escrow account opened by Escrow Agent and maintained and managed by either a New York Stock Exchange member brokerage firm or a federally chartered bank or savings and loan institution reasonably acceptable to Purchaser, in a manner so as to clearly identify the fiduciary nature of the account. In the event that Closing occurs as contemplated hereunder, then (a) the Earnest Money shall be paid by FIRSTAM to Seller, and (b) Purchaser shall receive a credit for the Earnest Money received or to be received by Seller against the Purchase Price. In all events, interest earned on the Earnest Money shall belong to and be the property of Seller and Purchaser shall have no claim therefor. In the event Seller extends closing pursuant to paragraph 7.6.1, then the interest earned on the Earnest Money commencing July 16, 2007, through the date of Closing shall belong to and be the property of Purchaser, and Seller shall have no claim therefor.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

4.3. Escrow Agent. In performing Escrow Agent’s duties hereunder, Escrow Agent shall not incur any liability to any party for any damages, losses or expenses, except for willful default or breach of trust, and Escrow Agent shall accordingly not incur any such liability with respect to any action taken or omitted in reliance upon any written instrument, including any written notice, election, demand, request or response thereto contemplated, permitted or required to be delivered under this Agreement (collectively, a “Notice”), not only as to the due execution and the validity and effectiveness of the provisions of the Notice but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Agreement. Escrow Agent is hereby authorized to refuse to act except upon the written consent of both Seller and Purchaser. As to their own acts and omissions, Seller and Purchaser each indemnify and hold harmless (“Indemnify”) Escrow Agent from and against all claims, damages, liabilities and expenses, including, without limitation, costs of investigation and attorney’s fees, disbursements and expenses at both the trial and appellate levels (the “Indemnity”), which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of the duties of Escrow Agent hereunder; provided however, that in the event that Escrow Agent shall willfully default or be grossly negligent in the performance of Escrow Agent’s duties under this Agreement, then in such event Escrow Agent shall be liable for all such claims and damages.

5. TITLE.

5.1. Permitted Exceptions. Those matters recorded in the Records as of the effective date of the First American Title Insurance Company’s Owners Commitment No. 2 – 19816(R) listed on the proforma title insurance policy attached shall be deemed to be, collectively, the “Permitted Exceptions”, and shall be the only limitations upon the warranty of title of Seller in the limited warranty deed executed and delivered by Seller to Purchaser at Closing (the “Deed”), except as otherwise provided herein.

5.2. Title Insurance Endorsement. Purchaser has informed Seller that certain improvements located on the Property encroach into building setback areas and easement areas. Seller agrees to cause the Title Company to provide to Purchaser at Closing, at Seller’s sole cost and expense, affirmative title insurance coverage or endorsement (the “Encroachment Endorsement”) against the forced removal of any such improvements as a result of such encroachments.

5.3. Intentionally Deleted.

5.4. No Further Encumbrances. Notwithstanding anything contained in this Agreement to the contrary, Seller shall not encumber title to the Property or allow title to the Property to be encumbered subsequent to the Effective Date (a “Subsequent Encumbrance”). In the event that Seller in any way causes or permits a Subsequent Encumbrance, and fails to obtain or assist in obtaining affirmative title insurance coverage insuring the ownership interest of Purchaser over such Subsequent Encumbrance, then Purchaser shall have the option to either: (a) maintain this Agreement in full force and effect and receive a credit at Closing in the amount necessary to fully cure and correct the Subsequent Encumbrance, if such Subsequent Encumbrance, is a monetary lien that can be satisfied by the payment of a specified sum (b) terminate this Agreement by delivering Notice thereof to Seller and FIRSTAM, in which event FIRSTAM shall immediately refund the Earnest Money to Purchaser, and Purchaser shall be entitled to retain the Earnest Money and neither party shall have any obligation to the other except those which Seller’s termination by their terms.

6. SURVEY. Prior to the date hereof, Seller has delivered to Purchaser an ALTA/ACSM Land Title Survey of the Property prepared by Urban Engineers, Inc. (the “Surveyor”) with a certification dated May 11, 2007 as Job Number 20611-9 (the “Survey”). Prior to Closing, Seller shall cause the Surveyor to revise to Survey to include item 6 of Table A Optional Requirements. In the event that such revision to the Survey shall disclose an encroachment of any improvements located on the Property into any building setback or easement areas, then Seller shall cause the Title Company to issue to Purchaser at Closing the Encroachment Endorsement in accordance with Section 5.2 above.

7. CLOSING.

7.1. Closing Date. Subject only to the satisfaction of the conditions precedent set forth in Section 7.6, the Closing Date shall occur two (2) business days after the later to occur of (a) receipt of the Lender Approval, (b) satisfaction of the Loan Assumption Conditions Precedent, and (c) the execution by Seller and Purchaser of a co-tenancy agreement in form and substance reasonably acceptable to Seller and Purchaser setting forth the terms and

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

conditions upon which Seller and Purchaser will own and operate the Property (the “Co-Tenancy Agreement”). If Seller and Purchaser are not able to agree on the Co-Tenancy Agreement in accordance with the terms of Section 9.1.19 hereof by June 14, 2007 (the “Loan Date”) and prerequisites (a) and (b) have occurred, then the Closing Date shall be June 18, 2007 at which Closing Purchaser shall acquire the ELPF TIC Interest and Seller and Purchaser shall each contribute their respective TIC interest to that certain limited liability company to be created pursuant to the LLC Agreement, and Seller and Purchaser shall execute the LLC Agreement. The Closing shall occur at 10:00 A.M. at the offices of Escrow Agent at 4710 Ashford-Dunwoody Road, Suite 285, Atlanta, Georgia 30319. In the event that the Closing Date falls on a Saturday, Sunday or legal holiday, the Closing shall take place on the first business day thereafter.

7.2. Conduct of Closing. At Closing each party shall execute and deliver all documents reasonably necessary or reasonably required by the Title Company to effectuate and complete the Closing. Seller, Purchaser and EASTDIL SECURED, L.L.C., a New York limited liability company and Georgia licensed real estate broker (the “Broker”) shall execute at Closing such documentation as is necessary to comply with the terms of O.C.G.A. Section 10-6A-1 et seq. Seller shall execute and deliver to Purchaser the Deed, properly executed by Seller and witnessed and notarized for recording, conveying to Purchaser the ELPF TIC Interests subject only to the Permitted Exceptions. Seller shall pay the cost of the Survey (with Purchaser reimbursing Seller for the cost of the Survey at Closing), all transfer tax due in connection with the Deed, Seller’s attorney’s fees, one-half of the escrow fees charged by the Title Company, and all other expenses incurred by Seller (collectively, the “Seller’s Closing Costs”). Purchaser shall pay the cost of any title insurance obtained by Purchaser, Purchaser’s attorney’s fees, all expenses of the Title Company (except only one-half of the escrow fees charged by the Title Company), and all of Seller’s costs and expenses in connection with the closing of the New Loan , and all of Seller’s attorneys’ fees and other out-of-pocket costs and expenses in excess of those which Seller would have incurred had the Closing occurred on May 11, 2007 (except with respect to any attorneys’ fees, costs or expenses incurred by Seller in connection with the REA Estoppel or the [****] Lease Amendment, as those terms are hereinafter defined), it being the intention of the parties that Purchaser reimburse Seller for all expenses, including, without limitation, Purchaser’s attorneys’ fees incurred or in any way related to Section 9.1.19 or any aspect thereof or any action taken in conjunction therewith or related thereto (collectively, the “Purchaser’s Closing Costs”). At Closing, Seller shall execute and deliver the following affidavits to the best actual personal knowledge of Seller: (a) an affidavit in form and substance satisfactory to the Title Company, which affidavit shall be sufficient to permit Purchaser to obtain title insurance without exception for unrecorded leases except for the Leases, or liens of laborers, mechanics or materialmen, or rights of parties in possession other than tenants of the Property (collectively, the “Tenants”), (b) an affidavit which states that Seller is a “United States person,” as referred to and defined in Internal Revenue Code Section s 1445(f)(3) and 7701(g), including Seller’s address and United States taxpayer identification number, (c) an affidavit which establishes the residency of Seller in compliance with O.C.G.A. Section s 48-7-128 and 48-7-129, and related rules and regulations, and (d) such indemnities or other agreements required by the Title Company to issue the Encroachment Endorsement. At Closing, Seller or Selig, as the case may be, shall execute and deliver to Purchaser, in form and substance reasonably acceptable to Purchaser, (i) a bill of sale with full warranty of title conveying to Purchaser unencumbered title to 87.85% of all personal property owned by Seller and located on the Property in the form attached hereto as Exhibit “E”, (ii) an assignment of an 87.85% interest in all Leases in the form attached hereto as Exhibit “F”, (iii) an assignment of an 87.85% interest in all Service Contracts (as defined in Section 9.1.12) in the form attached hereto as Exhibit “G”, (iv) an assignment an 87.85% interest in all intangible property including, without limitation, all licenses, Warranties (as defined in Section 9.1.13), trade names (including the name “The District at Howell Mill”) and permits affecting the Property in the form attached hereto as Exhibit “H”, (v) an indemnity agreement from Selig to Purchaser in the form attached hereto as Exhibit “J” (the “Indemnity Agreement”), (vi) an Escrow Agreement among Seller, Purchase and Escrow Agent in the form attached hereto as Exhibit “I”, (vii) a certified copy of the rent roll attached hereto as Exhibit “J”, (viii) a certificate stating that the representations and warranties of Seller set forth in this Agreement remain true and correct in all material respects, (ix) a certified resolution of Seller evidencing that Seller has the legal right, power and authority to consummate the sale of the ELPF TIC Interest and other transactions contemplated by this Agreement, (x) letters to all Tenants and parties to any Service Contracts, Warranties, REAs and the Condominium Declaration (as hereinafter defined) advising Tenants and such other parties of the sale of the Property, and (xi) such other documents and instrument as may be reasonably required by the Title Company to consummate the transactions contemplated by this Agreement.

7.3. Prorations. All items of income and expense pertaining to the Property (collectively, the “Prorations”) shall be prorated between Seller and Purchaser based upon the respective days of ownership of Seller and

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Purchaser as of midnight of the day immediately preceding the Closing Date (the “Proration Date”), with 87.85% of each item being attributable to Purchaser and 12.15% being attributable to Seller as follows:

7.3.1. Taxes. All ad valorem taxes and general or special or association assessments or water or sewer charges or assessments of any nature assessed or imposed against the Property (collectively, the “Taxes”) shall be prorated based upon the amount thereof for the year in which Closing occurs or, if such amount is not available, based upon one hundred ten percent (110%) of the most recently ascertainable Taxes.

7.3.2. Rents. All base or minimum rents (the “Minimum Rents”), additional rents, percentage rents, common area maintenance expenses, operating expenses and all other rents or income pertaining to the Property from all Tenants (collectively, the “Rents”) shall be prorated as of the Proration Date between Seller and Purchaser based upon the respective days of ownership of Seller and Purchaser, in the manner hereafter set forth:

7.3.2.1. All Minimum Rents for the calendar month of Closing shall be prorated for the month in which Closing occurs if collected on or before the Proration Date. There shall be no proration or adjustment for any past due Minimum Rents. Seller shall reimburse Purchaser at Closing for all Minimum Rents prepaid to Seller for any period after the calendar month during which the Closing occurs.

7.3.2.2. Purchaser shall be credited with the amount of all operating expenses, common area maintenance, insurance, Taxes, and all other reimbursements from Tenants (collectively, the “Tenant Contributions”) for the month of Closing received by Seller and attributable to any period following the Proration Date. Neither Seller nor Purchaser shall receive credit at Closing for any payments or obligations for any Tenant Contributions due but not paid as of the Proration Date. At the time of the final calculation and collection from Tenants of Tenant Contributions for the period including the Closing Date, whether in the nature of a reconciliation payment or full payment, in arrears or otherwise, there shall be a reproration between Seller and Purchaser with respect to the Tenant Contributions. Such reproration shall not be made on the basis of a per diem method of allocation, but shall instead be apportioned between Seller and Purchaser on the basis of the relative share of actual expenses in question incurred by Seller and Purchaser during the Lease year in question. To the extent that any Lease requires any Tenant to make a lump sum payment to Seller after the Closing Date based upon actual Taxes, operating or similar expenses for the Property during the year in which Closing occurs, such lump sum payment shall be prorated between Seller and Purchaser, as follows: (a) payments for items such as Taxes which are allocable equally over the year shall be prorated in proportion to the number of days during such year for which Seller and Purchaser owned the Property, and (b) payments such as operating expenses which fluctuate during the year shall be prorated as necessary to reflect the expenditures actually made by Seller and Purchaser in connection with the expense to which such payments apply. At Closing, Seller and Purchaser shall mutually and in good faith estimate the amount, if any, by which tenants have overpaid Tenant Contributions for periods prior to the Closing Date and, at Closing, Purchaser shall receive a credit in the amount of such estimate. Notwithstanding the foregoing, Seller shall continue to be responsible for the amount of such over payments if such credit funds shall be insufficient to pay the same. If and when Purchaser collects any past due Rents or Tenant Contributions after Closing, after reimbursement to Purchaser for collection expenses, such net past due Rents or Tenant Contributions collected shall be applied first to any amounts owing to Purchaser for any period from and after the Closing, then to Seller for past due Rents or Tenant Contributions in order of due date. If any delinquent Rents or Tenant Contributions due Seller is not paid by the Tenant within ninety (90) days after the Closing, Seller shall retain the right to pursue any remedies of Seller against Tenants after Closing for any delinquent Rents or Tenant Contributions owed to Seller, except for dispossessory or distress proceedings.

7.3.3. Utilities. All utilities shall be prorated as of the Proration Date based upon the meter readings on the Proration Date or, in the event that meter readings are not available, upon the most recent actual invoices therefor.

7.3.4. Insurance. Premiums on insurance policies will not be adjusted. As of the Closing Date, Seller will terminate its insurance coverage and Purchaser will effect its own coverage.

7.3.5. Tenant Improvements and Commissions. Seller agrees to pay in full the following amounts (collectively “Lease Costs”) with respect to all Leases in effect as of the Effective Date: (i) the amount of all rent abatements (i.e., free rent) granted to tenants under the Leases and accruing on or after the Closing Date, (ii) all

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

leasing commissions and brokerage fees with respect to the existing terms of the Leases, (iii) tenant improvement allowances (if any) specified in the Leases, (iv) the cost of completing tenant improvements, if any, specified in the Leases to be performed by landlord (whether or not yet due and payable), (v) any capital expenditure expenses, and (vi) expenses incurred or to be incurred pursuant to the terms of a lease for the purposes of satisfying or terminating the obligations of a tenant under such Lease to the landlord under another lease (whether or not such other lease covers space in the Property). Any items as to which Seller is required to pay pursuant to this subparagraph which are not paid in full prior to Closing shall be a credit against the Purchase Price. Seller shall also be responsible for shall indemnify Purchaser against any liability to Seller’s agents for any commissions due under the existing property management agreement and any brokerage agreements upon Purchaser entering into leases after Closing with any prospects shown space at the Property prior to Closing.

7.3.6. Income. All other items which are customarily prorated in transactions similar to the Closing and which were not herein specifically dealt with shall be prorated as of the Proration Date.

7.3.7. Estimates. In the event that accurate prorations and other adjustments are not made at Closing because current bills were not then available or utilized, at Closing Seller and Purchaser shall prorate an estimate of such items on the basis of the best known available information, subject to reproration upon receipt of the final bills therefor, the terms of this Section 7.3.7 shall survive Closing.

7.4. Security Deposits. All unapplied security deposits, if any, together with all accrued interest required to be paid to a tenant, held by Seller under the Leases (collectively, the “Security Deposits”) shall be credited to Purchaser at Closing, and Seller shall Indemnify Purchaser with respect to any Security Deposits which are not expressly disclosed to Purchaser in this Agreement and credited to Purchaser at Closing, which Indemnity shall survive Closing.

7.5. Possession. Seller shall deliver possession of the Property to Purchaser at Closing.

7.6 Purchaser Conditions Precedent. Purchaser’s obligation to consummate Closing shall be subject to the satisfaction of the following TWO (2) conditions precedent ONLY (each, a “Purchaser Condition Precedent”) on or before the date specified for each such Purchaser Condition Precedent, all, subject however, to the terms of Section 17:

7.6.1. The satisfaction of both the Loan Assumption Conditions Precedent and the closing and funding of the New Loan (collectively, the “Loan Contingency”) by June 14, 2007 (the “Loan Date”); provided, however, that in the event that, despite the expeditious, diligent, good faith efforts of Seller and Purchaser, the satisfaction and closing of the funding of the New Loan does not occur by the Loan Date, then Seller shall be entitled, but not obligated, at Seller’s sole election, by delivering Notice to Purchaser and Escrow Agent on or before June 18, 2007, to procure or arrange for a substitute New Loan on the same economic terms and the same material non-economic terms as the New Loan (the “Substitute New Loan”), on or before August 16, 2007, in which case Closing shall occur simultaneously with the of the closing of the Substitute New Loan . If by August 16, 2007, Seller does not obtain the Substitute New Loan, then this Purchaser Condition Precedent shall not be satisfied. Provided, however, that Purchaser may waive the closing and funding of the New Loan and Substitute New Loan as a Purchaser Condition Precedent by so notifying Seller in writing by 5:00 p.m. EDT on Thursday, May 17, 2007. If Purchaser makes such a waiver, the closing and funding of either the New Loan or Substitute New Loan shall not be a Purchaser Condition Precedent to Purchaser’s obligation to consummate Closing pursuant to this paragraph 7.6.

7.6.2. The compliance by Seller with the requirements of the Title Company for Seller set forth in the owner’s title insurance commitment annexed hereto as Exhibit “K” (the “Title Commitment”) including, without limitation, execution of the seller’s affidavit, Deed, and other closing documents required for Seller by the Title Company, in accordance with the terms of the Title Commitment, and the conveyance of title unencumbered by any encumbrance occurring subsequent to the effective date of the Title Commitment, and issuance by the Title Company of the Encroachment Endorsement.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

In the event that either or both of the Purchaser Conditions Precedent are not satisfied on or before their respective outside dates set forth above, as such dates may be extended, then Purchaser shall have the right upon Notice delivered to Seller and Escrow Agent within three (3) business days following the non–occurrence of such Purchaser Condition Precedent, to either waive the satisfaction of such Purchaser Condition Precedent or terminate this Agreement. If Purchaser fails to deliver such Notice by the respective date set forth in this Section 7.6, time being of the essence, then Purchaser shall be deemed to have irrevocably waived non-occurrence of any such Purchaser Condition Precedent or Purchaser Conditions Precedent. Upon any timely termination of this Agreement by Purchaser as set forth in this Section 7.6, Purchaser shall be entitled to receive a return of the Earnest Money, but not the interest thereon, and neither party shall have any further rights or obligations hereunder unless a failure of any Purchaser Condition Precedent is the result of a default by Seller hereunder, in which event Purchaser may pursue any and all remedies available to Purchaser set forth in paragraph 12.1 hereof.

8. CONDEMNATION.

8.1. General. In the event that at any time prior to Closing any action or proceeding is filed pursuant to which all or any portion of the Property is pursuant to condemnation or the exercise of the power of eminent domain (the “Condemnation”), this Agreement shall remain in full force and effect, whereupon at Closing Seller shall transfer and assign to Purchaser all of Seller’s right, title and interest in and to all proceeds received or which may be received by reason of the Condemnation. In no event shall any party be entitled to terminate this Agreement in the event that any time prior to Closing any action or proceeding is filed pursuant to which all or any portion of the Property is subject of a Condemnation.

8.2. Notice. Seller shall immediately deliver Notice to Purchaser of any Condemnation. Seller shall not settle, compromise or agree to any Condemnation without the prior written consent of Purchaser.

9. SELLER REPRESENTATIONS.

9.1. Seller Representations. Seller hereby represents that the following are true and correct as of the Effective Date in all material respects and, subject to the provisions of Section 9.2, in all material respects shall be true and correct and reaffirmed on the Closing Date (collectively, the “Seller Representations”):

9.1.1. Authorization. Seller is a limited liability company duly formed and validly existing as such under the laws of the State of Georgia, and is properly authorized to transact business in the State of Georgia, and has full right and authority, and has taken all necessary corporate action, to validly execute and deliver this Agreement and to consummate the Closing.

9.1.2. No Judgments or Litigation. There are no judgments against Seller which are unpaid or unsatisfied, in any court of any city, county or state, or of the United States of America, and there is no action, litigation, suit or proceeding pending or, to the best knowledge of Seller, threatened against Seller or the Property or any portion thereof.

9.1.3. No Conflicts. Neither the execution and delivery of this Agreement, the consummation of the Closing, nor the compliance with any of the provisions hereof shall conflict with, or result in a default (or a condition which upon Notice or lapse of time or both would constitute a default), under any of the terms, conditions or provisions of: (a) any agreement or instrument to which Seller is a party or by which Seller is bound, or (b) any laws, statutes, codes, ordinances, orders, regulations, directives, rules or requirements of any federal, state, city, county or other governmental, public or quasi-governmental authorities, bodies, boards or agencies or any departments or bureaus thereof, or any judgments, orders, injunctions or decrees (collectively, the “Laws”) applicable to Seller.

9.1.4. No Condemnation. There are no Condemnation proceedings pending, nor has Seller received any Notice (written or otherwise) of any contemplated or threatened Condemnation.

9.1.5. Hazardous Substances. Seller has no actual knowledge with respect to the presence at, on or under the Property of “Hazardous Substances”. Neither Seller nor, to the best of Seller’s actual knowledge, any tenant has knowingly used the Property as a landfill or as a dump to receive garbage, refuse, waste, or fill material, and,

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

to the best of Seller’s actual knowledge, there are no Hazardous Substances (as hereinafter defined) stored, handled, installed, released or disposed in, on or about the Property or any other location within the vicinity of the Property. As used in this Agreement, the term “Hazardous Substances” means such materials, waste, contaminates or other substances defined as toxic, dangerous to health or otherwise hazardous by reference to the following sources as amended from time to time: (a) the Resource Conservation and Recovery Act of 1976, 42 USC §6901 (“RCLA”); (b) the Hazardous Materials Transportation Act, 49 USC § 1801; (c) the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 USC §9601 (“CERCLA”); (d) applicable laws of the jurisdiction where the Property is located; and (e) any federal, state or local statutes, regulations, ordinances, rules or orders issued or promulgated under or pursuant to any of those Laws or otherwise by any department, agency or other administrative, regulatory or judicial body.

9.1.6. Violation of Laws, Covenants, Conditions and Restrictions. Seller has no actual knowledge, nor has Seller received any Notice, of any violations of Laws with respect to the Property, or any violation or breach of any of the covenants, conditions, restrictions or other agreements affecting the Property.

9.1.7. No Other Sales Contracts. No person, firm or entity other than Purchaser, as set forth herein, has any rights in or rights to acquire all or any part of the Property, and there is no other outstanding agreement to sell all or any part of the Property to any other person, firm or entity.

9.1.8. No Further Transfers. So long as this Agreement is in effect, Seller shall not make, create or allow any transfer (absolutely or as security), lien, lease, encumbrance, easement, restriction, reservation, contractual or other right, license or interest involving the Property or any part thereof, or act in such a way as would deprive or hinder Seller from transferring the Property to Purchaser in accordance with terms and conditions of this Agreement.

9.1.9. No Assessments. To the best knowledge and belief of Seller, and Seller has received no notice to the contrary, no assessments have been made against any portion of the Property which are unpaid (except Taxes for the current year that are not due and payable), whether or not they have become liens; and Seller shall notify Purchaser upon learning of any such assessments.

9.1.10. Loan. With respect to the Original Loan: (a) the Original Loan is a first mortgage lien encumbering the Property, and is the only indebtedness which encumbers or is secured by the Property, (b) Seller has delivered to Purchaser true, complete and accurate copies of the Original Loan Documents evidencing the Original Loan, (c) the Original Loan Documents accurately reflect the terms of the Original Loan, and there are no material provisions, agreements or understandings with respect to the Original Loan except as described in the Original Loan Documents, (d) at all times prior to and on the Closing Date, Seller shall take all action required pursuant to the Original Loan Documents to prevent any default or existence of any state of facts which would support a default thereunder, (e) the Original Loan is in good standing with no default or alleged default thereunder, and at time of Closing, the Original Loan Documents shall be current, in good standing, and with no default thereunder, (f) the transfer fees imposed by the Lender related to the Closing subject to the assumption of the Original Loan shall be paid by Seller, (g) there is no obligation to pay additional interest or share of income or profits with respect to the Original Loan other than as expressly set forth in the Original Loan Documents, and (h) the Original Loan Documents secure only the Loan, and no further advances or indebtedness to Seller are secured by the Original Loan Documents.

9.1.11. Rent Roll. Annexed hereto as Exhibit “J” is a copy of a current and accurate rent roll for the Property containing a complete list of all Lease.

9.1.12 Service Contracts. Except for the contracts referenced on the list of Service Contracts attached hereto as Exhibit “L” (the “Service Contracts”), there are no contracts of construction, maintenance, employment, management, service, or supply in effect entered into by Seller which will affect the Property or operations of the Property after Closing. To Seller’s knowledge, each of the Service Contracts is in full force and effect and has not been modified or amended except as indicated on Exhibit “L”. To Seller’s knowledge, neither party to any Service Contract is in default thereunder. To Seller’s knowledge, all currently due charges under the Service Contracts have been paid in full. Seller has delivered, to Purchaser, true and complete copies of the Service Contracts.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

9.1.13. Warranties and Guaranties. Annexed hereto as Exhibit “M” is a recital and covenant with respect to all warranties and guaranties currently in force with respect to any portion of the Property (the “Warranties”).

9.1.14. Intellectual Property. To the best of Seller’s actual knowledge, the conduct of Seller’s business does not infringe upon the patents, trademarks, copyrights or other intellectual property rights of any third party, and, to Seller’s knowledge, no third parties are currently infringing upon the patents, copyrights, trademarks or other intellectual property rights of Seller. Without limiting the generality of the foregoing, Seller has not granted to any person a license or other right to use the name “The District at Howell Mill”.

9.1.15. Books and Records; Financial Operation. All books and records relating to operating income and expenses of the Property heretofore maintained by Seller and furnished or made available to Purchaser by Seller were and shall be those maintained by Seller in regard to the Property in the normal course of business. To Seller’s knowledge, the operating statements covering the Property furnished by Seller to Purchaser are, in all material respects, accurate, complete and have been prepared in accordance with the books and records of Seller. All documents and records previously or hereafter made available or delivered by Seller to Purchaser and the information contained therein are true, complete and accurate in all material respects.

9.1.16. Employees. Seller has no employees. There are no collective bargaining or union agreements with respect to the Property. Seller does not maintain or sponsor any employee benefit plan, including, without limitation, any plans subject to the Employer Retirement Income Security Act of 1974, as amended. There are no pending claims or, to Seller’s knowledge, any threatened claim against Seller by any employee or former employee whose employment related to the Premises.

9.1.17. Reciprocal Easement Agreements. Seller has delivered to Purchaser true and complete copies of the REAs (as hereinafter defined). To Seller’s knowledge, each of the REAs is in full force and effect and has not been modified or amended. To Seller’s knowledge, there exists no circumstance or state of facts that constitutes a default by Seller or any third party under any of the REAs that would, with the passage of time or the giving of notice, or both, constitute a default on a part of Seller or said third parties under said agreements and no third parties have asserted in writing any claims against Seller in connection with the REAs.

9.1.18. Condominium Association. Seller has delivered to Purchaser a true and correct copy of that certain Declaration of Condominium for The District at Howell Mill Condominium recorded in Deed Book 39710, Page 698 (the “Condominium Declaration”), as amended by First Amendment to the Declaration of Condominium for The District at Howell Mill Condominium recorded in Deed Book 41056, Page 616 (the “First Amendment to Declaration”, and together with the Condominium Declaration, the “Declaration”). To Seller’s knowledge, the Declaration is in full force and effect and has not been modified or amended except as set forth above. To Seller’s knowledge, there exists no circumstance or state of facts that constitutes a default by Seller or any third party under the Declaration that would, with the passage of time or the giving of notice, or both, constitute a default on a part of Seller or said third parties under the Declaration and no third parties have asserted in writing any claims against Seller in connection with the Declaration.

9.1.19. Co-Tenancy Agreement. Seller and Purchaser agree to use diligent, good faith efforts toward promptly finalizing (a) a Co-Tenancy Agreement reflecting the economic and business terms set forth in the LLC Agreement, with such modifications as the parties may agree upon with a view to compliance with the “safe harbor” Revenue Procedure (the “TIC Rev. Proc.”) promulgated by the Internal Revenue Service with respect to the ownership of tenant-in-common interests as it relates to the ELPF TIC Interest, (b) a property management agreement with Jones Lang LaSalle Americas, Inc.; and (c) a leasing agreement with Selig Realty, Inc. (it being understood and agreed that such management agreement and such leasing agreement shall be in the respective form thereof attached as an exhibit to the LLC Agreement, with such modifications as the parties may agree upon with a view to compliance with the TIC Rev. Proc.);

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

9.2. Limitations. Notwithstanding the foregoing provisions of Section 9.1 or any other term or provision of this Agreement, neither the Seller Representations nor any other representation or covenant of Seller under this Agreement shall extend to, and shall in all events be excluded therefrom, and Seller shall in no event have any duty, obligation, liability or responsibility for, or be deemed in any manner to be, in breach or default with respect to any of the Seller Representations or any other representation or covenant of Seller under this Agreement by reason of the existence of or Seller’s knowledge of, any matter to the extent that Purchaser obtains actual knowledge of such matter prior to the Closing. Wherever in this Agreement there is any reference to the “knowledge” of Seller or to any “Notice” having been “received” by Seller, in any variation of such references, such references: shall (a) mean only the actual knowledge of, or Notice actually received personally by David E. Witt or William J. Dawkins, both individual residents of Fulton County, Georgia (collectively, the “Individuals”); (b) not mean or include any imputed or constructive knowledge of the Individuals, nor any Notice constructively received by the Individuals; (c) not include any actual, imputed or constructive knowledge of any member, attorney, officer, agent, employee or affiliate of Seller, or any other person or entity, or any Notice actually or constructively received by any director, member, partner, officer, attorney, agent, employee or affiliate of Seller, or any other person or entity; and (d) not be deemed to imply that the Individuals or any other person or entity has undertaken, or has any duty or obligation to undertake, any investigation or inquiry with respect to the subject matter thereof.

Notwithstanding anything to the contrary in this Agreement, subject to the terms of Section s 12.1 and 16, in the event of any untruth of the Seller Representations or any other representation or warranty of Seller set forth in this Agreement, Purchaser’s sole remedies with respect thereto shall be limited as follows:

(i)	Any claims made by Purchaser with respect to any breach of the Seller Representations or any other representation or warranty of Seller set forth in this Agreement must be made in writing to Seller within twelve (12) months after the Closing Date (the “Survival Period”), and shall be based solely upon the alleged untruth of the Seller Representations or such other representations and warranties in question;

(ii)	No recovery shall be had on any such claim if, notwithstanding the inaccuracy of the Seller Representations or other representation or warranty of Seller set forth in this Agreement in question, Purchaser obtained actual knowledge of such inaccuracy at or before Closing, whether by disclosure of Seller or otherwise;

(iii)	No recovery shall be had against Seller unless Purchaser establishes actual damages with respect to all claims of at least Ten Thousand and No/100 ($10,000.00) Dollars in the aggregate; and

(iv)	No recovery shall be had against Seller in excess of Two Million and No/100 ($2,000,000.00) Dollars in total for all claims made by Purchaser.

The Seller Representations shall expire and be of no further force or effect on the date which is twelve (12) months after the Closing Date.

10. PURCHASER REPRESENTATIONS. Purchaser hereby represents that the following are true and correct as of the Effective Date (collectively, the “Purchaser Representations”):

10.1. Authorization. Purchaser is a limited liability company duly created and validly existing as such under the Laws of the State of Delaware, and is properly authorized to transact business in the State of Delaware, and has full right and authority, and has taken all necessary action, to validly execute and deliver this Agreement and to consummate the Closing.

10.2. No Judgments. There are no judgments against Purchaser which are unpaid or unsatisfied, in any court of any city, county or state, or of the United States of America.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

10.3. No Conflicts. Neither the execution and delivery of this Agreement, the consummation of the Closing, nor the compliance with any of the provisions hereof shall conflict with, or result in a default (or a condition which upon Notice or lapse of time or both would constitute a default), under any of the terms, conditions or provisions of: (a) any agreement or instrument to which Purchaser is a party or by which Purchaser is bound, or (b) any Laws applicable to Purchaser.

11. DAMAGE OR DESTRUCTION. In the event that all or any portion of the Property is destroyed or damaged on or prior to Closing by fire or any other cause of any nature whatsoever, then Seller shall promptly deliver Notice to Purchaser thereof. Upon receipt of Notice of such damage or destruction from Seller, Purchaser shall consummate Closing, accepting the Property in such damaged or destroyed condition, in which event Seller shall transfer and assign to Purchaser all of the right, title and interest of Seller in and to any claims and proceeds Seller may have under any insurance policies covering the Property and Purchaser shall receive a credit at Closing against the Purchase Price in the amount of any deductible applicable thereto. In no event shall any party be entitled to terminate this Agreement in the event all or any portion of the Property is destroyed or damaged prior to Closing by fire or any other cause of any nature whatsoever.

12. DEFAULT.

12.1. Default by Seller. Subject to the terms of Section 17, in the event that Closing is not consummated due to the inability, failure or refusal of Seller to perform the material obligations of Seller hereunder and are not waived by Purchaser, and are not cured by Seller, then Purchaser’s sole remedy shall be to elect either of the following, by promptly delivering Notice to Seller: (a) to terminate this Agreement, in which event Escrow Agent shall immediately refund the Earnest Money to Purchaser, and Purchaser shall be entitled to retain the Earnest Money as Purchaser’s sole remedy hereunder, and thereafter no party shall have any further rights, claims or liabilities hereunder except those provisions which by their express terms survive the termination of this Agreement; or (b) to pursue and enforce the remedy of specific performance against Seller, but Purchaser shall not be entitled to pursue or collect any actual, consequential or other damages whatsoever from Seller, unless specific performance is not available due to Seller’s intentional default, in which case Purchaser can avail itself of actual, but not consequential, damages from Seller. Subject to Section 17, in the event that any of the Seller Representations prove materially untrue after the Effective Date and are not waived by Purchaser, or Seller fails to perform any covenants that result in a material adverse effect on the Property and are not waived by Purchaser, and are not cured by Seller, the Purchaser’s sole remedy shall be to claim actual monetary damages; within six (6) months after the date of Closing. In no event shall Purchaser be entitled to consequential or any other damages whatsoever other than actual damages incurred.

12.2. Default by Purchaser. In the event that Closing does not occur by reason of default by Purchaser with respect to any material obligations of Purchaser hereunder, or because any of the Purchaser Representations are or become materially false and are not waived by Seller or promptly cured by Purchaser, then upon demand by Seller to Escrow Agent and Purchaser, Escrow Agent shall promptly pay the Earnest Money to Seller as Seller’s sole and exclusive remedy related thereto, and Seller shall be entitled to retain the Earnest Money as full liquidated damages in accordance with O.C.G.A. Section 13-6-7, and thereafter no party shall have any further rights, claims or liabilities hereunder, except those obligations which by their express terms survive the termination of this Agreement; Seller’s receipt and retention of the Earnest Money as liquidated damages being the full and exclusive remedy of Seller hereunder, Seller hereby specifically waiving and relinquishing all other remedies at law or in equity, including, without limitation, an action in equity for specific performance of this Agreement or an action at law to recover any monetary damages in excess of the Earnest Money. Seller shall not sue Purchaser on the grounds that the Earnest Money is unreasonable in amount and exceeds the actual or other damages of Purchaser or that the receipt and retention by Seller of the Earnest Money only constitutes a penalty. The parties acknowledge that the actual damages of Seller in the event of inability, failure or refusal of Purchaser to consummate Closing shall be difficult or impossible to ascertain, and that the Earnest Money represents the reasonable pre-estimate of the parties of the probable loss of Seller, and are not a penalty.

13. NOTICES. All Notices shall be in writing, signed by the party or parties giving the Notice, and may be delivered (a) in person, (b) by the United States mail, postage prepaid, certified with return receipt requested (the “Mail”), (c) by United Parcel Service, Federal Express or other reliable overnight courier service (the “Courier”), or (d) by facsimile transmission (with the original of the facsimile transmission sent by Courier). All Notices shall be sent to the addressee at the respective address or facsimile transmission number of such addressee set forth below or at such other address or facsimile transmission number within the continental United States as such addressee may designate by Notice specifically designated as a Notice of change of address and given in accordance herewith. Any such Notice shall

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

be deemed received by the addressee (i) in the case of personal delivery, on the date of delivery to the addressee of such Notice as evidenced by written receipt by a duly authorized officer or representative of such addressee, (ii) in the case of Mail, the earlier of the date receipt is acknowledged on the return receipt for such Notice or three (3) business days after the date of postmark thereof by the United State Postal Service, (iii) in the case of Courier, on the date of receipt of such Notice evidenced by written receipt by a duly authorized officer or representative of such addressee, and (iv) in the case of facsimile transmission, on the date of receipt of transmission of such Notice. Rejection or refusal to accept or inability to deliver because of changed address of which no Notice has been received shall also constitute receipt. Any such Notice, if given to Seller, shall be addressed as follows:

if given to Seller, shall be addressed as follows:

The District at Howell Mill, LLC	with a copy to:
c/o Selig Enterprises, Inc.	William J. Dawkins, Esquire
Suite 550	Suite 550
1100 Spring Street, N.W.	1100 Spring Street, N.W.
Atlanta, Georgia 30309-2848	Atlanta, Georgia 30309-2848
[****]	[****]

and, if given to Purchaser, shall be addressed as follows:

ELPF Howell Mill, LLC	with a copy to:
c/o LaSalle Investment Management	Katten Muchin Rosenman LLP
100 East Pratt Street	525 West Monroe Street
20th Floor	Chicago, Illinois 60661
Baltimore, Maryland 21202	[****]
[****]

and, if given to Escrow Agent, shall be addressed as follows:

Calloway Title and Escrow, L.L.C.
4710 Ashford-Dunwoody Road
Suite 285
Atlanta, Georgia 30319
[****]

14. CONFIDENTIALITY. All documents, records and information provided to Purchaser by Seller in connection with the Inspection or this Agreement (collectively, the “Data”), shall be held and reviewed in strict confidence by Purchaser and utilized solely for the purpose of determining the advisability of acquiring the Property in accordance with the terms of this Agreement, provided that the Data may be disclosed as necessary only to the agents, attorneys and prospective lenders of Purchaser, and shall be returned to Seller in the event that this Agreement is terminated for any reason.

15. ASSIGNMENT. Provided that Purchaser first obtains Seller’s prior written consent, which consent shall not be commercially unreasonably withheld, then Purchaser may assign all of Purchaser’s rights and obligations under this Agreement, provided that no such assignment shall relieve Purchaser of any obligations of Purchaser under this Agreement. Except as allowed in the immediately preceding sentence, neither Purchaser nor Seller shall be entitled to assign all or any part of such party’s rights under this Agreement. Notice of any such assignment shall be given by Purchase to Seller at least three (3) days prior to Closing, which Notice, to be effective, must be accompanied by a fully executed copy of the assignment and of the organizational documents for the assignee, and any such assignment must be in writing, must assign all rights in the Earnest Money, and must contain an express assumption of all duties and obligations of the assignor under this Agreement. Any such assignment as permitted hereunder shall be binding upon and inure to the benefit of the permitted successors and permitted assigns of the respective parties hereto.

16. AS IS. Notwithstanding anything in this Agreement to the contrary, with the sole exception of the Seller Representations and representations with respect to title, the entry by Purchaser into this Agreement and the

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

acquisition by Purchaser of the Property shall be based solely upon the full and complete observation and examination by Purchaser of the Property, and all conditions affecting the Property, and the usage to which the Property may be put, and the nature, quality or condition of the Property, including, without limitation, the water, soil, geology, zoning, tax consequences, physical or environmental condition, valuation, governmental approvals, governmental regulations, suitability or fitness of the Property for any purpose, or the habitability, merchantability, or any other matter or thing relating to or affecting the Property, and the suitability of the Property for any activities and uses which Purchaser may conduct thereon, and any compliance or non-compliance of the Property with any Laws, and Purchaser represents and warrants to Seller that by Closing Purchaser shall have made such complete observation and examination, and Purchaser shall accept the Property in the existing condition of the Property, without any covenant, warranty or representation, express or implied, oral or written, past, present or future, in fact or by law, other than Seller’s warranty, if any, with respect to title set forth in the Deed, and the Seller Representations, as expressly provided in this Agreement, or any condition or conditions affecting or related to the Property, and the Property shall be conveyed “AS IS”, “WHERE IS” and “WITH ALL FAULTS”, and there are no other warranties or representations, collateral to or affecting the Property by Seller or any third party. Without limiting the generality of the foregoing, other than as expressly provided in Section 9.1.5, Seller does not make and has not made, and specifically disclaims, any representation regarding the presence or absence of any “Hazardous Substances”, as hereinafter defined, at, on, under or about the Property or the compliance or non-compliance of the Property with any federal, state or local so-called “Superfund” or “Superlien Statute”, or any other Laws regulating, related to or imposing liability or standards of conduct concerning any Hazardous Substances.

17. RIGHT TO CURE. In the event that either (a) any of the Seller Representations shall be or become untrue or inaccurate, or (b) any obligation of Seller or condition or contingency under this Agreement is or becomes unfulfilled or unsatisfied, Purchaser shall not be entitled to rescind, terminate or otherwise avoid any obligations of Purchaser hereunder until Purchaser has delivered to Seller Notice thereof, and Purchaser has been thereafter afforded a reasonable opportunity and period of time, which shall be no less than ten (10) days, to either: (i) remedy such situation so as to render such Seller Representations true or accurate in a manner reasonable acceptable to Purchaser, or (ii) obtain affirmative title insurance coverage insuring the ownership interest of Purchaser over such untrue or inaccurate Seller Representations, or such unfulfilled obligation, condition or contingency in a manner acceptable to Purchaser in its sole and absolute discretion.

18. SURVIVING CLAUSES. Intentionally Deleted.

19. PURCHASER’S RIGHT OF INSPECTION; CONDITIONS TO CLOSING.

19.1. Inspection. Seller hereby grants to Purchaser and Purchaser’s agents, engineers, surveyors and other representatives the right, subject to the rights of Tenants, during the term of this Agreement, to enter upon the Property to inspect, examine and perform the Updated Survey of the Property, including, without limitation, the performance of such tests as Purchaser deems appropriate to determine the physical condition and suitability of the Property, including, without limitation, such soil tests and borings as Seller first approves in writing, and such other non-invasive studies as Purchaser deems appropriate, and otherwise do that which Purchaser deems appropriate to determine the feasibility and suitability of the Property for the intended usage of Purchaser, including, without limitation, performing traffic studies, determining the sufficiency and availability of all public utilities required or used in the operation of the Property, including, without limitation, electricity, natural gas, water, telephone, cable, storm and sanitary sewer serving the Property, and the applicability and effect of codes, restrictions, laws, ordinances, orders, regulations or requirements of governmental or quasi-governmental authorities, bodies or agencies affecting all or any portion of the Property, including, without limitation, all building, subdivision, land sales, and all other securities, condominium, ecology, environmental protection and similar rules, including, without limitation, those of any regulatory agencies and administrative officials having or asserting jurisdiction over the Property and such other matters as Purchaser elects (the “Inspection”). Purchaser shall, and does hereby Indemnify Seller with respect to the Inspection, which Indemnity shall not extend to any pre-existing defect in the Property disclosed by the Inspection, and which Indemnity shall survive Closing. Without limiting the foregoing: (a) Purchaser shall give Seller Notice of Purchaser’s intent to visit the Property for Inspection, (b) Seller shall have the right to have a representative present during any such Inspection, and (c) the Inspection shall be performed in such manner as not to be intrusive or interfere with the rights of Tenants or others with respect to the Inspection. Purchaser shall keep the results of any Inspections or tests confidential except for necessary disclosures to Purchaser’s lenders, attorneys, consultants, agents and investors or as may be required by applicable law. Promptly upon completion of the Inspection, Purchaser, at Purchaser’s sole expense, shall restore the Property to substantially the same condition in which the Property existed immediately prior to the conduct of the Inspection.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

19.2. Intentionally Deleted.

19.3. Seller’s Obligation to Provide Documents. Seller has delivered to Purchaser complete and accurate copies of the following documents with respect to the Property: (a) the Initial Survey; (b) all engineering reports, soil reports, hydrological reports, and all environmental audits, reports, assessments and studies, and all related documents; (c) all title policies and title exception documents, and all related documents; (d) all plans and specifications for the Improvements, and all permits and warranties related to the Improvements, and all related documents; (e) all documents relating to prior, current or proposed zoning status or rezoning applications or variances, and all related documents; (f) all correspondence, bills, financial information, documents and communications involving any association or community, neighborhood or civic organization, and all related documents; and (g) all Leases.

19.4. Assumed Service Contracts. Prior to Closing, Seller shall notify in writing each of the parties to the assumed Service Contracts of the assignment of such Service Contract from Seller to Purchaser and shall, at Seller’s sole cost and expense, obtain from each such party any required consent to such assignment.

20. EXCHANGE.

20.1. Election. Seller or Purchaser shall be entitled, on the terms and conditions contained in this Section 20.1 to consummate the Closing by means of effectuation of, at Seller’s or Purchaser’s option, a either simultaneous or non-simultaneous exchange, including, without limitation, a “reverse” exchange, of the Property for other property of like-kind, in accordance with the terms of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (an “Exchange”). In the event that Seller or Purchaser elects to so effectuate an Exchange: (a) Seller or Purchaser shall be entitled to assign certain rights and delegate certain duties under this Agreement to a qualified intermediary, as that term is defined in Section 1.1031(k)-1(g)(4) of the Treasury Regulations (the “Intermediary”), which assignment shall not relieve the assigning party of any obligations under this Agreement, (b) the Exchange may be accomplished either simultaneously with the Closing or as a deferred Exchange, and (c) Seller and Purchaser shall cooperate in good faith with respect to the effectuation of the Exchange, including, without limitation, the execution and delivery of such documents and performance of such acts as are related thereto, including, without limitation, the payment of the proceeds from the Closing to the Intermediary, provided that in no event shall the other party be required to (i) accept, hold or convey title to any properties other than the Property relative to the Exchange, nor be named as a grantor or grantee in any deed of any kind in connection with the consummation of the Exchange, or (ii) incur any expense or liability relative to the Exchange, and the exchanging party shall Indemnify the other party with respect thereto, which Indemnity shall survive the Closing.

20.2. No Exchange. In the event that neither Seller nor Purchaser elects to effectuate an Exchange, then the provisions of Section 20.1 shall be of no force or effect, and the Closing shall occur as otherwise provided in this Agreement.

21. LEASES; OPERATION.

21.1. Leases. Subject to the terms of Section 17, Seller does hereby represent to, and covenant with, Purchaser that, except as set forth in the Leases: (a) there are no Leases other than the Leases which Seller has furnished to Purchaser in accordance with Section 19.3, true, complete and accurate copies of which have been furnished to Purchaser; (b) prior to Closing Seller shall not enter into any new Leases, or any amendment, modification, extension, expansion or cancellation of any of the Leases; (c) to Seller’s best actual knowledge, Seller has fulfilled all of the duties and obligations of the landlord under the Leases; (d) to Seller’s best actual knowledge, no party is in material uncured default under any terms or provisions of the Leases, and Seller has neither delivered nor received any Notice of termination of the Leases, nor to Seller’s knowledge are there any disputes or alleged defaults in connection with the Leases, and no event of default, which by the delivering of Notice or passage of time, or both, would become a default, has occurred under the Leases; (e) To Seller’s knowledge, each Lease is in full force and effect and other than with respect to the month of Closing there are and will be no prepaid rentals or Security Deposits in connection with the

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Leases; (f) other than with respect to the month of Closing to the best actual knowledge of Seller, Seller has not and shall not collect any Rent or other sums arising or accruing under the Leases in advance of the month in which Closing occurs; (g) none of the Tenants have subleased or assigned any space; (h) Seller has not received any Notice from any of the Tenants contesting payment of any Taxes, operating expenses, or any other charges payable under the Leases; (i) Seller shall transfer and assign the Leases to Purchaser at Closing by instrument in form and substance consistent with the terms and provisions of this Agreement and Purchaser shall assume the obligations of Seller under the Leases which arise after the date of such assignment; (j) Seller shall Indemnify Purchaser with respect to any act or omission by default or alleged default by Seller in connection with the Leases which occurred on or prior to Closing, and (k) there are no commissions or other fees payable to any person, entity, or agent with regard to the execution of any Lease or with regard to the exercise of any options to renew, expand or otherwise (whether previously or hereafter exercised). Purchaser shall Indemnify Seller with respect to any act or omission by default or alleged default by Purchaser in connection with the Leases which occurs subsequent to Closing. The representations and warranties of Seller set forth in this Section 21.1 shall survive the Closing and the recording of the Deed until the expiration of the Survival Period and shall be subject to the provisions of Section 9.2 of this Agreement.

21.2. Operations. Prior to Closing, while this Agreement is in full force and effect, Seller shall manage and operate the Property and all portions thereof in accordance with the prior normal business practices of Seller.

21.3. Service Contracts. Seller will not, without the prior written consent of Purchaser (i) enter into any maintenance, leasing, service, operation, repair or other contract or agreement relating to the use, maintenance or operation of the Property, or renew any existing Service Contract unless the same are assignable to Purchaser and cancelable upon not more than thirty (30) days’ notice without cost or penalty, or (ii) modify any Service Contracts or terminate any Service Contracts except by reason of (1) a default thereunder by the provider of the service pursuant to the Service Contract, or (2) the written request of Purchaser.

22. CONDOMINIUM. Seller agrees that, from and after the Closing, Seller will (i) diligently and in good faith enforce all obligations of The Alexander at the District, LLC and The Spanos Corporation (collectively, “Spanos”) under the terms of that certain Development Agreement dated April 1, 2005, among Seller, Selig and Spanos (the “Development Agreement”), (ii) perform all of its obligations under the Development Agreement in a timely manner, (iii) not waive any obligations of Spanos under the terms of the Development Agreement or grant any consents or take any affirmative action under or with respect to the Development Agreement without the prior written consent of Purchaser, such consent not to be unreasonably withheld, and (iv) be responsible for recording the Floor Plans (as defined in the Declaration) and amendment to the Declaration as required by the Declaration to delete all references to the Development Agreement and to cause the termination of the Development Agreement at the time and in the manner required by Declaration and the Development Agreement.

23. REA ESTOPPEL; [****] LEASE AMENDMENT.

23.1 Estoppel Certificate and Approval. Seller shall obtain and deliver to Purchaser on or before Closing a fully-executed Estoppel Certificate and approval in the form annexed hereto as Exhibit “N” (the “REA Estoppel”) with respect to that certain Easements with Covenants, Conditions and Restrictions Affecting Land dated as of March 3, 2005, and recorded on August 9, 2005 in Deed Book 40606, Page 331 (the “REA”) .

23.2 [****] Lease Amendment. Seller shall obtain and deliver to Purchaser within six (6) months after Closing a fully-executed original of an amendment to that certain lease between [****]and Seller dated March 3, 2005 (the “[****] Lease”) in the form annexed hereto as Exhibit “O” in the form captioned “Fourth Amendment to Lease Agreement (the “[****] Lease Amendment”).

If despite Seller’s diligent good faith efforts, Seller fails to obtain the REA Estoppel of the [****] Lease Amendment by the Closing Date, then the Indemnity Agreement delivered by Selig to Purchaser at Closing shall include an Indemnity for any loss or damage suffered by Purchaser as a result of Seller’s failure to obtain the REA Estoppel or the [****] Lease Amendment, as the case may be; provided, however, that Seller shall continue to use diligent good faith efforts after Closing to obtain and deliver to Purchaser the REA Estoppel and [****] Lease Amendment, as the case may be. In addition to the foregoing, in the event that Seller fails to obtain the [****] Lease

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Amendment by Closing, then Seller shall deposit with the Title Company at Closing the sum of [****] Dollars to be held, invested and disbursed in accordance with the terms of an escrow agreement to be entered into among Seller, Purchaser and Title Company providing for, among other things, the disbursement to Purchaser of the escrowed funds in the event that [****] fails to reimburse Purchaser for its proportionate share of insurance premiums for the insurance required to be obtained by the landlord under the [****] Lease pursuant to Section 12(B) of the [****] Lease. In the event that Seller fails to furnish the [****] Lease Amendment, and such failure adversely impacts the reimbursements from [****] to Purchaser after Closing, then Escrow Agent shall pay to Purchaser a slippage percentage equal to [****] as total compensation to Purchaser for the damages suffered by Purchaser as a result of the failure of [****] to reimburse Purchaser after Closing for insurance premiums. The provisions of this Section 23 shall survive the Closing and the recording of the Deed.

24. BROKERAGE. Seller and Purchaser hereby represent each to the other that they have had no involvement, contact or agreement with any real estate broker or agent other than Broker with respect to this Agreement or the Property so as to justify a claim for real estate brokerage commission or similar compensation or reimbursement or claim of quantum meruit with respect to this Agreement, the Property or the Closing (the “Commission”), and Seller and Purchaser each shall Indemnify the other with respect to any claim for Commission in any way arising out of or related to the actions of such indemnitor in breach of such party’s representation. Seller shall pay Commission to Broker in an amount agreed to and in accordance with the terms of a separate agreement between Seller and Broker, which Commission shall be payable only in the event of Closing as contemplated hereunder, and in the event that, for any reason, including, without limitation, default by Seller or Purchaser, the Closing fails to occur, no Commission shall be due from Seller or any other party to Broker, and in such event Broker waives all claims for Commission. Broker has acted as broker for Seller and not Purchaser, and is being paid the Commission by Seller, and not Purchaser, in accordance with the terms hereof. In the event that Closing does not occur for any reason whatsoever, Purchaser shall not owe any Commission whatsoever to Broker, and Broker hereby waives all claims to collect a Commission, except for such Commission from Seller as may become due in strict accordance with the terms hereof.

25. MISCELLANEOUS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, successors-in-title, legal representatives, heirs and assigns. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or with respect to this Agreement upon any party other than the parties named herein and their respective successors and assigns, nor shall any provision in this Agreement give any third parties any right of action against any party to this Agreement. In the event that any provision hereof is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof, and no representations, inducements, promises or agreements, oral or otherwise, not expressly set forth herein shall be of any force or effect. No waiver of any right hereunder nor any amendment to this Agreement shall be binding upon any of the parties hereto unless such waiver is in writing and signed by the party against whom enforcement thereof is sought. No failure of Seller or Purchaser to exercise any power or right granted hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of said power or right or of the terms hereof, or of the right of Seller or Purchaser to demand exact compliance with the terms hereof. All titles or captions of the Section s set forth in this Agreement are inserted only as a matter of convenience and for reference only and in no way define, limit, extend or describe the scope of this Agreement, or the intent of any provision hereof. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday or any public or legal holiday, the party having such privilege or duty shall have until 5:00 P.M. on the next succeeding regular business day to exercise such privilege or to discharge such duty. Time is of the essence with respect to this Agreement and all portions hereof. Seller and Purchaser have both participated in the negotiation and preparation of this Agreement, and Seller and Purchaser intend that this Agreement shall be construed without regard to any presumption or other rule requiring construction against the party which drafted this Agreement. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Georgia.

26. MASTER LEASE. Seller and Purchaser acknowledge and agree that the tenants listed on Exhibit “ P” annexed hereto have not commenced paying rent under the terms of their respective leases. Seller and Purchaser agree that, from and after the Closing Date, Seller will pay to Purchaser, on a monthly basis, the amounts to be paid by each such tenant for base rent, common area maintenance charges, taxes and insurance (collectively, “Rent”) as set forth on Exhibit “P” until such time as such tenants have commenced paying full Rent under the terms of their respective

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

leases. In the event the Closing Date occurs on a date other than the first day of a calendar month, then Seller shall pay to Purchaser at Closing the amount of Rent for each tenant set forth on Exhibit “P” multiplied by a fraction, the numerator of which is the number of days remaining in the calendar month in which the Closing Date occurs and the denominator of which is the number of days in such calendar month. The provisions of this Section 26 shall survive the Closing and the recording of the Deed.

27. AUDIT; REGULATORY REQUIREMENTS. Seller agrees to assist Purchaser, at Purchaser’s expense, in the preparation of a SEC Regulation S-X Section 3-14 Audit (“S-X 3-14 Audit”) of certain operating revenues and expenses with respect to the Property by the Purchaser’s auditors (or the auditor’s of Purchaser’s parent company) or the Seller’s auditors. Seller agrees to assist Purchaser in the preparation of an unaudited, interim statement of certain operating revenues and expenses which will be subject to review by the auditors. Seller agrees to provide Purchaser’s auditors (or the auditors of Purchaser’s parent company) with reasonable access to Seller’s books and records relating to the Property as otherwise reasonably required to complete any such S-X 3-14 Audit. Purchaser shall reimburse Seller any out-of-pocket costs incurred by Seller in connection with its obligations under this provision. The obligation of Seller to provide such access and representation letter shall survive the Closing and Seller shall indemnify and hold Purchaser and its affiliates from and against any losses, costs, expenses (including, without limitation, reasonable attorney’s fees and expenses) and liabilities arising from Seller’s failure to comply with these obligations.

28. EXHIBITS. The following exhibits which are annexed hereto form a part of this Agreement:

Exhibit “A”	–	Legal Description of the Property.
Exhibit “B”	–	MetLife Letter.
Exhibit “C”	–	LLC Agreement.
Exhibit “D”	–	Earnest Money Escrow Agreement.
Exhibit “E”	–	Bill of Sale and Assignment.
Exhibit “F”	–	Assignment and Assumption of Leases.
Exhibit “G”	–	Assignment and Assumption of Service Contracts.
Exhibit “H”	–	Assignment of 87.85 Interest in All Intangible Property
Exhibit “I”	–	Indemnity Agreement
Exhibit “J”	–	Escrow Agreement
Exhibit “K”	–	Rent Roll.
Exhibit “L”	–	Title Commitment
Exhibit “M”	–	Service Contracts
Exhibit “N”	–	Recital and Covenant with Respect to Warranties and Guaranties
Exhibit “O”	–	Estoppel Certificate and Approval
Exhibit “P”	–	Fourth Amendment to Lease Agreement
Exhibit “Q”	–	Master Lease Rent

(SIGNATURES ON FOLLOWING PAGES)

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the day and year first above written.

SELLER:

THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company

By:	Selig District at Howell Mill, LLC
a Georgia limited liability company, its sole manager

	By:	Selig Enterprises, Inc.,
a Georgia corporation, its sole manager

		By:	/s/ David E. Witt (SEAL)
David E. Witt, Executive Vice President

(CORPORATE SEAL)

Executed by Seller on

May 15, 2007

SELIG ENTERPRISES, INC., a Georgia corporation

By:	/s/ David E. Witt
David E. Witt, Executive Vice President, solely for purposes of evidencing its obligation to provide the indemnity described under paragraph 7.2

Executed by Selig Enterprises, Inc.

on May 15, 2007

(SIGNATURES CONTINUED ON FOLLOWING PAGE)

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(SIGNATURES CONTINUED FROM PREVIOUS PAGE)

PURCHASER:

ELPF HOWELL MILL, LLC, a Delaware limited liability company

By:	Excelsior LaSalle Property Fund, Inc., a Maryland corporation, its sole member

	By:	LaSalle Investment Management, Inc., a Maryland corporation, its advisor

		By:	/s/ David L. Craine
		Name:	David L. Craine
		Title:	Managing Director

Executed by Purchaser on

May 15, 2007.

(SIGNATURES CONTINUED ON FOLLOWING PAGE)

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(SIGNATURES CONTINUED FROM PREVIOUS PAGE)

ACKNOWLEDGMENT AND AGREEMENT OF ESCROW AGENT

ESCROW AGENT HEREBY ACKNOWLEDGES receipt of a fully executed copy of this Agreement, and agrees to be bound by the terms of this Agreement.

ESCROW AGENT:

CALLOWAY TITLE AND ESCROW, L.L.C.
a Georgia limited liability company

Executed by Escrow Agent on May 15, 2007.	By:	/s/ S. Marcus Calloway
S. Marcus Calloway, Managing Member

(END OF SIGNATURES)

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “A”

LEGAL DESCRIPTION OF THE PROPERTY

ALL THAT TRACT or parcel of land lying and being in Land Lot 152 of the 17th District of Fulton County, Georgia, and being more particularly described as follows:

Condominium Unit 1 of The District at Howell Mill Condominium, and being more particularly described and delineated in the Declaration of Condominium for The District at Howell Mill Condominium, recorded in Deed Book 39710, Page 698, aforesaid Records, as amended.

This conveyance is made subject to the Declaration and all matters referenced therein, and all matters shown on the plat recorded in Condominium Plat Book 16, Page 518, aforesaid Records.

TOGETHER WITH those casement and other rights arising under that certain Easements with Covenants and Restrictions Affecting Land by and between [****], a Delaware statutory trust and The District at Howell Mill, LLC, a Georgia limited liability company, dated as of March 3, 2005, filed for record August 9, 2005 at 2:45 p.m., recorded in Deed Book 40606, Page 331, Records of Fulton County, Georgia; as amended by that certain First Amendment to Easements With Covenants and Restrictions Affecting Land by and between [****], a Delaware statutory trust and The District at Howell Mill, LLC, a Georgia limited liability company, dated as of October . 2005, filed for record October _, 2005 at __:__ __.m., recorded in Deed Book ___, Page ___, aforesaid Records.

ALSO TOGETHER WITH those easement and other rights arising under that certain Declaration of Condominium for The District at Howell Mill Condominium by The District at Howell Mill, LLC, a Georgia limited liability company, dated April 1, 2005, filed for record April 1, 2005 at 2:39 p.m., recorded in Deed Book 39710, Page 698, aforesaid Records; as corrected by Scrivener’s Affidavit by Seth G. Weissman, dated October ___, 2005, filed for record October __, 2005 at __:__ __.m., recorded in Deed Book __, Page __, aforesaid Records; as amended by First Amendment to the Declaration of Condominium for the District at Howell Mill Condominium, dated October _, 2005, filed for record October __, 2005 at __:__ __.m., recorded in Deed Book __, Page __, aforesaid Records.

ALSO TOGETHER WITH those easement rights arising under that certain Easement Agreement by and between Royal Coach Hotels, Ltd., a Georgia limited partnership and A. M. Redd, Jr., dated as of June 29, 1984, filed for record July 2, 1984 at 1:31 p.m., recorded in Deed Book 9051, Page 348, aforesaid Records.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “B”

METLIFE LETTERS

Metropolitan Life Insurance Company Real Estate Investments 2400 Lakeview Parkway, Suite 400 Alpharetta, GA 30004 Tel. 678-319-2144 Fax 679-319-3422 e-mail: tryan@metlife.com

Thomas M. Ryan

Associate Director

May 4, 2007

Mr. Looe Baker, Associate

LaSalle Investment Management, Inc.

200 E. Randolph Dr.

Chicago, IL 60601

Mr. David Witt, Executive Vice President

Selig Enterprises, Inc.

1100 Spring Street, NW, Suite 550

Atlanta, GA 30309-2848

RE:	Rate Lock in connection with proposed $10,000,000 B Note Loan secured by the District at Howell Mill (the “Property”)

Gentlemen:

MetLile, Selig Enterprises, Inc. (“Selig”), and Excelsior LaSalle Property Fund, Inc. (the “Fund) are negotiating terms of a proposed $10,000,000 B Note Loan (the “Proposed Loan”) to be secured by the Property consistent with a letter agreement dated May 4, 2007 (“Letter Agreement”).

Although MetLife is not bound to extend the Proposed Loan, the Fund and Selig have requested that MetLife lock the interest rate in anticipation of closing the B Note Loan. MetLife is willing to do so subject to the following terms and conditions:

1.	Rate Lock. Upon satisfaction of the conditions set forth in this letter, Selig and the Fund may lock the interest rate for the Proposed Loan for a ninety (90) day period (the “Rate Lock Period”).

2.	Determination of Annual Interest Rate. The Annual Interest Rate for the Proposed Loan shall be the sum of (a) 150 basis points and (b) the yield on securities issued by the United States Treasury having a maturity equal to ten (10) years as determined by MetLife’s Treasury Trading Desk on the Business Day Metlife receives the last of the following: (i) the Good Faith Deposit, and (ii) the Letter Agreement countersigned by Selig, the Fund, and the District at Howell Mill, LLC (collectively, the “Borrower Parties”). Business Day means a day both MetLife and the bond market are conducting business, and ends at 2:00 Eastern time on each such calendar day. Upon the Borrower Parties’ compliance with all the conditions of this letter agreement, shall notify you in writing of the Annual Interest Rate, and the same shall be locked for the Rate Lock Period.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

3.	Good Faith Deposit. The Fund shall deposit with MetLife $100,000 in cash or other immediately available finds (the “Good Faith Deposit”) within the times set forth below. MetLife shall hold the Good Faith Deposit with no obligation to pay interest and may commingle the Good Faith Deposit with other funds.

THE FUND ACKNOWLEDGES THAT METLIFE WILL BE ENTERING INTO CONTRACTS WITH OTHER PARTIES IN RELIANCE UPON THE FUND’S AGREEMENT HERETO. IF THE PROPOSED LOAN DOES NOT CLOSE WITHIN THE RATE LOCK PERIOD (EXCEPT AS EXPRESSLY PROVIDED BELOW), METLIFE SHALL RETAIN THE ENTIRE GOOD FAITH DEPOSIT AS LIQUIDATED DAMAGES. THESE LIQUIDATED DAMAGES ARE INTENDED TO COMPENSATE METLIFE FOR LOSSES SUSTAINED ON ITS OTHER CONTRACTS, TIME SPENT, LABOR AND SERVICES PERFORMED, LOSS OF INTEREST AND ANY OTHER LOSS WHICH MIGHT BE INCURRED BY METLIFE IN CONNECTION WITH THE PROPOSED LOAN. BOTH PARTIES AGREE THAT METLIFE’S DAMAGES AS A RESULT OF A DEFAULT ARE NOT FULLY CAPABLE OF BEING ASCERTAINED AT THIS TIME AND THE AMOUNT OF LIQUIDATED DAMAGES REPRESENTS THE FUND’S AND METLIFE’S BEST ESTIMATION AT THIS TIME OF THOSE DAMAGES.

NOTWITHSTANDING THE FOREGOING: the Good Faith Deposit, minus any third party costs, will be returned to the Fund on the date of closing of the Proposed Loan. In the event the Proposed Loan fails to close despite the Fund’s and Selig’s best efforts to satisfy MetLife’s closing conditions in good faith and with reasonable diligence, the Good Faith Deposit will be returned minus any third party costs.

4.	MetLife’s Expenses. The Fund and Selig shall be responsible jointly and severally for Lender’s out of pocket legal and other fees and expenses in connection with the Proposed Loan (“MetLife’s Expenses”). The Fund and Selig shall pay such fees and expenses at closing or, if the Proposed Loan does not close for any reason prior to expiration of Rate Lock Period, MetLife shall retain such amounts from the Good Faith Deposit.

Please countersign this letter in the space indicated below to indicate the Borrower Parties’ agreement to its terms, and return a countersigned copy to me together with the Good Faith Deposit on or before May 8, 2007.

If you have any questions, please contact me.

Sincerely,

/s/ Thomas M. Ryan
Thomas M. Ryan

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Agreed and Acknowledged:

The District at Howell Mill, LLC,
a Georgia limited liability company

By:	Selig District at Howell Mill, LLC

By:	Selig Enterprises Inc., its Manager

By:	/s/ David E. Witt
Name:	David E. Witt
Title:	Executive Vice President

Excelsior LaSalle Property Fund, Inc.,
a Maryland corporation

By:	/s/ Looe Baker
Name:	Looe Baker
Title:	Associate

Selig Enterprises, Inc,
a Georgia corporation

By:	/s/ David E. Witt
Name:	David E. Witt
Title:	Executive Vice President

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Metropolitan Life Insurance Company
Real Estate Investments
2400 Lakeview Parkway, Suite 400
Alpharetta, GA 30004
Tel. 678-319-2144
Fax 679-319-3422
e-mail: tryan@metlife.com

Thomas M. Ryan

Associate Director

Via e-mail

May 4, 2007

Mr. Looe Baker, Associate

LaSalle Investment Management, Inc.

200 E. Randolph Dr.

Chicago, IL 60601

Mr. David Witt, Executive Vice President

Selig Enterprises, Inc.

1100 Spring Street, NW, Suite 550

Atlanta, GA 30309-2848

RE:	B-Note Financing Proposal in the amount of $10,000,000 (“B Note Loan”) and the transfer and assumption of the loan in the amount of $35,000,000 (the “Loan”) secured by the condominium interest and related property commonly known as The District at Howell Mill, a 306,382 square foot retail center located at the southwest comer of Howell Mill Road and I-75, Atlanta, Georgia (“Property”)

Gentlemen:

We appreciate the opportunity to provide you with MetLife’s financing proposal for the above referenced Property. It should be noted that these terms are important business points that would ultimately need to be agreed on and documented in the loan documents. Until such time as the parties enter into fully executed loan documents, no binding agreement shall exist.

I. The District at Howell Mill, LLC (“Original Borrower”) has proposed to sell the Property to a to-be-formed Delaware single purpose limited liability company (“Transferee”), owned and controlled 87.85% by Excelsior LaSalle Property Fund, Inc. (the “Fund”) and 12.15% by Selig Enterprises, Inc. (“Selig”). The transactions contemplated by this letter are predicated upon the completion of the proposed sale and the assumption of the Loan and related obligations by Transferee consistent with the terms of this letter and the documents evidencing the Loan.

Transfer:	Pursuant to Section 10.01 (c) of the Deed to Secure Debt and Security Agreement by and between The District at Howell Mill, LLC and Metropolitan Life Insurance Company dated October 6, 2005, a one-time transfer is permitted subject to the following tests: (a) the LTV of the Property at the time of the transfer shall not be greater than 60%, (b) the DSCR shall be no less than 1.50x, (c) Transferee must have a net worth not less than $21,000,000, and (d) payment of a 1% transfer fee. This provision is being used as a part of this transaction and will not apply in the future.

Assumption:	Transferee and Original Borrower shall execute and deliver to MetLife a form of Assumption and Modification Agreement (“Assumption Agreement”) and other closing documents customarily required by MetLife whereby Transferee assumes all of the obligations of the Original Borrower under the existing Loan documentation, and whereby any further sale, conveyance, or change in the Borrower shall constitute an event of default, except as permitted in the section “Future Transfer Right” below. Selig and the Fund shall guaranty severally, pro rata based on their respective interests, the existing non-recourse carveouts and environmental indemnification. The documents evidencing such obligations are referred to as the “New Guarantys.” Except as provided in the immediately preceding sentence, Selig shall be released from its guaranty of such matters to the extent such guaranty applies to liabilities arising entirely after the effective date of the New Guarantys. All such documents shall be prepared at the Borrower’s expense by counsel selected by MetLile, and shall be in form and substance acceptable to MetLife.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Future Transfer Right:	Selig and the Fund contemplate a Put-Call provision where Selig may “put” its ownership interest in the Transferee to the Fund after year 4 or the Fund may “call” Selig’s ownership interest after year 7. In either case, the result would be 100% ownership interest to the Fund. The Assumption Agreement will modify the Loan documents to permit exercise of this Put-Call provision, subject to (a) payment of a $10,000.00 processing fee, (b) the Fund’s liable party becomes 100% liable party and Selig is released from liable party obligations accruing entirely from that point forward and (c) Borrower’s compliance in all other respects with the Loan documents.

The Assumption Agreement will modify Section 10.01 (b) of the Deed to Secure Debt and Security Agreement to provide that the prohibitions on Transfers will also not apply to: (i) the sale of shares of Excelsior LaSalle Property Fund, Inc. and (ii) transfer of ownership interests in Borrower to or from entities that are wholly owned by Excelsior LaSalle Property Fund, Inc.

Other Modifications:	The Assumption Agreement will also provide that:

(i)     Section 11.1 (i) of the Loan Agreement shall be amended to permit Borrower to modify Leases without Lender’s consent except for material modifications. A material modification shall be defined to include (a) a change in term of more than one (1) year, (b) a decrease in rent and (c) any event that would adversely effect Lender’s interest in the Property.

(ii) Section 4.01 (c) of the Deed to Secure Debt and Security Agreement shall be modified to delete the word “audited”; and

(iii)  Section 4.01 (d) of the Deed to Secure Debt and Security Agreement shall be modified to substitute the word “yearly” for the word “monthly” as the eighth word of the subsection. In addition, per verbal agreement with Tom Ryan, operating statements will be provided for upcoming one (1) year period.

Title Policy:	See below.

II. Contemporaneously with the Assumption of the Loan by Transferee, MetLife would extend the B Note Loan to Transferee on terms including the following:

Loan Amount:	The B Note Loan Amount shall be $10,000,000 and shall be evidenced by a new note that will be cross-defaulted with the note evidencing the Loan.

Collateral / Documentation:	The Property securing the Loan as evidenced by the existing Loan Documents with such modifications as MetLife deems necessary or appropriate in connection with the B Note Loan.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Recourse:	The B Note Loan shall be on made on a non-recourse basis subject to the standard carve-outs and environmental indemnification, guaranteed by the Fund or another individual and/or entity with assets acceptable to MetLife.

Term / Amortization:	The B Note Loan term shall be a 10-year fixed rate loan commencing on an agreed upon closing date.

Annual Interest Rate:	The Annual Interest Rate for the B Note Loan shall be determined by Metlife, no more particularly set forth in a separate letter dated May 3, 2007, based on the sum of 150 basis points plus the yield of the US Treasury having a term of 10 years.

Prepayment:	The B Note Loan may not be prepaid during the first 7.5 years of its term. Thereafter, the B Note Loan may be prepaid subject to a prepayment fee based on a yield maintenance formula discounted at the rate of the corresponding United States Treasury Security plus a spread of 50 bps. The minimum fee would be no less than 1%. The B Note Loan would be open at par during the last 90 days of its term.

Title Policy:	The Borrower will provide an endorsement to MetLife’s title insurance policy for the Property, at no expense to MetLife, to extend the effective date thereof to the date of the execution and delivery of the Assumption Agreement and the funding of the B Note Loan (with no additional exceptions added to such title insurance policy or policies), to increase the amount to reflect the B Note Loan, and to make such other modifications as MetLife may require, all in a form and substance acceptable to MetLife.

Property Insurance:	The Borrower will maintain all-risk property & casualty (including terrorism insurance), liability and business income insurance at amounts acceptable to MetLife.

Escrow Requirements:	MetLife will not require monthly escrow deposits for real estate taxes and insurance impounds.

Expenses:	Transferee shall be responsible for the payment of all fees and expenses in connection with considering, reviewing, and documenting the proposed transaction.

Legal Fees:	Transferee shall be responsible for MetLife’s legal fees and expenses.

Should you desire to move forward under the terms outlined in this letter, please respond within three (3) business days of your receipt of this letter. Please indicate that you acknowledge and agree to the terms outlined herein by executing this letter in the space provided below and returning one (1) original copy of the fully executed letter to the undersigned on or before May 8, 2007.

Please do not hesitate to call me if you have any questions (678) 319-2144.

Sincerely,

/s/ Tom Ryan
Tom Ryan Associate Director Real Estate Investments

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Agreed and accepted this 4th of May, 2007, by:

The District at Howell Mill, LLC,
a Georgia limited liability company

By:	Selig District at Howell Mill, LLC

By:	Selig Enterprises Inc., its Manager

By:	/s/ David E. Witt
Name:	David E. Witt
Title:	Executive Vice President

Excelsior LaSalle Property Fund, Inc.,
a Maryland corporation

By:	/s/ Looe Baker
Name:	Looe Baker
Title:	Associate

Selig Enterprises, Inc,
a Georgia corporation

By:	/s/ David E. Witt
Name:	David E. Witt
Title:	Executive Vice President

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “C”

ELSEL HOWELL MILL LLC

LIMITED LIABILITY COMPANY AGREEMENT

This Limited Liability Company Agreement (this “Agreement”), made and entered into by and between ELPF __, LLC, a Delaware limited liability company (“EL”), and The District at Howell Mill, LLC, a Georgia limited liability company (“District”),

W I T N E S S E T H:

WHEREAS, an individual (the “Organizer”) has delivered to the Secretary of State of Delaware a certificate of formation for a Delaware limited liability company named “ELSEL Howell Mill LLC” (the “Company”);

WHEREAS, the parties hereto, being the members of the Company, desire to accept, adopt and ratify said certificate of formation as the statutory certificate of formation of the Company and to reduce their understandings concerning operation of the Company to this writing;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties do hereby agree as follows.

ARTICLE 0.

DEFINITIONS AND CONVENTIONS

0.1 Definitions. Capitalized terms used herein, and their respective meanings as so used, are set out in Schedule I attached hereto.

0.2 Conventions.

(a) Unless otherwise expressly provided herein for a particular purpose, when (i) a provision hereof is applicable only (or separately) to a collection of Members who own interests in the Company having particular characteristics (including, for example, an interest’s Class), and (ii) a Member owns interests in the Company which have such characteristics and interests in the Company which do not have such characteristics, such provision shall be applicable to such Member only (or separately) with respect to his, her or its interest(s) which have such characteristics.

(b) Unless otherwise expressly provided herein for a particular purpose, when rights are afforded hereunder to Members without reference to the Class or other characteristics of the interests in the Company they own, each Member exercising such rights shall, unless otherwise communicated by such Member by notice to all other Members at the time of such exercise, be considered as exercising such rights with respect to the Classes and/or other relevant characteristics of his, her or its interests in the Company in proportion to the Residual Percentages associated respectively with such interests.

ARTICLE 1.

ORGANIZATION

1.1 Formation; Governing Law. The Company hereby accepts, adopts and ratifies, as the statutory certificate of formation of the Company, the certificate of formation referred to in the preamble to this Agreement and authorizes each and any Member, on behalf of the Company and all Members, to execute and deliver all documents and to take all other action appropriate to effect, evidence and perfect such acceptance, adoption and ratification. The Company has been formed and exists for the limited purposes and scope set forth hereinafter. This Agreement shall be construed in accordance with and governed by the law of Delaware, and particularly by the Act.

1.2 Name. The name of the Company is and shall be ELSEL Howell Mill LLC The business of the Company may be conducted under other names chosen by the Managers. Any reference to a phrase which differs from the name of the Company only as respects punctuation (regarding the word “and” and the ampersand, as well as the slash

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

sign, the backslash sign and similar signs, as punctuation marks for this purpose) shall be considered a reference to the Company if (a) it is reasonable to conclude that such reference was intended to be a reference to the Company and (b) there is no substantial evidence that such reference was not intended to be a reference to the Company.

1.3 Principal Place of Business. The principal place of business of the Company is and shall be at such place as the Managers may from time to time determine, written notice of which shall be given to the Members as soon as practical after such determination. The Managers may establish additional places of business of the Company when and where required by the Company’s business, written notice of which shall be given to the Members as soon as practicable after establishing the same.

1.4 Business of Company. The sole business of the Company shall be to acquire, own, operate, dispose of and otherwise deal in all respects solely with the Property; to sell, exchange or finance any, all or substantially all of the assets of the Company; and to engage in such other activities solely related to the Property as may be necessary, advisable, or convenient to the promotion or conduct of the business of the Company, all in accordance with the terms hereof.

1.5 Term. The Company shall exist until Liquidated as provided in Article 7.

1.6 Status of Agreement. This Agreement is intended to constitute and shall constitute a written operating agreement within the meaning and for the purposes of the Act, even during periods (if ever) when there exists only one Member. To the extent required or contemplated by the Act, the Company shall constitute a party to this Agreement.

ARTICLE 2.

MANAGEMENT OF COMPANY

2.1 Authority of Managers.

(a) Subject to provisions hereof limiting their authority, the Managers shall have full charge at their sole discretion of the management, conduct and operation of the Company’s business, within the confines of such business, and their decisions shall be binding on the Company, and in particular, without limitation upon the generality of the foregoing, the Managers shall have authority to cause the Company: to employ or engage the services of such agents, employees, independent contractors, attorneys, and accountants, as they deem reasonably necessary; to create, by grant or otherwise, easements and servitudes; to alter, improve, repair, raze, replace, and rebuild Company property; to effect insurance for the Company and the Members; to pay, collect, compromise, arbitrate, or otherwise adjust any and all claims or demands of or against the Company; to issue new interests in the Company; to sell any, all or substantially all of the assets of the Company or to enter into a merger, to execute appropriate documents, including without limitation deeds, in connection with any such sale or merger, and to collect and administer proceeds of any such sale or merger; to borrow money at any time and from time to time and in connection with any such borrowing to pledge as security all or any of the assets of the Company; to enter into any and all other transactions involving the Company’s property, real or personal, or business affairs; and to abandon any unconsummated transaction, even if consent thereto by other Members has been obtained (whether or not any such consent was required).

(b) Subject to any contrary provisions hereof, at any time that there is more than one Manager each authority granted hereby or hereunder to the Managers may be exercised with, and only with, the concurrence of a Managerial Majority (or pursuant to a delegation by a Managerial Majority to any other person or group of persons). With respect to any transaction, at any time that there is more than one Manager all persons dealing with the Company shall be entitled to rely upon a certificate executed by a Managerial Majority as to the approval of such transaction (either in particular or generically) and delegation to any one or more persons of the authority to act alone on behalf of the Company in respect thereof and alone to execute all documents and instruments and to take all actions in connection therewith. No certificate or other evidence of authority shall be required at any time that there is only one Manager.

2.2 Specific Authorities of Managers. The Original Manager shall cause the Company to enter into and perform agreements with District or its affiliates providing for management and leasing of the Project.

2.3 Company Expenses. All expenses of operations of the Company shall be borne by the Company.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

2.4 Limitations on the Powers of Managers.

(a) Without the written consent to the specific act by a Double Majority, the Managers shall have no authority to cause the Company:

(i)	to finance or refinance the Project;

(ii)	to sell, exchange or otherwise dispose of all or any significant asset; or

(iii)	to engage in any new construction or upgrading of the Project that is not either tenant improvements or a repair or a replacement of an existing component of the Project.

(b) The Managers shall have no authority to compromise, reduce or eliminate an obligation to make a contribution to the capital of the Company, or to cause the Company to issue new interests in the Company, to purchase or redeem all or any portion of an interest in the Company, or to engage in any merger or similar transaction, in each case unless such action is accompanied by an appropriate amendment of this Agreement adopted in accordance with the provisions of section 9.1.

2.5 Identification of Managers. The identities of the Managers (who may but need not be Members) at any time shall be determined pursuant to the provisions of this section, and the provisions of the Act shall apply to the Company only to the extent (if any) consistent herewith.

(a) Subject to subsection (b), the Managers at any time shall be those willing persons most recently so designated in a notice to all Members and Managers signed by a majority in interest of the Members (and any person serving as a Manager prior to any such designation and not so designated in such designation shall be considered to have been removed as a Manager by such designation); provided, however, that prior to any such designation the Original Manager(s) shall be (and have been) the Manager(s).

(b) Any Manager may resign as such at any time by (and only by) notice to each Member and Manager.

2.6 Liabilities of Managers and Members.

(a) To the extent permitted by law, in carrying out his, her or its duties hereunder each Manager and each Member shall not be liable to the Company or to any Member or Manager for any Exculpated Action by such Manager or Member. No Manager or Member shall be expected to devote his, her or its full time to the affairs of the Company, but all Managers collectively shall devote such amounts of time as are reasonable and appropriate in the circumstances prevailing from time to time.

(b) Each Member and Manager and the Company hereby releases each shareholder, director, officer, trustee, limited partner, member and other affiliate of each Manager or Member from all duties of care and loyalty owed, as a result of the existence of the Company, by each such person to such Member or Manager or the Company; provided, however, that no managing person is hereby so released, where for this purpose a “managing person” is a Manager or a Member or a general partner in a partnership which itself is a managing person.

2.7 REOC Status of the Company. The Company and the Members acknowledge EL’s current status as a “venture capital operating company” under the regulations issued by the Department of Labor and, as a result, agree that it is the intention of the Company and the Members that the Company qualify at all times as a “real estate operating company” (a “REOC”) under the regulations issued by the Department of Labor (the “REOC Requirements”). The Company will use reasonable best efforts (on behalf of the Company) to engage in such management and development activities with respect to the Project as shall satisfy the REOC Requirements relating thereto. In the event that EL determines, in good faith and after consultation with the Members, that the Company does not or will not, upon the occurrence of certain reasonably foreseeable events, qualify as a REOC under the REOC Requirements, the Company and the Members shall take such reasonable action as shall be necessary to continue to qualify the Company as a REOC. Notwithstanding the foregoing, should EL, in its sole discretion, determine that the Company need not continue to qualify as a REOC and provide written notice of such determination to the Members, then this section 2.7 shall no longer be applicable to the Company. Pursuant to the foregoing, the Company shall enter into a management rights letter with EL, the form of which is attached as Exhibit B hereto.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

2.8 REIT Matters.

(a) EL’s interest in the Company is expected to be held, directly or indirectly, by a REIT (the “ELPF REIT”) which must meet certain quarterly and annual tests concerning its assets and income to maintain its qualification as a REIT. From time to time, EL shall consult with the Members concerning the REIT requirements necessary for the ELPF REIT to maintain its status as a REIT (the “REIT Requirements”), and the Company agrees to use its reasonable best efforts to operate in accordance with the REIT Requirements under such guidelines as EL may reasonably request for this purpose from time to time.

(b) In particular, (i) the Company shall not hold, directly or indirectly, any stock in trade or other property of a kind which would properly be includable in inventory on hand at the close of a taxable year or property held primarily for sale to customers in the ordinary course of a trade or business, unless the disposition of such property is expected to result in the allocation to EL of no more than de minimis gains; (ii) the Company shall not own, directly or indirectly, more than ten percent (10%) by vote or value of the securities issued by any entity treated as a corporation under the Code, or more than ten percent (10%) for the debt securities by value of any other issuer, without first consulting with EL as to whether such holdings could cause the ELPF REIT to violate the REIT Requirements; and (iii) the Company shall not render any noncustomary services to tenants, nor provide any services to the public, if it would cause the aggregate gross amount received or accrued for such services in any calendar year to exceed one percent (1%) of all amounts received or accrued by the Company from the Property in such year. For purposes of the foregoing clause (iii), services are not treated as being rendered by the Company if they are provided by an independent contractor from whom the Company receives no income, or by a “taxable REIT subsidiary” with respect to the ELPF REIT, which is responsible for determining the time and manner of performing the services, bears all expenses of the services and retains all income from the services. Furthermore, for purposes of the foregoing clause (iii), the amount received or accrued by the taxable REIT subsidiary from providing a service shall be the greater of (A) the amount actually received or accrued for such service, or (B) 150% of the cost of providing such service.

(c) At such times as EL shall reasonably request, the Company shall deliver to ELPF information concerning the Company’s current and prospective operations, income and assets that EL reasonably requests for purposes of determining the compliance of the Company with the REIT Requirements. In addition, the Company shall cooperate with EL in providing additional information and documents relating to the income and assets of the Company, at EL’s sole cost and expense, at such time as the ELPF REIT no longer holds a direct or indirect interest in the Company, in addressing issues raised by any taxing authority in any audit or similar proceeding relating to ELPF’s REIT or any of its affiliates that relate to or arise out of EL’s investment in the Company.

ARTICLE 3.

CERTAIN STATUTORY PROVISIONS AND OVERRIDE

3.1 Limited Removal. Any person who is or becomes a Manager shall remain a Manager until his, her or its resignation or failure to be designated a Manager in a subsequent designation notice described in subsection 2.5(a). Except to the extent (if any) consistent with the preceding sentence or required by law, the provisions of the Act relating to designation of managers shall not apply to the Company.

3.2 No Unanimity Requirement. Except to the extent (if any) expressly provided herein or required by law, no action, transaction or decision proposed to be taken by the Company shall require unanimous approval of the Members or unanimous approval of the Managers. In particular, without limiting the generality of the foregoing, no unanimity requirements of the Act shall apply to the Company except to the extent required by law.

3.3 No Meetings Required. Whenever the approval or concurrence of any Manager or Managers or Member or Members is required hereunder to authorize any action, transaction or decision proposed to be taken by or for the Company, no meeting shall be required in connection with any effort to obtain such approval or concurrence, except to the extent required by law. In particular, without limiting the generality of the foregoing, except to the extent required by law, no provisions of law relating to meetings, quorum requirements for meetings, notices of meetings, waivers of notice of meetings, and similar matters shall apply to the Company.

3.4 Distributions In Kind. No distribution in kind shall be made by the Company unless each asset so distributed is distributed among the Members in the relative proportions each would receive if the distribution were

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

of an amount of cash equal to the sum of the aggregate fair market values (net of liabilities) of all assets (other than cash) being distributed contemporaneously therewith and the amount (if any) of cash actually being distributed contemporaneously therewith. Except to the extent required by law, the provisions of the Act shall not apply to the Company to the extent that such application would be inconsistent with the preceding sentence.

3.5 No Dissolution. To the extent permitted by law, no provision of the Act or any other law shall apply to the Company so as to produce dissolution of the Company except upon the happening of the first to occur of the events or circumstances described in clauses 7.1(a)(i) and 7.1 (a)(ii).

3.6 General Statutory Override. To the extent permitted by law, the provisions of this Agreement shall govern over all provisions of the Act which would apply but for (and inconsistently with) this Agreement. For each question (a) with respect to which the Act provides a rule (a “default rule”) but permits a limited liability company’s operating agreement to provide a different rule and (b) which is addressed by this Agreement, the default rule shall not apply to the Company.

ARTICLE 4.

CAPITAL CONTRIBUTIONS

4.0 No Other Contributions. No Member shall be required to make any contribution to the Company which is not expressly required by this Agreement.

4.1 Original Contributions. Each Original Member shall be obliged to contribute to the Company, upon execution hereof, such Member’s interest in the Project. The Original Members hereby acknowledge and agree that the fair market value of each such interest, net of liabilities assumed or taken subject to, is the result of multiplying such Member’s Residual Percentage by the excess, if any, of (a) $78,000,000 over (b) the total of all liabilities assumed or taken subject to by the Company in connection with such contributions.

4.2 Further Contributions. IF, at any time, and from time to time: (a) the Managers in good faith believe that the Company is, or at any time within the following ninety (90) days will be, in the position of needing funds to construct tenant improvements or repairs or replacements to the Project in excess of cash or equivalent resources, including available borrowed funds (although the Managers are not obligated to cause the Company, or to attempt to cause the Company, to borrow such funds); or (b) the Members unanimously determine in writing that an aggregate amount of money should be contributed to the Company pursuant to this section 4.2; THEN: each Member shall contribute cash to the Company in the amount obtained by multiplying (i) such Member’s Residual Percentage by (ii) the amount of funds so needed or such aggregate amount.

4.3 Interest on Contribution Obligations; Costs; Setoff. If not satisfied on time, each obligation to make a contribution to the Company shall bear interest at the rate described in the definition of Special Balance, or, if less, the maximum rate permitted under applicable law. Further, the defaulting Member shall reimburse the Company for all of its reasonable collection and other remedial expenses. Without limiting any other remedy available to the Company under this Agreement, at law, or in equity, the Company may at any time and from time to time collect theretofore unpaid contributions, accrued interest and collection and other remedial expenses by offset against amounts that would otherwise be distributed to the defaulting Member.

4.4 Special Contributions from Members.

(a) If at any time, and from time to time, the Managers in good faith believe that the Company is, or at any time within the following ninety (90) days will be, in the position of desiring funds in excess of cash or equivalent resources, including funds to be contributed pursuant to section 4.2 and available borrowed funds (although the Managers are not obligated to cause the Company, or to attempt to cause the Company, to borrow such funds), the Managers shall make such situation, and in particular the amount (the “cash need amount”) of the excess so determined, known to the Members, who shall then have the right, but no duty, to contribute funds to the Company, each Member in the amount desired by such Member, provided that if the Members collectively desire to contribute more than the cash need amount the Company shall accept contributions aggregating to the cash need amount from those Members who desire to contribute in such proportions as such Members may then agree upon or, failing such agreement, in proportions determined pursuant to subsection (b). All funds so contributed shall be repaid by the Company, with income thereon calculated as described in the definition of Special Balance, as provided in section 5.5. No Member shall be personally liable for repayment of such contributions or for payment of such income.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(b) If with respect to a cash need amount Members desire to contribute more than such cash need amount and such Members cannot agree upon the proportions in which such contributions are to be made: (i) each Member who desires to contribute an amount no greater than the result of multiplying the cash need amount by such Member’s Residual Percentage shall contribute the amount which such Member desires to contribute; (ii) each Member who desires to contribute more than the result of multiplying the cash need amount by such Member’s Residual Percentage shall first contribute an amount equal to such multiplication result; and (iii) the Members described in clause (ii) shall then contribute the balance (if any) of the cash need amount remaining after taking into account the contributions described in clauses (i) and (ii) in such proportions as they may then agree upon or, failing such agreement, in proportions determined by re-applying clauses (i) and (ii) and this clause (iii) to such balance of the cash need amount rather than to the entire cash need amount (and clauses (i), (ii) and (iii) shall be re-applied as many times as may be required to determine the proportions in which the Members shall contribute).

4.5 Application of Proceeds. The Managers are authorized to apply the capital of the Company for such purposes and with such priorities in connection with the business of the Company as they in their sole discretion shall determine.

4.6 Withdrawal and Reduction of Capital. No Member shall have the right to withdraw or reduce his, her or its investment or to receive any return thereon or on any portion thereof except as may result by virtue of distributions expressly provided for herein. Furthermore, no Member shall have the right to demand property other than cash in return for or as a return on his, her or its investment or any portion thereof.

4.7 Capital Accounts. A capital account shall be maintained for each Member. The capital account of each Member shall be maintained in accordance with the provisions of this section 4.7 and, to the extent not inconsistent therewith, the rules provided in the Regulations. Each Member’s capital account shall be credited with capital contributions made in respect of the interest of such Member, including but not limited to Special Contributions, and with items of income and gain allocated to such interest (and for this purpose any obligation of the Company which is collectible only out of assets of the Company shall be considered to generate gross income, at the time of the final application hereinafter described, to the extent of the excess, if any, of the amount of such obligation over the amount of assets of the Company applied to such obligation), and shall be charged with distributions made in respect of such interest, and with items of loss and deduction allocated to such interest. Except to the extent otherwise provided herein, each capital account shall be computed, as of any particular time, by reference to contributions and distributions having occurred prior to such time, and by reference to allocations of items of income, gain, loss and deduction with respect to Accounting Periods which have ended prior to such time, except that if such time be during winding up of the Company, or following sale of all or substantially all of the Company’s assets, reference shall be made to all items of income, gain, loss and deduction accountable up to such time. No Member shall receive interest on his, her or its capital account, and no Member shall have any right to the return or distribution of his, her or its capital account except to the extent specifically provided herein. No Member shall be liable, either before or upon Termination of the Company, to the Company for his, her or its negative Balance, if any, except to the extent that such negative Balance shall have arisen as a result of his, her or its receipt of a distribution in excess of the amount rightfully due him, her or it hereunder.

ARTICLE 5.

RESIDUAL PERCENTAGES; ACCOUNTING ALLOCATIONS;

DISTRIBUTIONS OF AVAILABLE CASH

5.1 Residual Percentages.

(a) The Residual Percentage of a Member at any time shall be determined in accordance with the following rules.

(i)	The original Residual Percentages of the Original Members are hereby agreed upon as:

(x)	87.85%, in the case of the Original Class A Member; and

(y)	12.15%, in the case of the Original Class B Member.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(ii)	Immediately following a Transfer or Succession with respect to an interest in the Company and substitution of the Transferee or Successor for the Transferor or Predecessor with respect thereto: (x) the Transferee or Successor shall become a Member (if he, she or it was not already a Member); (y) the Residual Percentage of the Transferee or Successor shall be increased proportionately with the subject interest acquired; and (z) the Residual Percentage of the Transferor or Predecessor shall be reduced proportionately with the subject interest transferred (and such Transferor or Predecessor shall cease to be a Member if he, she or it has retained no interest in the Company).

(b) Except to the extent expressly provided to the contrary, provisions hereof describing the interest of a collection of Members shall be construed as providing each such Member a pro rata interest in such collection equal to the proportion such Member’s Residual Percentage bears to the aggregate Residual Percentages of all Members within such collection.

(c) Except to the extent expressly provided to the contrary, references herein to a majority (or other specified portion) in interest of a specified collection of Members shall be construed as referring to a group of Members within such specified collection having a pro rata interest in such collection at least equal to the specified portion. For purposes of the preceding sentence, the collection of all Members constitutes a “specified collection” of Members.

5.2 Allocations of Accounting Items—Generally. Items attributable to an Accounting Period shall be determined as though the books of the Company were closed as of the end of such Accounting Period. The rules of this section 5.2 shall apply except as provided in section 5.4.

(a) For each Accounting Period, each item of income, gain, loss and deduction (other than items allocated pursuant to section 5.4) shall be allocated, insofar as possible, so that, following all allocations pursuant to section 5.4 for such Accounting Period and the allocation pursuant to this section 5.2 which is here being described, each Member’s Balance shall be equal to the result (be it positive, negative or zero) of subtracting (i) the sum of (x) the amount which such Member is unconditionally obligated to contribute to the Company in the future, (y) such Member’s share of the Company’s partnership minimum gain calculated pursuant to the Regulations, and (z) such Member’s share of the Company’s partner nonrecourse debt minimum gain calculated pursuant to the Regulations (applied after taking section 5.3 into account), from (ii) such Member’s Target Amount at the end of such Accounting Period.

(b) Except to the extent otherwise required by applicable law: (i) in applying subsection (a), to the extent possible each item of income, gain, loss and deduction shall be allocated among the Members in the same proportions as each other such item, and, to the extent permitted by law, each item of credit shall be allocated in such proportions; and (ii) to the extent necessary to produce the result prescribed by subsection (a), items of income and gain shall be allocated separately from items of loss and deduction, in which event the proportions applicable to items of income and gain shall (to the extent permitted by law) be applicable to items of credit.

(c) If, for any Accounting Period, (i) clause (b)(ii) does not apply and (ii) the aggregate of all items of income, gain, loss and deduction (other than those to be allocated pursuant to section 5.4) is zero, then, except to the extent otherwise required by applicable law, all such items, and (to the extent permitted by law) all items of credit, shall be allocated among all Members in proportion to their respective Residual Percentages as in effect throughout such Accounting Period.

5.3 Partner Nonrecourse Liabilities. To the extent that any liability of the Company would constitute a partner nonrecourse liability (within the meaning of the Regulations) but for its failure to constitute a nonrecourse liability for purposes of Treas. Reg. § 1.1001-2, (i) such liability shall nevertheless constitute a partner nonrecourse liability for purposes of this Agreement, and (ii) IF: such liability does not constitute a partner nonrecourse liability (within the meaning of the Regulations): THEN: (x) immediately prior to termination of the Company, and following allocation of all items of income, gain, loss and deduction of the Company, each Member that bears any economic risk of loss with respect to such liability (within the meaning of Treas. Regs. §1.752-2) shall be obliged to contribute to the Company cash in the amount of his, her or its negative Balance, if any, to the extent of (aa) the unpaid amount of such liability, if such liability is owed to such Member or a person or persons related to such Member, or (bb) the amount then payable under any and all guaranties of such liability by such Member and/or a person or persons related to such Member, if such liability is not owed to such Member or a person or persons related to such Member; (y) all amounts contributed pursuant to clause (x) shall be paid to the obligee of such liability (and no other creditor of the Company shall have any claim thereto); and (z) all amounts paid under any

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

guaranty of such liability by such Member or a person or persons related to such Member shall be considered as having been contributed by such Member to the Company pursuant to clause (x) and paid by the Company to the obligee of such liability. For purposes hereof, a person shall be considered “related” to a Member if, and only if, such Member is considered, pursuant to Treas. Regs. §1.752-2, as bearing the economic risk of loss as respects a liability because such person is an obligee or guarantor of such liability.

5.4 Regulatory Allocations. The rules of this section 5.4 shall apply notwithstanding the provisions of section 5.2.

(a) Nonrecourse deductions (within the meaning of the Regulations) shall be allocated to the Members in proportion to their respective Residual Percentages.

(b) If for the subject Accounting Period there is a net decrease in the Company’s partnership minimum gain (within the meaning of the Regulations), then, except to the extent permitted by clause 2(f)(2), (3), (4) or (5) of the Regulations, items of income and gain for such Accounting Period (and, if necessary, subsequent Accounting Periods) shall be allocated to each Member to the extent of such Member’s share of such net decrease (calculated pursuant to the Regulations), the order of such allocations and the particular items comprising such amounts being determined in the manner described in the Regulations (this provision being intended to constitute a minimum gain chargeback provision within the meaning of the Regulations).

(c) Partner nonrecourse deductions (within the meaning of clauses 2(i)(1) and 2(i)(2) of the Regulations, applied after taking section 5.3 into account) shall be allocated as prescribed by clause 2(i)(1) of the Regulations.

(d) If for the subject Accounting Period there is a net decrease in the Company’s partner nonrecourse debt minimum gain (within the meaning of the Regulations, applied after taking section 5.3 into account), then, except to the extent permitted by clause 2(i)(4) of the Regulations, items of income and gain for such Accounting Period (and, if necessary, subsequent Accounting Periods) shall be allocated to each Member to the extent of such Member’s share of such net decrease (calculated pursuant to the Regulations), the order of such allocations and the particular items comprising such amounts being determined in the manner described in the Regulations (this provision being intended to conform to the requirements of clause 2(i)(4) of the Regulations).

(e) For purposes of this section 5.4, capital accounts shall be reduced by all distributions prior to the end of the Accounting Period involved.

(f) Depreciation recapture income shall be allocated in accordance with the principles of Treasury Regulations section 1.1245-1(e).

(g) For purposes of calculating Members’ shares of “excess nonrecourse liabilities” of the Company (within the meaning of Treas. Reg. §1.752-3), the Members intend that they be considered as sharing profits of the Company in proportion to their respective Residual Percentages.

5.5 Distributions.

(a) Except as otherwise provided in this section 5.5, Available Cash (and, subject to section 3.4, other assets of the Company) shall be distributed, as and when determined by the Managers in their sole discretion, in the following manner:

(i)	first, to the extent of the aggregate of and in proportion to the Members’ respective Special Balances, if any; and

(iv)	finally, in proportion to the Residual Percentages of the Members.

(b) Notwithstanding any other provision of this Agreement, no distribution shall be made in violation of the Act, it being understood and agreed, however, that in determining whether or not a distribution which is otherwise permitted hereunder would violate the Act there shall not be taken into account any amounts which would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights of Members other than the distributee(s) upon dissolution that are superior to the rights of the distributee(s).

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

5.6 Book-Tax Differences. Whenever the Company’s capital accounts properly reflect a book value for property which differs from its tax basis:

(a) all allocations hereunder, other than those described in subsection (b), shall be determined by reference to book value rather than tax basis figures, and adjustments to capital accounts shall be made by reference to such allocations and not by reference to allocations described in subsection (b);

(b) for federal income tax purposes, allocations of taxable income, gain, loss, deduction and credit attributable to any such property shall be made by reference to figures for tax basis and in accordance with the traditional method described in Treas. Regs. § 1.704-3(b); and

(c) for any such property which is depreciable or otherwise subject to cost recovery deductions, each such deduction for capital accounts purposes shall (unless a different rule is mandated by specific provisions of federal income tax law or regulations, in which event such mandated rule shall apply) equal the amount that bears the same relationship to the book value of such property as such deduction for federal income tax purposes bears to the tax basis of such property (or, if such tax basis is zero, such deduction for capital accounts purposes shall be determined under a reasonable method selected by the Managers).

ARTICLE 6.

TRANSFERS AND OTHER INCIDENTS OF INTERESTS

6.1 Transfers and Successions In General.

(a) No Member shall Transfer his, her or its interest in the Company or any part thereof, or take any voluntary action with a view towards effecting any Transfer with respect to all or any portion of his, her or its interest in the Company, unless such Transfer is described in a Qualified Notice and either (i) effected pursuant to section 6.5 or section 6.6 or (ii) consented to in writing by a Double Majority (each such consent not to be unreasonably withheld). Any Transfer, or attempt to effect a Transfer, by a Member in violation of the preceding sentence shall be null and void ab initio and shall constitute a breach of this Agreement by such Member.

(b) Subject to section 6.2 and section 6.3, and to compliance with such reasonable procedural requirements as may be imposed by the Managers, each Successor or permitted Transferee of an interest in the Company shall (except to the extent otherwise agreed between such Transferor and his, her or its Transferee or such Predecessor and his, her or its Successor, no such agreement being permitted, however, if it would result in the Company having no Members) be admitted, upon notice to the Company and each Member and Manager of such Succession or Transfer, as a Member in substitution for his, her or its Predecessor or Transferor with respect to such interest.

6.2 Additional Transfer Provisions.

(a) Notwithstanding section 6.1, (i) in the absence of a Qualified Notice the Company and each Member and Manager shall be entitled to assume that, and to act in all respects as though, no Transfer or Succession of an interest in the Company has occurred, and (ii) unless otherwise indicated in a Qualified Notice the Company and each Member and Manager shall be entitled to assume that the Transferee or Successor is to be admitted as a Member in substitution for the Transferor or Predecessor with respect to the interest that is the subject of such Qualified Notice.

(b) No Transfer or Succession (whether or not including a substitution) of or with respect to an interest in the Company shall relieve the Transferor or Predecessor of any duties or obligations as such theretofore incurred (including, but not limited to, obligations to make future contributions to the Company expressly required by this Agreement), except to the extent provided in a writing signed by the Company (and/or, if applicable, the other obligee(s) thereof).

6.3 OFAC Compliance.

(a) For purposes hereof, a person is an “Impermissible Person” if, and only if, he, she or it:

(i)	is not in compliance with any applicable law, statute, rule or regulation issued pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (September 25, 2001) (the “Order”), or any similar requirements contained in the rules and regulations of the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) or in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”);

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(ii)	is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant of any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);

(iii)	has been arrested or indicted for money laundering or for predicate crimes to money laundering, or has been convicted as respects or pled nolo contendere to any charges involving money laundering or predicate crimes to money laundering;

(iv)	has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

(v)	is a person in which any person on the Lists, or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders, owns a voting or equity interest.

(b) Each Member represents and warrants to the Company and each other Member that (i) to the OFAC Knowledge of such Member, such Member is not an Impermissible Person, (ii) to the OFAC Knowledge of such Member, no person having a direct or indirect interest in such Member is an Impermissible Person, and (iii) such Member has supplied to the Company an accurate and complete list of all Identifiable Persons with respect to such Member; provided, that the foregoing shall not include any person that owns any interest in the parent of EL that is not a director or executive officer thereof. Each Member agrees that it shall (iv) advise the Company if it gains OFAC Knowledge that it has become an Impermissible Person and (v) disclose to the Company the identity of any individual or entity that at any time hereafter becomes an Identifiable Person with respect to such Member.

(c) No Member shall Transfer or permit any Succession of or with respect to all or any portion of his, her or its interest in the Company, nor shall any Member permit any change in the persons who or which own direct or indirect interests in such Member, nor shall any Member take any other action, if such Transfer, Succession, change or other action would result in such Member having OFAC Knowledge that it is an Impermissible Person or that an Impermissible Person has a direct or indirect interest in the Company. Any Transfer, or attempt to effect a Transfer, by a Member in violation of the preceding sentence shall be null and void ab initio and shall constitute a breach of this Agreement by such Member.

(d) Each Member shall indemnify the Company and each other Member from any and all adverse effects that may result from such Member having OFAC Knowledge that it is an Impermissible Person or that an Impermissible Person has a direct or indirect interest in the Company as a result of such Member’s membership in the Company, any Transfer or Succession of or with respect to all or any portion of such Member’s interest in the Company, any change in the persons who or which own direct or indirect interests in such Member, or any other action taken by such Member. Further, in the event that any Member has OFAC Knowledge that it is an Impermissible Person, or that an Impermissible Person has a direct or indirect interest in the Company, as a result of such Member’s membership in the Company, any Transfer or Succession of or with respect to all or any portion of such Member’s interest in the Company, any change in the persons who or which own direct or indirect interests in such Member, or any other action taken by such Member, (i) such Member shall immediately notify each other Member thereof and commence taking such action as is required by law on account thereof, and (ii) in the event that such Member fails to pursue diligently to completion all such action so required by law, the interest of such Member in the Company shall, automatically and without further action by any person, be forfeited, subject to prospective reinstatement if and when such action is completed.

(e) For purposes hereof:

(i)

a Member has “OFAC Knowledge” that it is an Impermissible Person or that an Impermissible Person has a direct or indirect interest in the Company if (x) such Member has actual knowledge that it is an Impermissible Person or that an Impermissible Person has a direct or indirect interest in the Company or (y) such Member would have knowledge that it is an Impermissible Person or that an Impermissible Person with respect to such Member has a direct or indirect interest in the Company if such Member

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

were to determine, for itself and for each Identifiable Person with respect to such Member, whether or not the name of itself or of such Identifiable Person is on any of the Lists;

(ii)	an “Identifiable Person” with respect to a Member means (x) a person who such Member actually knows has a direct or indirect interest in such Member or (y) a Discoverable Person with respect to such Member; and

(iii)	a “Discoverable Person” with respect to a Member means a person who owns a direct equity interest in such Member or in any Discoverable Person with respect to such Member, where for this purpose a person shall be taken into account only if such person owns direct equity interests in such Member or Discoverable Person having at least twenty percent (20%) of the voting power or value of all outstanding equity interests in such Member or Discoverable Person.

6.4 Events of Cessation.

(a) To the extent permitted by law, no Member shall be entitled unilaterally to retire or withdraw from the Company, and no Member may be removed as such.

(b) Subject to subsection (c), to the extent permitted by law, no event or circumstances shall result in a Member’s ceasing to be a Member or entitle any person to any distribution or payment which is not expressly required by the provisions of this Agreement.

(c) The Transfer of or Succession with respect to a Member’s entire membership interest in the Company shall result in such Member’s ceasing to be a Member (and, if the Company has only one Member, then, notwithstanding any other provision hereof to the contrary, a Transfer of or Succession with respect to the entire interest of such Member shall result in the Transferee(s) or Successor(s) (other than the Company, if applicable) becoming Members), but, to the extent permitted by law, no such Transfer or Succession shall entitle any person to any distribution or payment which is not expressly required by the provisions of this Agreement (or, in the case of a purchase or redemption by the Company of a Member’s interest therein, the terms of such purchase or redemption).

6.5 Put Option.

(a) The Class B Members shall have and are hereby granted an option to sell all (but not less than all) of their interests in the Company (and all, if any, of their debt claims against the Company) to the Class A Members, such option to be exercisable by, and only by, notice (the “Exercise Notice”) from the Class B Members to the Class A Members at any time on or after the [****] anniversary of the Effective Date.

(b) The price to be paid for the interests and, if applicable, the debt claims of the Class B Members (net of liabilities with respect to which the Class A Members and their affiliates are to be released, as described in subsection (c)) shall be the Class B Price.

(c) Closing of a sale pursuant to exercise of the option described in subsection (a) shall occur on the thirtieth (30th) day following the Exercise Notice (or, if such day is not a business day, the next succeeding business day), at the principal place of business of the Company, or at such other time and place as may be mutually agreed upon. At such closing: (i) the Class B Members shall (x) convey all of their interests in the Company, and, if applicable, all of their debt claims against the Company, and (y) warrant that such Members each own all right, title and interest in and to their respective interests, free and clear of all liens and other encumbrances; (ii) the Class A Members shall (x) pay the Class B Members the Class B Price in cash or by certified or cashier’s check and (y) deliver releases of the Class B Members and their affiliates, in form and content satisfactory to the Class B Members (acting reasonably), from all personal liability with respect to all liabilities of the Company from and after the closing and all obligations of the Class B Members and/or their affiliates in respect of the Company’s financing; and (iii) all parties shall execute and deliver such other documents as may be appropriate to effect, evidence and perfect the transaction. From and after the date of the Exercise Notice, all such Class B Members’ interests in the Company shall be deemed to have been transferred to the Class A Members without any further action required on the part of any Class B Members and the Class B Members shall have only the right to receive the Class B Price and the releases described above in respect of such interests.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(d) Should the Class A Members fail timely to close, then, in addition to such other remedies as may be available to Class B Members in the circumstances, then, at all times thereafter, the references in section 2.5 to a majority in interest of the Members shall be replaced with references to a majority in interest of the Class B Members.

(e) Each Class B Member hereby appoints each other Member, with power of substitution, as his, her or its attorney-in-fact to execute and deliver all documents appropriate to effect any transaction in substantive compliance with the provisions of this section. The foregoing power of attorney is coupled with an interest and irrevocable.

(f) In connection with a transfer pursuant to this section, the purchasers may designate another person or persons to acquire the sellers interests in the Company, in which event such other person(s) shall acquire such interests, but no such designation or acquisition shall relieve the purchasers (as determined without regard to this subsection (f) from any obligation under this section.

(g) Notwithstanding any other provision of this Agreement to the contrary, the Company shall make no distribution or pay any debt claims of the Class B Members during the pendency of proceedings under this section.

6.6 Call Option.

(a) The Class A Members shall have and are hereby granted an option to purchase all (but not less than all) of the interests in the Company of the Class B Members (and all, if any, of their debt claims against the Company), such option to be exercisable by, and only by, notice (the “Exercise Notice”) from the Class A Members to the Class B Members at any time on or after the [****] anniversary of the Effective Date.

(b) The price to be paid for the interests and, if applicable, the debt claims of the Class B Members (net of liabilities with respect to which the Class A Members and their affiliates are to be released, as described in subsection (c)) shall be the Class B Price.

(c) Closing of a sale pursuant to exercise of the option described in subsection (a) shall occur on the thirtieth (30th) day following the Exercise Notice (or, if such day is not a business day, the next succeeding business day), at the principal place of business of the Company, or at such other time and place as may be mutually agreed upon. At such closing: (i) the Class B Members shall (x) convey all of their interests in the Company, and, if applicable, all of their debt claims against the Company, and (y) warrant that such Members each own all right, title and interest in and to their respective interests, free and clear of all liens and other encumbrances; (ii) the Class A Members shall (x) pay the Class B Members the Class B Price in cash or by certified or cashier’s check and (y) deliver releases of the Class B Members and their affiliates, in form and content satisfactory to the Class B Members (acting reasonably), from all personal liability with respect to all liabilities of the Company from and after the Closing and all obligations of the Class B Members and/or their affiliates in respect of the Company’s financing; and (iii) all parties shall execute and deliver such other documents as may be appropriate to effect, evidence and perfect the transaction. From and after the date of the Exercise Notice, all such Class B Members’ interests in the Company shall be deemed to have been transferred to the Class A Members without any further action required on the part of any Class B Members and the Class B Members shall have only the right to receive the Class B Price and the releases described above in respect of such interests.

(d) Each Class B Member hereby appoints each other Member, with power of substitution, as his, her or its attorney-in-fact to execute and deliver all documents appropriate to effect any transaction in substantive compliance with the provisions of this section. The foregoing power of attorney is coupled with an interest and irrevocable.

(e) In connection with a transfer pursuant to this section, the purchasers may designate another person or persons to acquire the sellers interests in the Company, in which event such other person(s) shall acquire such interests, but no such designation or acquisition shall relieve the purchasers (as determined without regard to this subsection (f)) from any obligation under this section.

(f) Notwithstanding any other provision of this Agreement to the contrary, the Company shall make no distribution or pay any debt claims of the Class B Members during the pendency of proceedings under this section.

6.7 Cooperation. In lieu of any transaction pursuant to section 6.5 or 6.6, at the request of the Class B Members the Members shall use commercially reasonable efforts to cooperate, and shall cause the Company to use commercially reasonable efforts to cooperate, to effectuate a transaction which achieves identical or substantially identical results for the Class A Members while permitting deferral of income taxation of the Class B Members.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

6.8 Appraisal—Special Rule. IF: (a) the effective date of the Exercise Notice with respect to a sale pursuant to section 6.5 or 6.6 is no later than the thirtieth (30th) day following the most recent previous determination (the “Recent Valuation”) of the Relevant Value pursuant to section 6.9, and (b) there have been no intervening events or circumstances which would, in the judgment of an impartial, reasonable observer, materially affect the net fair market value of the assets of the Company, THEN: (x) section 6.9 shall not apply as respects such Exercise Notice and (y) the net fair market value of the assets of the Company determined pursuant to this section 6.8 shall be the Relevant Value determined by the Recent Valuation (and the date of the determination pursuant to this section 6.8 shall be the date on which the provisions of this section 6.8 are determined to be applicable).

6.9 Appraisal-General Rules. Whenever (A) the net fair market value of the assets of the Company (in any case, the “Relevant Value”) is required to be determined in response to an Exercise Notice, and (B) section 6.8 does not apply, the rules of this section 6.9 shall apply.

(a) If, at any time during the pendency of proceedings described in this section 6.9, the parties are able to agree on the fair market value of the subject property, the value so agreed upon shall constitute the Relevant Value (and such proceedings shall terminate).

(b) If the parties have not agreed on the fair market value of the subject property within 15 days after the date on which the need for an appraisal arises under this Agreement, then the parties hereto shall mutually select an appraiser. Such appraiser shall be selected within 15 days after the date the need for an appraisal arises and such appraiser shall determine the net fair market value of the assets of the Company within 30 days of being selected (such appraiser’s determination of net fair market value to be conclusive and binding). In the event the parties hereto cannot agree on an appraiser within such 15 day period, then within 30 days after the date the need for an appraisal arises they shall each select an appraiser. Each such appraiser shall determine the net fair market value of the assets of the Company within 30 days of being selected. If the difference between the determinations is within 3% of the lower determination, then the net fair market value shall be deemed to be the average of the two determinations (such determination to be conclusive and binding). If the difference between the determinations is greater than 3% of the lower determination, then the two appraisers shall, within 5 days of the delivery of the later of their determinations (but in any event no later than 65 days after the date on which the need for an appraisal first arose), together select a third appraiser who shall, within 30 days of being selected (but in any event no later than 95 days after the date on which the need for an appraisal first arose), determine which of the first two appraisers’ amounts is closest to the net fair market value of the assets of the Company, and the net fair market value shall be the amount so selected by the third appraiser (such determination to be conclusive and binding). The value determined pursuant to this Section 6.9(b) shall constitute the Relevant Value. Each appraiser selected hereunder (i) shall be a member of the American Institute of Real Estate Appraisers, (ii) shall have a minimum of ten (10) years experience appraising retail buildings in the Atlanta area, and (iii) shall not have provided any appraisal services to any Member during the three (3) years prior to the appraisal. Each party shall pay for its own appraiser and the parties shall share equally the costs of any third appraiser.

ARTICLE 7.

DISSOLUTION AND WINDING-UP OF COMPANY

7.1 Dissolution.

(a) The Company shall be dissolved upon the happening of the first to occur of the following events or circumstances (if it has not previously dissolved by application of subsection (b)):

(i)	the first moment that all or substantially all of the assets of the Company are liquid (where for this purpose an asset is “liquid” if and only if it is either cash or readily marketable in an established active market);

(ii)	the decision by a Managerial Majority, with the concurrence of a Double Majority, that it would be in the best interest of the Company to dissolve; or

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(iii)	the occurrence of an event or circumstances which produces dissolution by operation of law applicable to the Company (as law applicable to the Company may be modified by section 3.7 or any other provision of this Agreement).

(b) If, but only if, law applicable to the Company requires the specification of a particular time at which the Company is to dissolve (if it has not previously dissolved), the Company shall dissolve on December 31, 2107 (if it has not previously dissolved).

(c) Liquidation (within the meaning of clause 1(b)(2)(ii)(g) of the Regulations) of the Company shall not, in and of itself, cause dissolution of the Company, render applicable the provisions of this Article 7 (other than the provisions of this sentence), or (notwithstanding any other provision of this Agreement to the contrary) require or permit any contribution to or distribution by the Company (and any contribution or distribution which would be required but for this sentence shall be deemed to have been effected and offset by a matching distribution or contribution).

7.2 Proceeds of Winding-Up. Upon the dissolution of the Company the Managers shall take full account of the Company’s assets and liabilities. The assets shall be liquidated as promptly as is consistent with obtaining the fair value thereof and the proceeds therefrom, to the extent sufficient therefor, shall be applied first to all debts and obligations of the Company, including to Members, next to the establishment pending Liquidation of a reasonable reserve for contingencies, and finally to distributions to the Members in the manner set forth in section 5.5. Subject to the provisions of section 2.4, the Managers shall be authorized to sell any, all or substantially all of the assets of the Company for deferred payment obligations, and to hold, collect and otherwise administer any such obligations or any other deferred payment obligations held or acquired as assets of the Company, regardless of the terms of such obligations.

7.3 Liquidation. A reasonable time, including without limitation any time required to collect deferred payment obligations, shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities to creditors so as to enable the Managers to minimize the normal losses attendant upon the liquidation. Each of the Members shall be furnished with a statement prepared by the Company’s accountants, which shall set forth the assets and liabilities of the Company as of the date of complete Liquidation. No Member shall be personally liable for the return of the original investment or contributions of any other Member, or any portion thereof. Any such return shall be made solely from Company assets and in accordance with the express provisions hereof.

ARTICLE 8.

BOOKS OF ACCOUNT, ACCOUNTING, REPORTS,

FISCAL YEAR AND TAX ELECTIONS

8.1 Books of Account. The Company’s books and records shall be maintained at a place determined by the Managers. Subject to such reasonable procedural standards as may be established by the Managers, each Member shall, upon reasonable request, have access thereto (and the right to make copies thereof at such Member’s expense), for any purpose reasonably related to the requesting Member’s interest as a Member in the Company, at any time during ordinary business hours. The books and records shall be kept in accordance with a method of accounting selected by the Managers, applied in a consistent manner, and shall reflect all Company transactions and be appropriate for the Company’s business.

8.2 Reports and Accounts. As soon as reasonably practicable after, and in all cases within three months following, the end of each fiscal year, each Member shall be furnished with a statement of profit or loss in respect of such year, prepared in accordance with section 8.1 and, if so determined by the Managers or at least ten (10%) in interest of the Members, audited by an independent certified accountant selected by the Managers. Copies of all federal and state partnership income tax returns filed by the Company shall be available to each Member, and copies of appropriate distributive share schedules thereto shall be furnished to each Member.

8.3 Fiscal Year. The fiscal year of the Company shall be the calendar year, unless an alternative annual accounting period is required for federal income tax purposes, in which case the Company’s fiscal year shall be such required annual accounting period.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

8.4 Banking. All funds of the Company shall be deposited in such bank account or accounts as shall be determined by the Managers. All withdrawals shall be made upon checks signed by such persons as the Managers may designate from time to time.

8.5 Tax Elections. All tax elections available to the Company with respect to which no decision is expressly mandated by the provisions hereof shall be within the discretion of the Managers, including without limitation the designation of one or more “tax matters partners” (as such term is employed in the Code), the decision whether or not the Company will make capital account revaluation adjustments when such adjustments are permitted by applicable law, and the decision whether or not the Company will file an election in appropriate circumstances to cause the basis of its property to be adjusted for federal income tax purposes as provided by sections 734, 743 and 754 of the Code.

8.6 Audit; Regulatory Requirements. The Company shall assist any Member, at such Member’s request and expense, in the preparation of a SEC Regulation S-X Section 3-14 Audit (“S-X 3-14 Audit”) of certain operating revenues and expenses with respect to the Project by such Member’s auditors (or the auditors of such Member’s parent company) or the Company’s auditors. The Company shall assist any Member in the preparation of an unaudited, interim statement of certain operating revenues and expenses which will be subject to review by the auditors. The Company shall provide a management representation letter, in substantially the form attached hereto as Exhibit C, to the auditors of any Member (or, if requested by such Member, to the auditors of the Member’s parent company) upon completion of the S-X 3-14 Audit. The Company shall provide any Member’s auditors (or the auditors of such Member’s parent company) with reasonable access to the Company’s books and records relating to the Project as otherwise reasonably required to complete any such S-X 3-14 Audit. Any such requesting Member shall reimburse the Company any out-of-pocket costs incurred by the Company in connection with its obligations under this provision.

ARTICLE 9.

AMENDMENTS

9.1 Approvals Required. Amendments to this Agreement (including but not limited to amendments describing the features of new interests in the Company, amendments describing the terms of purchases and/or redemptions by the Company of interests in itself, and amendments compromising, reducing or eliminating one or more Members’ obligations to contribute to the Company) shall be made by, and only by, a writing signed by a Double Majority, and shall not require any other approval or action; provided, however, that: (a) any amendment to this Agreement increasing the obligation of any Member to contribute to the Company or the responsibility of any Member for liabilities of the Company shall also require the written approval of all Members so affected; (b) clause (a) shall not be altered except with the concurrence of all Members; (c) no requirement in this Agreement for the concurrence of any Manager or Managers or Member or Members or particularly-sized or particularly-constituted group of Managers or Members shall be altered except with the written concurrence of the such Manager, Managers, Member, Members, or particularly-sized or particularly-constituted group; and (d) neither clause (c) nor this clause (d) shall be altered except with the concurrence of all Members and Managers.

9.2 Copies of Amendments. A copy of each amendment adopted pursuant to section 9.1 shall be transmitted to each Member and Manager.

ARTICLE 10.

ARTICLE 11.

MISCELLANEOUS

11.1 Indemnification. The Company shall indemnify, defend and hold harmless each Manager and Member, each person who holds a direct or indirect ownership interest in a Manager or Member, and the respective officers, directors, trustees, agents, employees and affiliates of each Manager or Member or any such owner, against any and all claims, suits, actions or other proceedings and all related loss, damages, judgments, settlements, obligations, liabilities, debts, damages and costs and expenses (including fees and disbursements of attorneys and other professionals and court costs) incurred by any of them by reason of anything any one or more of them does or refrains from doing for, or in connection with the business or affairs of, the Company, provided such act(s) and/or

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

omission(s) were Exculpated Actions of such Manager or Member (or of the Manager or Member related to the person seeking indemnification). Such indemnification shall be made from assets of the Company and no Member shall be personally liable to any indemnitee. The rights to indemnification under this section 11.1 will not limit other rights which any person may have at law or in equity, including common law rights to indemnification, reimbursement or contribution and other similar rights.

Each person’s rights to indemnification provided for in the preceding paragraph shall include the right to have paid, or to be reimbursed for, the reasonable expenses incurred by such person in advance of final disposition of the matter with respect to which any such indemnity is or may be provided and before final determination of such person’s ultimate entitlement to indemnification; provided, however, that the payment of such expenses in advance of such final disposition shall be made only upon delivery to the Company of a written affirmation by such person of his, her or its good faith belief that he, she or it has met the standard of conduct necessary for indemnification and a written undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to indemnification (under this Agreement or otherwise).

11.2 Waiver of Partition. Each of the parties hereto irrevocably waives during the term of the Company any right to maintain any action for partition with respect to the property of the Company.

11.3 Company Property. The legal title to the real or personal property or interest therein now or hereafter acquired by the Company shall be owned, held or operated in the name of the Company, and no Member, individually, shall have any ownership of such property.

11.4 Acceptance of Prior Acts by New Members. Each person becoming a Member, by becoming a Member, ratifies all action duly taken by the Company, pursuant to the terms of this Agreement, prior to the date such person becomes a Member.

11.5 Notices. All notices and other communications hereunder shall be effective if and only if in writing and either (1) delivered personally, (2) sent by FedEx or similar courier for next business day delivery, charges prepaid, (3) mailed by registered or certified mail (return receipt requested), postage prepaid, or (4) in the case of an addressee whose facsimile number or email address, as applicable, is supplied, transmitted by facsimile or email which the sender’s equipment indicates has been sent (provided that a copy of said notice is also delivered, sent or mailed, as applicable, as described in clause (1), clause (2) or clause (3), within one (1) calendar day of said facsimile or email), in any case to the addressee at the address that shall most recently have been designated, by effective notice hereunder from the addressee to the sender, as the addressee’s desired address for notices hereunder (or, prior to any such notice, at the address for the addressee set forth below):

(a)	if to the Company, to:

ELSEL Howell Mill LLC

Attn: ____________________

________________________

________________________

Fax: ____________________

Email: __________________

(b)	if to a Class A Member or a Manager, to:

[Name of Member]

Attn: ____________________

________________________

________________________

Fax: ____________________

Email: __________________

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(b) if to a Class B Member, to:

[Name of Member]

Attn: ______________

c/o Selig Enterprises, Inc.

1100 Spring Street, N.W., Suite 550

Atlanta, Georgia 30309-2848

[****]

Email: _______________

Unless otherwise provided, written notices so delivered, sent, mailed or transmitted shall be effective on the earliest of (w) actual delivery, (x) the first business day following the date of deposit with a qualified courier service, (y) the third business day following the date of deposit with the United States Post Office or in a regularly maintained receptacle for the deposit of United States Mail, or (z) the date of transmission, if by facsimile or email. Any refusal to accept delivery of any such communication shall be considered successful delivery thereof.

11.6 Section Headings. Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

11.7 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

11.8 Agreement for Further Execution. At any time or times upon the request of the Managers, the Members agree to sign and swear to any instrument required by the Act, to sign and swear to any amendment to or cancellation of any such instrument whenever such amendment or cancellation is required by law or by this Agreement, and to cause the filing of any of the same for record wherever such filing is required by law.

11.9 Counterparts; Copies Reliable and Admissible.

(a) This Agreement may be executed in two counterparts, each of which (consisting of one set of textual pages and two signature pages, each signed by one of the parties and collectively exhibiting the signatures of both parties) shall be deemed an original and all of which shall constitute one agreement. The signature of either party on a signature page intended by such party to be appended to a counterpart shall be deemed to be a signature to, and may be appended to, any counterpart, and the signature of either party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

(b) This Agreement shall be considered to have been (i) executed by a person if there exists a photocopy or facsimile copy (or a photocopy of a facsimile copy) of an original hereof (or of a counterpart hereof) which has been signed by such person and (ii) delivered by a person upon delivery of any of the foregoing. Any photocopy or facsimile copy (or photocopy of a facsimile copy) of this Agreement or a counterpart hereof shall be admissible into evidence in any proceeding as though the same were an original.

11.10 Parties in Interest. Subject to the provisions contained in Article 6 hereof, each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, assigns, successors and legal representatives.

11.11 Gender. All words herein in any gender (male, female, neuter) shall be deemed to include words in the other genders wherever the context shall so require.

11.12 Time. Time is of the essence of this Agreement.

11.13 Contracts with Related Parties; Competition. To the extent permitted by law, nothing in any provision or rule of law or in this Agreement shall prevent or be construed to prevent any of the Members or Managers, or any person related to any Member or Manager, from dealing with the Company as to any matter whatever (any such dealing being referred to as a “related party transaction or relationship”), provided the terms of such related party transaction or relationship are fair and reasonable. In particular, all related party transactions and relationships expressly provided for in this Agreement are hereby agreed upon as meeting the foregoing requirements.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

No Member or Manager shall be obliged to refrain from conducting, or to disclose to the Company or any other Member or Manager opportunities or plans for conducting, or to permit the Company or any other Member or Manager to participate in conducting, any activity whatever, even if such activity be in competition with the business of the Company or any other Member or Manager.

11.14 Characterization of Certain Payments. This Agreement contemplates that payments to Members designated herein or elsewhere as “interest,” “principal” or “compensation for services,” or in language of like tenor, are properly characterized as payments to Members other than in their capacities as Members, and consequently such payments are not contemplated as within the scope of Article 5, nor shall they affect any accounts maintained pursuant to section 4.7 (except as may be appropriate to reflect them as payments to Members other than in their capacities as Members or as may be specifically provided to the contrary). Should payments of such “interest” or “compensation” be recharacterized as payments to Members as such, then the same shall be considered as “guaranteed payments,” within the meaning of section 707(c) of the Code, if applicable, or as special allocations of ordinary gross income. If and to the extent considered “guaranteed payments,” such payments shall remain without the scope of Article 5 and section 4.7, while if and to the extent considered special allocations of ordinary gross income, such payments shall be reflected as special allocations to the respective recipients of ordinary gross income in amounts equal to such payments for the periods in which the same are paid or otherwise properly accounted for, and as distributions of such amounts, and the recipients’ capital accounts shall be increased and decreased accordingly. If and to the extent that such “principal” payments are recharacterized as payments to Members as such, they shall remain without the scope of Article 5, the amounts advanced in respect thereof shall be reflected as additional contributions to the capital of the Company, the payments themselves shall be reflected as distributions, and the recipients’ capital accounts shall be increased and decreased accordingly. In any recharacterization situation, the provisions of section 4.7 and Article 5 shall continue to apply as written to all items and amounts not specifically provided for herein.

This Agreement further contemplates that no interest income will be imputed to the Company in respect of required contributions from Members. Should any such interest income be imputed as to any contribution, the amount of such contribution shall, for purposes of this Agreement, be considered to be the amount contributed net of such imputed interest amount, and the interest income so imputed shall be allocated to the contributor, so that the collective capital account effect will be an increase in the contributor’s capital account for the entire amount paid in, inclusive of imputed interest.

11.15 No Usury. All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds, acceleration of maturity or otherwise, shall the amount paid or agreed to be paid for the use of money advanced or to be advanced hereunder exceed the “interest limit” (which is hereby defined to be the maximum amount allowable under any law which a court of competent jurisdiction may deem applicable). If, from any circumstance whatsoever, the fulfillment of any provision of this Agreement or of any other document evidencing, securing or in any way related to any indebtedness arising hereunder shall involve the payment of interest in excess of the interest limit, then, ipso facto, the obligation to pay interest shall be reduced to the interest limit; and if from any circumstance whatsoever a person shall ever receive interest the amount of which would exceed the interest limit, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid and not to the payment of interest, and if the principal balance has been paid in full any such excess will be refunded to the payor. This provision shall control every other provision in this or any other existing or future agreement or instrument with respect to any indebtedness arising hereunder.

The Members understand and agree (x) that for purposes of the preceding provisions of this section 11.15 amounts contributed or to be contributed to the Company do not constitute amounts “advanced or to be advanced hereunder” and do not represent “indebtedness” and (y) that such provisions shall not apply to such contributions.

11.16 Integration. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

11.17 No Brokers. Each Member hereby represents and warrants to the other that no broker, finder, or other person performing similar services is entitled to any commission, fee or other compensation on account of the Members’ entry into this Agreement, and each Member hereby agrees to indemnify the others from and against any such commissions, fees or other compensation as may be claimed on account of dealings between the claimant and the indemnifying Member.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

11.18 Withholding. Each Member shall, within ten (10) days following written request therefor by the Company, contribute to the Company such amount as may then be required by the Company to enable it to remit, or to reimburse it for remittance of, any amount which is required (or which the Company in good faith believes is or may be required) to be remitted by the Company to any governmental authority for the tax account of such Member. Any such remittance by the Company shall be accounted for as a distribution to the Member for whose tax account such remittance is made.

If not satisfied on time, each obligation to contribute described in the preceding paragraph shall bear interest until paid (with such interest) at the rate described in the definition of Special Balance, such interest to be paid on the last day of each month (and, to the extent not so paid, then added to principal), or, if less, the maximum rate permitted under applicable law. Further, the defaulting Member shall reimburse the Company for all of its reasonable collection and other remedial expenses. Without limiting any other remedy available to the Company under this Agreement, at law, or in equity, the Company may at any time and from time to time collect theretofore unpaid principal, accrued interest and collection and other remedial expenses by offset against amounts that would otherwise be distributed to the defaulting Member.

11.19 Creditors Not Benefited. Nothing contained in this Agreement will benefit any creditor of the Company or any creditor of any Member. No creditor of the Company, and no creditor of any Member, shall be entitled to require that a contribution to the capital of the Company be solicited, or to require that a distribution be made by the Company, nor may any creditor of the Company, or any creditor of any Member, enforce, or require or compel enforcement of, any obligation of any Member to make a contribution to the capital of the Company or any other obligation of any Member under this Agreement. Further, any compromise, reduction or elimination of an obligation to make a contribution to the capital of the Company effected between the Company and any Member or Members shall be binding on all of the Company’s and the Members’ creditors regardless of the time when such creditors have advanced the relevant credit(s).

11.20 Provisions Relating to Securities Laws.

(a) For purposes hereof, the “Securities” means interests in the Company, to the extent that such are securities within the meaning of any federal or applicable state securities law, and the “Offering” means the offering of such Securities for purchase in connection with the formation of the Company.

(b) Each Member acknowledges that neither the Offering nor the issuance of the Securities will be registered under the federal Securities Act of 1933, as amended (the “1933 Act”), or any applicable state securities laws (together, the “Securities Acts”) in reliance upon exemptions from registration contained in the Securities Acts, and that the Company’s reliance upon such exemptions is based in part upon the acknowledgments, representations, warranties and agreements contained in this section.

(c) Each Member acknowledges that, prior to the execution of this Agreement: (i) he, she or it has been furnished by the Company with all information regarding the Company which such Member has requested or desires to know; (ii) all documents which could be reasonably provided have been made available to such Member for inspection and review; (iii) such information and documents have, in the opinion of such Member, afforded him, her or it with all of the information that would be provided in a registration statement filed under the 1933 Act; and (iv) such Member has had the opportunity to ask questions of and receive answers or obtain additional information from representatives of the Company concerning the financial and other affairs of the Company and the terms and conditions of the Offering and the sale of the Securities and all other relevant subjects, and, to the extent such Member believes necessary, he, she or it has asked such questions and received satisfactory answers.

(d) Each Member acknowledges, represents, warrants and agrees as follows.

(i)	He, she or it has carefully read this Agreement and discussed his, her or its acknowledgments, representations, warranties and agreements in this section, and the applicable limitations upon his, her or its resale of the Securities, with his, her or its counsel.

(ii)	He, she or it recognizes that his, her or its acquisition of an interest in the Company involves a high degree of risk in that (w) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (x) he, she or it may not be able to liquidate his, her or its investment; (y) transferability of the Securities is limited; and (z) he, she or it could sustain the loss of his, her or its entire investment.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(iii)	He, she or it acknowledges that he, she or it has prior investment experience and is able to evaluate the merits and risks of an investment in the Company, and that he, she or it recognizes the highly speculative nature of this investment.

(iv)	He, she or it acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission (“SEC”) because the Offering is an exempt offering pursuant to sections 4(2) and/or 3(b) of the 1933 Act, and that disposition of the Securities is restricted pursuant to provisions of the 1933 Act and the other Securities Acts.

(v)	He, she or it is purchasing the Securities for investment for his, her or its own account, with the intention of holding the Securities for investment, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities. He, she or it shall not make any sale, transfer or other disposition of the Securities without registration under each of the Securities Acts or unless an exemption from registration is available under each of the Securities Acts. He, she or it understands that this Offering has not been registered under the Securities Acts by reason of (among other things) a claimed exemption under section 4(2) of the 1933 Act that depends, in part, upon his, her or its investment intention. In this connection, he, she or it understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his, her or its representation merely meant that his, her or its present intention was to hold the Securities acquired in the Offering for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise (assuming that a market develops), or for any other fixed period, and he, she or it confirms that his, her or its representation made in the first sentence of this paragraph expresses an intention to hold that would not cause the exemption to be unavailable even if the exemption were interpreted in accordance with the SEC’s position.

(vi)	He, she or it is familiar with the business in which the Company will be engaged, and based upon his, her or its knowledge and experience in financial and business matters, he, she or it is familiar with investments of the kind which he, she or it is undertaking herein; he, she or it is fully aware of the problems and risks involved in making an investment of this kind; and he, she or it is capable of evaluating the merits and risks of this investment. In making his, her or its decision to invest in the Company, he, she or it has relied on his, her or its own examination of the Company and the terms of the Offering and of this Limited Liability Company Agreement, including the merits and risks involved in an investment in the Company, and he, she or it has not relied on the Company or any of its representatives with respect to judgments relating to an investment in the Company.

(vii)	His, her or its purchase of the Securities is in accord with the nature and size of his, her or its present investments and net worth, and he, she or it is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period and to afford a complete loss of this investment.

(viii)	His or her principal residence is at the address specified in section 11.5, or its principal office is located at the address specified in section 11.5.

(ix)	He, she or it understands that there is no public market for the Securities, and that the Company is under no obligation to register the Securities under any of the Securities Acts. He, she or it understands that the provisions of Rule 144 under the 1933 Act are currently not available to permit resales of the Securities, and the conditions necessary to permit routine sales of the Securities under Rule 144 may never be satisfied, and, if Rule 144 should become available, routine sales made in reliance upon its provisions could be made only in accordance with the terms and conditions of the Rule. He, she or it further understands that in connection with sales of Securities for which Rule 144 is not available, compliance with a registration exemption will be required.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(x)	He, she or it understands and agrees that stop transfer instructions will be given to the Company’s transfer agent or the officer in charge of its transfer records and noted on the appropriate records of the Company to the effect that the Securities may not be transferred out of his, her or its name unless approval is first obtained from the Company and the applicable provisions of this Agreement are complied with. He, she or it further agrees that there will be placed on any certificates for (or other evidences of) the Securities, or any substitutions therefor, a legend stating in substance as follows, and he, she or it understands and agrees that the Company may refuse to permit the transfer of the Securities out of his, her or its name and that the Securities must be held indefinitely in the absence of compliance with the terms of such legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR OTHER INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR UNDER ANY STATE SECURITIES LAW. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, NOR WILL ANY ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY THE COMPANY AS HAVING AN INTEREST IN SUCH SECURITIES, IN THE ABSENCE OF, WITH RESPECT TO EACH OF THE 1933 ACT AND EACH APPLICABLE STATE SECURITIES LAW, (i) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SAID ACT OR LAW, OR (ii) AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE TRANSACTION BY WHICH SUCH SECURITIES WILL BE OFFERED FOR SALE, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, IS EXEMPT FROM OR OTHERWISE IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SAID ACT OR LAW.

(xi)	He, she or it understands that there is presently no market for the Securities, and that no assurances can be given that there will ever be a market for the Securities. He, she or it further acknowledges that the value of the Securities is speculative and that the Company makes no representations regarding the present or future value of the Securities.

(xii)	He, she or it has reviewed the definition of “accredited investor” in Rule 501 promulgated by the Securities and Exchange Commission under the 1933 Act, and he, she or it is such an accredited investor.

(xiii)	He, she or it agrees to hold the Company and its Members, and controlling persons of the Company, and their respective heirs, representatives, successors and assigns, harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him, her or it contained herein or any sale or distribution by him, her or it in violation of any of the Securities Acts.

11.22 Effective Date. This Agreement shall be effective upon its execution by the later-signing Original Member, but, upon becoming effective, this Agreement shall be effective as of and from and after the Effective Date.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

WITNESS OUR HANDS on the dates indicated, but as of the effective date hereinbefore specified.

Date: _________________	ELPF _________, LLC

By:

Date: _________________	The District at Howell Mill, LLC

By: Selig District at Howell Mill, LLC

By: Selig Enterprises, Inc.

By: ____________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR OTHER INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR UNDER ANY STATE SECURITIES LAW. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, NOR WILL ANY ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY THE COMPANY AS HAVING AN INTEREST IN SUCH SECURITIES, IN THE ABSENCE OF, WITH RESPECT TO EACH OF THE 1933 ACT AND EACH APPLICABLE STATE SECURITIES LAW, (i) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SAID ACT OR LAW, OR (ii) AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE TRANSACTION BY WHICH SUCH SECURITIES WILL BE OFFERED FOR SALE, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, IS EXEMPT FROM OR OTHERWISE IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SAID ACT OR LAW.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

ELSEL HOWELL MILL LLC

LIMITED LIABILITY COMPANY AGREEMENT

SCHEDULE I

DEFINITIONS

“AAA” has the meaning ascribed to such term in section 6.9.

“Accounting Period” means any taxable year of the Company, or any shorter period ending with a variation of Members’ interests in the Company or for which separate accounting is appropriate.

“Act” means the Delaware Limited Liability Company Act.

“Agreement” means this Limited Liability Company Agreement.

“Appraised Value” has the meaning ascribed to such term in section 6.9.

“Appraiser(s)” has the meaning ascribed to such term in section 6.9.

“Available Cash” of the Company at any time means the amount of cash of the Company in excess of all amounts reasonably necessary for the business of the Company, including without limitation amounts required for payment of expenses and obligations (including obligations to Members) that have accrued or shall accrue in the reasonable future, capital expenses required or projected to be required in the reasonable future, and a reasonable reserve for contingencies; provided, however, that at no time shall the amount of Available Cash exceed the greatest amount which may at such time lawfully be distributed to the Members.

“Balance” of a Member at any time means the balance (be it positive, zero or negative) in such Member’s capital account at such time.

“Class” of an interest means the characteristic of such interest as either a Class A Interest or a Class B Interest.

“Class A Interest” means all or any portion of the interests in the Company held by the Original Class A Member hereunder upon the effectuation hereof.

“Class A Members” means those Members who own Class A Interests.

“Class B Interest” means all or any portion of the interests in the Company held by the Original Class B Members hereunder upon the effectuation hereof.

“Class B Members” means those Members who own Class B Interests.

“Class B Price” for a sale pursuant to section 6.5 or 6.6 means the sum of:

(i)	the amount that the Class B Members would receive if (x) all of the assets of the Company were sold for cash in the amount of their fair market value as of the effective date of the Exercise Notice with respect to such sale, determined pursuant to sections 6.8 and 6.9, (y) the proceeds of such sale were applied to pay all known liabilities of the Company, and (z) the balance of such proceeds were distributed pursuant to section 5.5;

(ii)	the total amount of debt claims of the Class B Members against the Company as of the effective date of the Exercise Notice with respect to such sale; and

(iii)	an amount calculated like interest at the rate described in the definition of Special Balance for the period from the effective date of the Exercise Notice with respect to such sale to the date of such sale.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committed” has the meaning ascribed to such term in section 6.9.

“Company” means the limited liability company governed hereby.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

“Discoverable Person” has the meaning ascribed to such term in section 6.3.

“District” means The District at Howell Mill, LLC, a Georgia limited liability company.

“Double Majority” means a collection of Members which includes a majority in interest of the Class A Members and a majority in interest of the Class B Members.

“Effective Date” means the filing date of the Company’s statutory certificate of formation.

“EL” means ELPF ________, LLC, a Delaware limited liability company.

“Exculpated Action” of a Manager or Member means any action taken, or omission to take action, by such Manager or Member which (i) is within the scope of authority of such Manager or Member hereunder, (ii) such Manager or Member believes to be in the best interest of the Company, (iii) is taken or omitted to be taken by such Manager or Member in good faith, (iv) does not constitute intentional misconduct, a knowing violation of law, or gross negligence, and (v) does not produce a personal benefit for such Manager or Member in violation or breach of any provision hereof or otherwise constitute a violation or breach of any provision hereof.

“Exercise Notice” has the meaning ascribed to such term in section 6.5 or 6.6, as applicable.

“Identifiable Person” has the meaning ascribed to such term in section 6.3.

“Impermissible Person” has the meaning ascribed to such term in section 6.3.

“Initiating Party” has the meaning ascribed to such term in section 6.9.

“Liquidation” of the Company and of a Member’s interest in the Company shall have the same meanings for purposes hereof that they have for purposes of the Regulations;

“Termination” of the Company shall be synonymous with its Liquidation; and whenever any contribution or distribution hereunder is to be made on, at, or in connection with any such Liquidation or Termination, the same shall be required by the end of the taxable year of the Company during which such Liquidation or Termination occurs or, if later, the 90th day following such Liquidation.

“Lists” has the meaning ascribed to such term in section 6.3.

“Managerial Majority” at any time means either: (i) if there is then at least one Manager who is a Member, a majority in interest of those Managers who are Members; or (ii) otherwise, a majority in number of the Managers.

“Manager(s)” at any time means those persons so determined pursuant to section 2.5.

“Member” means each Original Member and each other person who or which (i) becomes a Member pursuant to the provisions hereof or (ii) is properly designated a Member in a writing signed by such person and either a Manager or the Company, in each case until such person ceases to have such status pursuant to the Act, as lawfully modified hereby; provided, however, that for purposes of calculating cumulative contributions by or allocations or distributions to a Member references to such Member shall be deemed to include all Predecessors and Transferors with respect to such Member’s interest(s) in the Company.

“OFAC” has the meaning ascribed to such term in section 6.3.

“OFAC Knowledge” has the meaning ascribed to such term in section 6.3.

“Order” and “Orders” have the meanings ascribed to such terms in section 6.3.

“Original Manager” means EL.

“Original Class A Member” means EL.

“Original Class B Member” means District.

“Original Members” means the Original Class A Member and the Original Class B Member.

“Project” means that certain parcel of real property more particularly described in Exhibit A attached hereto, together with all improvements thereto now or hereafter in existence.

“Qualified Notice” with respect to a Transfer or Succession means a notice to the Company that (w) such Transfer or Succession has occurred, (x) describes the interest in the Company with respect to which such Transfer or Succession has occurred, (y) if applicable, indicates that the Transferee or Successor is not to be admitted as a substituted Member with respect to such interest, and (z) supplies such information concerning such Transfer or Succession as the Company may require to enable it to comply with all applicable reporting requirements.

“Recent Valuation” has the meaning ascribed to such term in section 6.9.

“Regulations” means sections 1.704-1 and 1.704-2 of the regulations promulgated under the Code.

“Relevant Value” has the meaning ascribed to such term in section 6.9.

“Residual Percentage” of a Member at any time means the percentage determined pursuant to subsection 5.1(a) for such Member at such time.

“Responding Party” has the meaning ascribed to such term in section 6.9.

“Special Balance” of a Member at any time means the amount which would remain in a bank account at such time if: (i) the amount of each Special Contribution made by such Member were deposited in such account at the time of such contribution; (ii) such account bore interest at the rate of ___ percent (___%) per annum, compounded annually on each December 31; and (iii) the amount of each distribution pursuant to clause 5.5(a)(i) to such Member were withdrawn from such account at the time of such distribution (and applied first to interest and thereafter to principal).

“Special Contributions” means contributions, if any, pursuant to section 4.4.

“Succession” of or with respect to an interest in the Company means any involuntary (whether by operation of law or otherwise, and for this purpose (i) a transfer of a decedent’s interest in the Company pursuant to his or her will or the laws of intestacy is to be considered “involuntary,” and (ii) a purported transfer of an interest in the Company in connection with an organization’s voluntary liquidation is to be considered “voluntary”) sale, assignment or other disposition, or pledge, hypothecation or other encumbrance, or other alienation, of such interest (the purchaser, assignee, or other recipient, or pledgee, hypothecatee, or other alienee of such interest, or the holder of such encumbrance, being referred to as the “Successor” of or with respect to such interest, and the Member who held such interest immediately before such Succession being referred to as the “Predecessor” of or with respect to such interest).

“Target Amount” of a Member at the end of any Accounting Period means the amount that such Member would then be entitled to receive if, immediately following such Accounting Period: (i) all of the assets of the Company (other than cash and claims of the Company for contributions) were sold for cash equal to their respective book values (subject to the proviso at the end of this sentence); (ii) all unconditional obligations to contribute to the Company were collected in full; and (iii) the proceeds of such sale and collections, and all other cash of the Company, were applied to pay all debts of the Company with the balance distributed as provided in section 5.5; provided, however, that when (x) the aggregate book value of assets of the Company to which the rights of obligees of liabilities of the Company are limited (including all assets of the Company if such rights are not limited to particular assets of the Company, and without regard to assets of persons other than the Company that may be available to such obligees) is exceeded by (y) the aggregate amount of such liabilities, such assets shall be considered as having been sold for cash equal to the aggregate amount of such liabilities (without double-counting).

“Transfer” of or with respect to an interest in the Company means any voluntary sale, assignment or other disposition, or pledge, hypothecation or other encumbrance, or other alienation, of such interest (the purchaser, assignee, or other recipient, or pledgee, hypothecatee, or other alienee of such interest, or the holder of such encumbrance, being referred to as the “Transferee” of or with respect to such interest, and the Member who held such interest immediately before such Transfer being referred to as the “Transferor” of or with respect to such interest).

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

ELSEL HOWELL MILL LLC

LIMITED LIABILITY COMPANY AGREEMENT

EXHIBIT A

LEGAL DESCRIPTION

[to be supplied]

ELSEL HOWELL MILL LLC

LIMITED LIABILITY COMPANY AGREEMENT

EXHIBIT B

FORM OF MANAGEMENT REP LETTER

[Name of Auditor]

___________________

___________________

Ladies and Gentlemen:

In connection with your audit of the statement of revenue and certain expenses (“the Statement”) of the property owned by us (“the Property”) for the year ended December 31, 200X, we recognize that obtaining representations from us concerning the information contained in this letter is a significant procedure in enabling you to form an opinion whether the Statement presents fairly, in all material respects, the results of operations, of the Property in conformity with accounting principles generally accepted in the United States.

Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

Accordingly, we make the following representations, which are true to the best of our knowledge and belief, in each case subject to such disclosure as we have otherwise provided to you in writing:

General

We recognize that, as owner of the Property, we are responsible for recording transactions for the fair presentation of the Statement. We believe the Statement is fairly presented in conformity with accounting principles generally accepted in the United States applied on a basis consistent with that of the preceding year.

There are no unadjusted audit differences identified during the current audit and pertaining to the latest period presented.

We have made available to your representatives all financial records and related data.

Significant Contracts and Agreements

We have made available to you all significant contracts and agreements. We have complied with all aspects of contractual agreements that would have a material effect on the Statement in the event of noncompliance.

In addition, to the extent required by our operating agreement, our members have approved all transactions that occurred in 200X, and such transactions are properly reflected in the Property’s general ledger.

Internal Control

There are no material transactions that have not been properly recorded in the accounting records underlying the Statement.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

There are no significant deficiencies, including material weaknesses, in the design or operation of internal controls that could adversely affect the Property’s ability to record, process, summarize, and report financial data. There have been no significant changes in internal control since December 31, 200X.

Risks and Uncertainties

There are no risks and uncertainties related to significant estimates and current vulnerabilities due to material concentrations that have not been disclosed in accordance with AICPA Statement of Position 94-6, Disclosure of Certain Significant Risks and Uncertainties.

We have disclosed to you all significant environmental matters and have made available to you all significant relevant information related to them. There are no significant environmental matters at the Property that require disclosure in the Statement.

Ownership and Pledging of Assets

Except for properties capitalized under capital leases, we have satisfactory title to the Property.

Related Party Transactions

Transactions with related parties, as defined in Statement of Financial Accounting Standards No. 57, and related amounts receivable or payable, including sales, purchases, loans, transfers, leasing arrangements, and guarantees, have been properly recorded or disclosed in the Statement.

The amount of fees and reimbursements paid to affiliates are, in the opinion of ownership/management, reasonable and consistent with the intention of the parties to the agreements for which such fees and reimbursements have been paid.

Contingent Liabilities

There are no unasserted claims or assessments, including those our lawyers have advised us of, that are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards No. 5, Accounting for Contingencies (other than those disclosed in the Statement).

There have been no violations or possible violations of laws or regulations in any jurisdiction whose effects should be considered for disclosure in the Statement or as a basis for recording a loss contingency (other than those disclosed or accrued in the Statement).

There have been no communications from regulatory agencies or government representatives concerning investigations or allegations of noncompliance with laws or regulations in any jurisdiction, or deficiencies in financial reporting practices or other matters that could have a material effect on the Statement.

We have not consulted a lawyer concerning litigation, claims, or assessments.

Fraud

We acknowledge our responsibility for the design and implementation of programs and controls to prevent and detect fraud. We have no knowledge of any fraud or suspected fraud involving management or other employees who have a significant role in the Property’s internal control over financial reporting. In addition, we have no knowledge of any fraud or suspected fraud involving other employees where the fraud could have a material effect on the Statement. We have disclosed to you all allegations of financial improprieties, including fraud or suspected fraud, coming to our attention (regardless of the source or form and including, without limitation, allegations by “whistle-blowers”) where such allegations could result in a misstatement of the Statement or otherwise affect the financial reporting of the Property.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Independence and Conflicts of Interest

We are not aware of any instances where any member of ownership or management or their immediate family has a direct or material indirect business relationship with Ernst & Young LLP or any of its affiliates, or has an ownership interest in, or serves as an officer or director of, any company (public or private) that has any direct or material indirect business relationship with Ernst & Young LLP or any of its affiliates.

We are not aware of any reason Ernst & Young would not be considered to be independent.

Subsequent Events

Subsequent to December 31, 200X, no events or transactions have occurred or are pending that would have a material effect on the Statement at that date or for the period then ended, or that are of such significance in relation to the Property’s affairs to require mention in a note to the Statement in order to make them not misleading regarding results of operations, of the Property.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

We understand that your audit was conducted in accordance with auditing standards generally accepted in the United States as defined and described by the American Institute of Certified Public Accountants and was, therefore, designed primarily for the purpose of expressing an opinion on the Statement taken as a whole, and that your tests of the accounting records and other auditing procedures were limited to those that you considered necessary for that purpose.

ELSEL Howell Mill LLC

Name:
Title:

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “D”

ESCROW AGREEMENT

THIS ESCROW AGREEMENT is made as of the day and year written below by and among FIRST AMERICAN TITLE INSURANCE COMPANY (“Escrow Agent”), ELPF HOWELL MILL, LLC, a Delaware limited liability company (“Purchaser”), and THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company (“Seller”).

WHEREAS, Purchaser and Seller are parties to a certain Purchase and Sale Agreement dated May 15, 2007 (the “Contract”) for the sale of certain real property located in Atlanta, Georgia; and

WHEREAS, pursuant to Section 4 of the Contract, Purchaser and Seller have requested Escrow Agent to hold the earnest money deposit in the amount of [****] (the “Deposit”) in accordance with the terms thereof and herein.

NOW THEREFORE, in consideration of the promises and undertakings herein made, and the proposed issuance of a title insurance policy (or policies) by Escrow Agent, it is agreed that:

1. Purchaser and Seller hereby appoint Escrow Agent to hold the Deposit under the Contract, and Escrow Agent hereby acknowledges receipt of said sum to be held according to the terms hereof.

2. Escrow Agent is to hold the Deposit in the name of Escrow Agent as custodial agent for Purchaser as follows:

a. The Deposit shall be invested in one or more separate FDIC insured interest bearing accounts in one or more financial institutions, or as otherwise agreed by Purchaser, Seller and Escrow Agent, and all interest accruing thereon shall be paid to the party entitled to the interest under the terms of the Contract. Notwithstanding the foregoing, Escrow Agent assumes no responsibility for, nor will Escrow Agent be liable for, any loss accruing that arises solely because the deposit amount in any one escrow account exceeds $100,000.00, and the excess amount is not insured by the FDIC.

b. Investment of the Deposit shall be made only after the party to whom interest is to be paid has provided Escrow Agent with an executed W-9 Form stating the Federal Tax Identification Number of the Purchaser. All investments shall be further subject to the rules, regulations, policies and procedures of the depository institution.

3. Escrow Agent shall apply the Deposit to the purchase price at closing pursuant to the terms of the Contract. Otherwise, the Deposit shall be paid in accordance with written instructions received by Escrow Agent from Purchaser or Seller, in which event Escrow Agent shall send a copy of such notice to the other party and hold the Deposit until receipt of joint instructions from both Purchaser and Seller, or a court order directing to which party the Deposit should be delivered. If objection is made in writing to a disbursement of the Deposit, Escrow Agent may, if appropriate, interplead the Deposit in a court of competent jurisdiction.

4. If any dispute arises with respect to this Escrow Agreement or the Deposit, whether such dispute arises between the parties hereto and other persons, Escrow Agent is authorized to interplead such disputes into a court of competent jurisdiction. In such case Escrow Agent shall be entitled to costs incurred on account of such action, including reasonable attorney fees, which costs shall be allocated between the parties equally. Escrow Agent upon inpleading funds pursuant hereto, shall thereafter be relieved of further responsibility.

5. In performing its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses or expenses, except for its negligence or willful misconduct, and it shall accordingly not incur any such liability with respect to any action taken or omitted (a) in good faith upon advice of its counsel or (b) in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, that Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person and to conform to the provisions of this Agreement. Seller and Purchaser hereby agree to indemnify and hold harmless Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and reasonable legal fees and disbursements, that may be imposed upon or incurred by Escrow Agent in connection with the acceptance or performance of its duties hereunder, including without limitation, any litigation arising out of this Agreement.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

6. All notices given by any party hereunder shall be in writing and shall be duly given (a) on the same date as the date on which such notice is delivered personally, (b) on the date that a facsimile transmission is completed, or (c) on the first business day after prepaid deposit for overnight delivery by a national overnight courier service. Any such notice is to be addressed to the appropriate party at the address set forth below:

a. As to Escrow Agent:	First American Title Insurance Company National Commercial Services 5775 Glenridge Drive, N.E., Suite A-240 Atlanta, Georgia 30328 [****]

b. As to Purchaser:	c/o LaSalle Investment Management, Inc. 200 East Randolph Drive Suite 4300 Chicago, Illinois 60601 [****]

c. As to Seller:	William J. Dawkins, Esquire c/o Selig Enterprises, Inc. 1100 Spring Street, N.W., Suite 550 [****]

7. The instructions contained herein may not be modified, amended or altered in any way except by a writing signed by Seller, Purchaser and Escrow Agent.

8. This Escrow Agreement is intended solely to supplement and implement the provisions of the Contract is not intended to amend in any way the rights or obligations of the parties under the Contract.

9. This Escrow Agreement shall be construed in accordance with the laws of the State of Georgia.

10. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Facsimile signatures shall be deemed to be original signatures for purposes of creating a valid and binding agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Agreed to as of the 16th day of May, 2007.

PURCHASER:

ELPF HOWELL MILL, LLC, a Delaware limited liability company

By:	Excelsior LaSalle Property Fund, Inc., a Maryland corporation, its sole member

	By:	LaSalle Investment Management, Inc., a Maryland corporation, its advisor

		By:	/s/ David L. Craine
		Name:	David L. Craine
		Title:	Managing Director

SELLER:

THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company

By:	Selig District at Howell Mill, LLC, a Georgia limited liability company, its sole manager

	By:	Selig Enterprises, Inc., a Georgia corporation, its sole manager

		By:	/s/ David E. Witt
		Name:	David E. Witt
		Title:	Executive Vice President

ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Leslie A. Hudson
Name:	Leslie A. Hudson
Title:	Senior Escrow Office

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “E”

BILL OF SALE AND ASSIGNMENT

THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company (“Grantor”) for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Grantor in hand paid by _________________________, a Delaware limited liability company (“Grantee”), the receipt and sufficiency of which is hereby acknowledged, does hereby bargain, sell, deliver and assign to Grantee, all right, title and interest of Grantor in and to: (i) all fixtures, machinery and equipment to the extent same constitute personal property under the laws of the State of Georgia, heating and ventilating equipment, air conditioning equipment, trade fixtures, tools and maintenance equipment and supplies, and all other tangible personal property owned by Grantor and attached or appurtenant to, or used in connection with, the ownership and operation of the premises described on Exhibit A attached hereto (the “Premises”), including, without limitation, the personal property listed on Exhibit B attached hereto, but excluding any tangible personal property owned by any tenants of the Premises; (ii) copies of all books and records relating to the Premises; (iii) all architectural plans, drawings, land plans, master plans and surveys relating to the Premises, if any; and (iv) the warranties and guaranties listed on Exhibit C attached hereto, the name “The District at Howell Mill”, all transferable licenses, permits, trademarks and tradenames and all other items of intangible personal property which is used in connection with the ownership and operation of the Premises (collectively, the “Personal Property”).

Grantor represents and warrants to Grantee that Grantor owns the Personal Property free and clear of all liens, claims and encumbrances and has full right, power and authority to convey title thereto.

TO HAVE AND TO HOLD, the same unto Grantee, its successors and assigns, forever, Grantor, does hereby bind itself and its successors to forever warrant and defend the title to the Personal Property unto Grantee, its successors and assigns, against the lawful claims of all persons.

IN WITNESS WHEREOF, Grantor has executed this Bill of Sale as of the _____ day of _____________, 2007.

GRANTOR:

THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company

By:	Selig District at Howell Mill, LLC, a Georgia limited liability company, its sole manager

	By:	Selig Enterprises, Inc., a Georgia corporation, its sole member

By:
Name:
Title:

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “F”

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is made as of this ______ day of __________, 2007, by and between THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company (“Assignor”), and ELPF HOWELL MILL, LLC, a Delaware limited liability company (“Assignee”).

R E C I T A L S

WHEREAS, Assignor is the owner of that certain retail Property commonly known as The District at Howell Mill and situated on the land legally described on Exhibit “A” attached hereto (the “Property”);

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement (The District at Howell Mill) dated as of May 13, 2007 (the “Contract”) among Assignor, Assignee and Calloway Title and Escrow, L.L.C. (i) Assignor has conveyed to Assignee on the date hereof an undivided 87.85% tenancy-in-common interest (“ELPF’s TIC Interest”) in and to the Property and has retained an undivided 12.15% tenancy-in-common interest (“Seller’s TIC Interest”) in and to the Property, and (ii) Assignor and Assignee have executed that certain Co-Tenancy Agreement dated as of the date hereof setting forth the terms and conditions upon which Assignor and Assignee will own, operate, manage and lease the Property; and

WHEREAS, Assignor desires to assign and Assignee desires to assume, an undivided 87.85% tenancy-in-common interest in and to Assignor’s rights, duties, obligations and liabilities, as landlord, under the leases described on the rent roll attached hereto as Exhibit “B” (the “Leases”).

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1. Assignor hereby assigns, conveys, transfers and sets over unto Assignee an undivided 87.85% tenancy-in-common interest in and to Assignor’s right, title and interest in, to and under the Leases, including, without limitation, all rent or other charges owing under the Leases from and after the date hereof, the security deposits under the Leases held by Assignor, and any other documents relating to or given in connection with or pursuant to the Leases.

2. Assignee hereby accepts said assignment from Assignor and, subject to the terms of the Contract, assumes an undivided 87.85% tenancy-in-common interest in the duties, obligations and liabilities of Assignor under the Leases arising from and after the date hereof; provided, however, that (a) Assignee’s liability thereunder shall be limited to the same extent, if any, as Assignor’s liability is limited thereunder, and (b) Assignee shall not be deemed to have assumed any liability directly or indirectly arising out of any transaction, event, circumstance, action, failure to act or occurrence of any sort of type which occurred, existed, was taken, permitted or begun prior to the date hereof.

3. Assignor covenants and agrees to indemnify, save and hold harmless Assignee from and against any and all loss, cost, expense, liability, claims or causes of action accruing prior to the date hereof and arising from or relative to the Leases, including, without limitation, any obligation or liability to any tenant of the Property under such tenant’s Lease with respect to (i) any audit or reconciliation of such tenant’s proportionate share of common area maintenance expenses and taxes applicable to the Property for any year prior to the year in which the Closing occurs, and (ii) the initial construction of the Property and/or such tenant’s premises including any tenant improvements allowances to be paid to such tenant.

4. This Assignment shall not merge with or limit or restrict any provision of the Agreement and the provisions of the Agreement shall govern and control the rights and obligations of Assignor and Assignee with respect to

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

all matters described therein and herein, including, without limitation, representations and warranties, the apportionment of payment obligations and indemnification obligations.

5. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed as of the day and year first above written.

ASSIGNOR:

THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company

By:	Selig District at Howell Mill, LLC, a Georgia limited liability company, its sole manager

	By:	Selig Enterprises, Inc., a Georgia corporation, its sole member

By:
Name:
Title:

ASSIGNEE:

ELPF HOWELL MILL, LLC, a Delaware limited liability company

By:	Excelsior LaSalle Property Fund, Inc., a Maryland corporation, its sole member

	By:	LaSalle Investment Management, Inc., a Maryland corporation, its advisor

By:
Name:
Title:

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “G”

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS (this “Assignment”) is made as of this ______ day of __________, 2007, by and between THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company (“Assignor”), and ELPF HOWELL MILL, LLC, a Delaware limited liability company (“Assignee”).

R E C I T A L S

WHEREAS, Assignor is the owner of that certain shopping center commonly known as The District at Howell Mill and situated on the land legally described on Exhibit “A” attached hereto (the “Property”);

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement (The District at Howell Mill) dated as of May 13, 2007 (the “Contract”) among Assignor, Assignee and Calloway Title and Escrow, L.L.C. (i) Assignor has conveyed to Assignee on the date hereof an undivided 87.85% tenancy-in-common interest (“ELPF’s TIC Interest”) in and to the Property and has retained an undivided 12.15% tenancy-in-common interest (“Seller’s TIC Interest”) in and to the Property, and (ii) Assignor and Assignee have executed that certain Co-Tenancy Agreement dated as of the date hereof setting forth the terms and conditions upon which Assignor and Assignee will own, operate, manage and lease the Property; and

WHEREAS, Assignor desires to assign and Assignee desires to assume, an undivided 87.85% tenancy-in-common interest in and to Assignor’s rights, duties and obligations under the contracts listed on Exhibit “B” attached hereto and made a part hereof (the “Service Contracts”).

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1. Assignor hereby assigns, conveys, transfers and sets over unto Assignee an undivided 87.85% tenancy-in-common interest in and to Assignor’s right, title and interest in, to and under the Service Contracts. Assignee hereby accepts said assignment from Assignor and, subject to the terms of the Contract, assumes an undivided 87.85% tenancy-in-common interest in and to all duties, obligations and liabilities of Assignor under the Service Contracts arising from and after the date hereof; provided, however, that (a) Assignee’s liability thereunder shall be limited to the same extent, if any, as Assignor’s liability is limited thereunder, and (b) Assignee shall not be deemed to have assumed any liability directly or indirectly arising out of any transaction, event, circumstance, action, failure to act or occurrence of any sort of type which occurred, existed, was taken, permitted or begun prior to the date hereof.

2. Assignor covenants and agrees to indemnify, save and hold harmless Assignee from and against any and all loss, liability, claims or causes of action accruing prior to the date hereof and arising from or relative to the Service Contracts.

3. This Assignment shall not merge with or limit or restrict any provision of the Agreement and the provisions of the Agreement shall govern and control the rights and obligations of Assignor and Assignee with respect to all matters described therein and herein, including, without limitation, representations and warranties, the apportionment of payment obligations and indemnification obligations.

4. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed as of the day and year first above written.

ASSIGNOR:

THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company

By:	Selig District at Howell Mill, LLC, a Georgia limited liability company, its sole manager

	By:	Selig Enterprises, Inc., a Georgia corporation, its sole member

By:
Name:
Title:

ASSIGNEE:

ELPF HOWELL MILL, LLC, a Delaware limited liability company

By:	Excelsior LaSalle Property Fund, Inc., a Maryland corporation, its sole member

	By:	LaSalle Investment Management, Inc., a Maryland corporation, its advisor

By:
Name:
Title:

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “H”

ASSIGNMENT OF INTANGIBLE PROPERTY

THIS ASSIGNMENT OF INTANGIBLE (this “Assignment”) is made as of this ______ day of __________, 2007, by THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company (“Assignor”), in favor ELPF HOWELL MILL, LLC, a Delaware limited liability company (“Assignee”).

R E C I T A L S

WHEREAS, Assignor is the owner of that certain shopping center commonly known as The District at Howell Mill and situated on the land legally described on Exhibit “A” attached hereto (the “Property”);

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement (The District at Howell Mill) dated as of May 13, 2007 (the “Contract”) among Assignor, Assignee and Calloway Title and Escrow, L.L.C. (i) Assignor has conveyed to Assignee on the date hereof an undivided 87.85% tenancy-in-common interest (“ELPF’s TIC Interest”) in and to the Property and has retained an undivided 12.15% tenancy-in-common interest (“Seller’s TIC Interest”) in and to the Property, and (ii) Assignor and Assignee have executed that certain Co-Tenancy Agreement dated as of the date hereof setting forth the terms and conditions upon which Assignor and Assignee will own, operate, manage and lease the Property; and

WHEREAS, Assignor desires to assign to Assignee an undivided 87.85% tenancy-in-common interest in and to Assignor’s right, title and interest in and to certain intangible property relating to the use, ownership and operation of the Property including, without limitation, all licenses, permits, warranties and trade names (including the name “The District at Howell Mill”) relating to the Property, all in accordance with Section 7.2(iv) of the Contract (the “Intangible Property”).

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, conveys, transfers and sets over unto Assignee an undivided 87.85% tenancy-in-common interest in and to Assignor’s right, title and interest in and to the Intangible Property.

This Assignment shall not merge with or limit or restrict any provision of the Agreement and the provisions of the Agreement shall govern and control the rights and obligations of Assignor and Assignee with respect to all matters described therein and herein, including, without limitation, representations and warranties, the apportionment of payment obligations and indemnification obligations. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed as of the day and year first above written.

ASSIGNOR:

THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company

By:	Selig District at Howell Mill, LLC, a Georgia limited liability company, its sole manager

	By:	Selig Enterprises, Inc., a Georgia corporation, its sole member

By:
Name:
Title:

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “I”

INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (this “Indemnity) made as of __________, 2007, by SELIG ENTERPRISES, INC., a Georgia corporation (“Indemnitor”) to and for the benefit of ELPF HOWELL MILL, LLC, a Delaware limited liability company (“ELPF”).

R E C I T A L S

The District at Howell Mill, LLC, a Georgia limited liability company (“Seller”) is the owner of that certain retail shopping center commonly known as The District at Howell Mill and located at the intersection of I-75 and Howell Mill Road in Atlanta, Georgia (the “Property”).

On the date hereof, (i) Seller has conveyed, assigned and transferred to ELPF an 87.85% tenancy-in-common interest (the “ELPF TIC Interest”) in and to the Property and has retained a 12.15% tenancy-in-common interest (the “Selig TIC Interest”) in and to the Property, and (ii) Seller and ELPF have executed a co-tenancy agreement (the “Co-Tenancy Agreement”) setting forth the terms and conditions upon which Seller and ELPF will own and operate the Property, all pursuant to the terms of that certain Purchase and Sale Agreement dated May 13, 2007, among Seller, ELPF and Calloway Title and Escrow, L.L.C. (the “Purchase Agreement”).

The Property is subject to (i) that certain Declaration of Condominium for the District at Howell Mill Condominium recorded in Deed Book 39710, Page 698, Official Records of Fulton County, Georgia (as amended, the “Declaration”), and (ii) that certain Development Agreement dated as of April 1, 2005 (the “Development Agreement”), among Seller, The Alexander at the District, LLC, The Spanos Corporation and Indemnitor.

Pursuant to the terms of the Declaration, Seller is the “Declarant” of the “Master Association” (as such terms are defined in the Declaration).

The Property is further subject to (i) that certain Lease Agreement dated February ___, 2005, by and between Seller, as landlord, as [****], as tenant (as amended, the “[****] Lease”), and (ii) that certain Easements with Covenants, Conditions and Restrictions Affecting Land dated as of March 3, 2005 between [****] and Seller, and recorded on August 9, 2005 in Deed Book 40606, Page 331 (as amended, the “ECR”).

The sale of the ELPF TIC Interest to ELPF shall be subject to the outstanding principal balance of that certain loan (the “Loan”) from Metropolitan Life Insurance Company, a New York corporation (“Lender”) to ELPF in the aggregate principal amount of $45,000,000.00, all as more particularly described in Section 3.2 of the Purchase Agreement. [TO BE MODIFIED AT CLOSING AS APPROPRIATE TO CONFORM TO PURCHASE AGREEMENT]

Seller has agreed as a condition to the consummation of the transactions contemplated by the Purchase Agreement to deliver this Indemnity to ELPF.

Indemnitor directly or indirectly owns an interest in Seller and will derive material financial benefit from closing of the sale of the ELPF TIC Interest to ELPF.

ELPF has relied on the statements and agreements contained herein in agreeing to consummate the transactions contemplated by the Purchase Agreement. The execution and delivery of this Indemnity by Indemnitor is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement. Capitalized terms not otherwise defined herein shall have the same meaning herein as in the Purchase Agreement.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

AGREEMENTS

NOW, THEREFORE, intending to be legally bound, Indemnitor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenant and agree for the benefit of ELPF and its successors, indorsees, transferees, participants and assigns as follows:

1. Indemnity. The Indemnitor covenants and agrees, at its sole expense, to indemnify, protect, hold harmless and, at ELPF’s option, defend ELPF and each person or entity owning a direct or indirect ownership interest in ELPF and their respective members, officers, directors, managers, agents and employees (collectively, the “Indemnified Party”) from and against any and all actual out-of-pocket losses, costs, liens, damages, claims, suits, actions, liabilities and expenses (including reasonable attorneys’ fees and court costs) incurred by or sustained by any Indemnified Party (collectively, the “Indemnified Claims”) as a result of (a) any acts or omissions of Seller as Declarant of the Master Association, (b) any act, omission, event or circumstance arising under or with respect to the Development Agreement, (c) the failure of Seller to deliver to ELPF the REA Estoppel and/or the [****] Lease Amendment in accordance with Section 23 of the Purchase Agreement, and (d) any obligations or liabilities of Seller or Indemnitor arising under or with respect to the Loan prior to the Closing Date. [THIS SECTION TO BE MODIFIED AT CLOSING AS APPROPRIATE TO CONFORM TO THE PURCHASE AGREEMENT]

2. Procedures Relating to Indemnification.

(a) Notification. In any situation in which the Indemnified Party is entitled to receive and desires defense and/or indemnification by the Indemnitor with respect to an Indemnified Claim, the Indemnified Party shall give prompt written notice (the “Indemnity Notice”) of such Indemnified Claim to the Indemnitor. The Indemnity Notice shall specify whether the Indemnified Party desires the Indemnitor to defend the Indemnified Claim that is the subject of the Indemnity Notice and, if defense is requested, the Indemnitor, at the Indemnitor’s sole expense, shall retain counsel reasonably acceptable to the Indemnified Party to defend the Indemnified Claim. If the Indemnity Notice indicates that the Indemnified Party does not wish the Indemnitor to defend the Indemnified Claim, the Indemnified Party may retain counsel for the defense of the Indemnified Claim, at Indemnitor’s expense, and the Indemnitor shall reimburse the Indemnified Party for its attorneys’ fees and court costs incurred in the defense of the Indemnified Claim. Failure to give prompt Indemnity Notice to the Indemnitor shall not relieve the Indemnitor of any liability to indemnify the Indemnified Party, except to the extent that such failure to give prompt notice materially impairs Indemnitor’s ability to defend any such Indemnified Claim.

(b) Defense. Upon receipt of such Indemnity Notice, if defense of the Indemnified Claim is requested in the Indemnity Notice, the Indemnitor shall resist and defend the Indemnified Claim that is the subject of the Indemnity Notice on behalf of the Indemnified Party, including the employment of counsel reasonably acceptable to the Indemnified Party, the payment of all expenses and, subject to Section 2.3 below, the right to negotiate and consent to settlement of any Indemnified Claim. If the Indemnified Party elects to defend the Indemnified Claim, then the payment of attorneys’ fees and court costs shall be at Indemnitor’s expense.

(c) Liability for Settlement.

(i) The Indemnitor shall not be liable for any settlement of any Indemnified Claim effected by the Indemnified Party without their consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with the consent of the Indemnitor or if there is a final judgment against the Indemnitor in any action or proceeding relating to an Indemnified Claim, the Indemnitor agree to defend, indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment of an Indemnified Claim in accordance with this Agreement.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(ii) Notwithstanding anything in this Agreement to the contrary, the Indemnitor shall not, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned), (i) settle or compromise any action, suit, proceeding, or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release of the Indemnified Party (in form, scope and substance satisfactory to the Indemnified Party in its sole discretion) from all liability in respect of such action, suit, or proceeding; or (ii) settle or compromise any action, suit, proceeding, or claim in any manner that may materially and adversely affect the Indemnified Party, as determined by the Indemnified Party’s in its sole discretion.

3. Miscellaneous.

(a) Notices. Any notice, request, demand, instruction or other document to be given or served hereunder shall be in writing and shall be delivered by the following means: (a) by personal service; (b) by reputable overnight courier; (c) by telecopy or facsimile; or (d) by United States registered or certified mail, return receipt requested, postage prepaid and addressed to the parties at their respective addresses set forth below. Any notice, request, demand, instruction or other document sent pursuant to (a) above shall be deemed received upon such personal service (or refusal to accept personal service) or upon dispatch. Any notice, request, demand, instruction or other document sent pursuant to (b) above shall be deemed received on the day immediately following the deposit with the overnight courier and if sent pursuant to (d) above shall be deemed received two (2) business days following deposit in the mail. Any notice, request, demand, instruction or other document sent pursuant to (c) above shall be deemed received upon transmission provided that within one (1) business day after such transmission, a copy of such notice, request, demand, instruction, or other document is delivered by one of the methods specified in (a), (b) or (d) above.

If to ELPF:	c/o LaSalle Investment Management, Inc. 153 East 53rd Street New York, New York 10022 [****]

with a copy to:	Paul, Hastings, Janofsky & Walker LLP 191 N. Wacker Drive 30th Floor Chicago, IL 60606 [****]

If to Indemnitor:	Selig Enterprises, Inc. 1100 Spring Street, N.W., Suite 550 Atlanta, Georgia 30309-2848 [****]

With a copy to:	William J. Dawkins, Esquire c/o Selig Enterprises, Inc. 1100 Spring Street, N.W., Suite 550 Atlanta, Georgia 30309-2848 [****]

A party may change its address for receipt of notices by service of a notice of such change in accordance herewith, but no such notice of change shall be effective unless and until received by the other party hereto.

(b) Binding Effect. This Agreement shall be binding upon and inure to the benefit of ELPF and the Indemnitor and their respective successors and assigns.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

(c) Attorneys’ Fees. In the event that any Indemnified Party or the Indemnitor brings any suit or other proceeding with respect to the subject matter or enforcement of this Agreement, the prevailing party (as determined by the court or other authority before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover attorneys’ fees, expenses and costs of investigation as actually incurred (including, without limitation, attorneys’ fees, expenses and costs of investigation incurred at all pre-trial, trial and appellate levels for such action, costs incurred in establishing the right to indemnification).

(d) Successive Actions. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and the Indemnitor hereby waive and covenant not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(e) Amendment. This Agreement may be amended by, and only by, a written agreement signed by the parties hereto.

(f) Partial Invalidity. If any provision of this Agreement shall be determined to be unenforceable in any circumstances by a court of competent jurisdiction, then the balance of this Agreement nevertheless shall be enforceable, and the subject provision shall be enforceable in all other circumstances.

(g) Interest on Unpaid Amounts. All amounts required to be paid or reimbursed to the Indemnified Party hereunder shall bear interest from the date of expenditure by the Indemnified Party or the date of written demand to the Indemnitor hereunder, whichever is earlier, until paid to the Indemnified Party. The interest rate shall be the lesser of (a) the maximum rate then permitted for the parties to contract for under applicable law, or (b) the rate paid by ELPF on its financing or lines of credit on funds advanced to ELPF until the date paid.

(h) Remedies. The Indemnitor recognizes and acknowledges that any default or failure by the Indemnitor to perform as agreed herein would give the Indemnified Party the right to exercise any and all remedies available at law or in equity to ensure the obligations of the Indemnitor hereunder and obtain reimbursement of any amounts incurred by the Indemnified Party as authorized under this Agreement.

(i) No Waiver. The failure of a party hereto to insist upon strict performance of any of the terms, covenants or conditions hereof shall not be deemed a waiver of any rights or remedies which that party may have hereunder, at law or in equity and shall not be deemed a waiver of any subsequent breach or default in any of such terms, covenants or conditions. No waiver by a party hereto of any default under this Agreement shall be effective or binding on such party unless made in writing by such party and no such waiver shall be implied from any omission by a party to take action in respect to such default. No express written waiver of any default shall affect any other default or cover any other period of time other than any default and/or period of time specified in such express waiver. One or more written waivers or any default under any provision of this Agreement shall not be deemed to be a waiver of any subsequent default in the performance or the same provision or any other term or provision contained in this Agreement.

(j) Entire Agreement. This Agreement contains the entire agreement of the parties, and shall not be modified except by an instrument in writing executed by all of the parties hereto.

(k) Construction and Interpretation. This Agreement has been fully negotiated at arms length between the signatories hereto, and after advice by counsel and other representatives chosen by such signatories, and such signatories are fully informed with respect thereto; no such signatory shall be deemed the scrivener of this Agreement; and, based on the foregoing, the provisions of this Agreement shall be construed as a whole according to their common meaning and not strictly for or against any party. In interpreting any provision of this Agreement, no weight shall be given to, nor shall any construction or interpretation be influenced by, the

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

fact that counsel for one of the parties hereto drafted this Agreement, ELPF and the Indemnitor recognizing that each and their respective counsel have had an opportunity to review this Agreement and have contributed to the final form of same.

(l) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, Indemnitor has delivered this Indemnity as of the date first written above.

INDEMNITOR:

SELIG ENTERPRISES, INC., a Georgia corporation

By:
Name:
Title:

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “J”

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Escrow Agreement”) is made and entered into as of the ______ day of May, 2007 (the “Effective Date”), by and among THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company (the “Seller”), ELPF HOWELL MILL, LLC, a Delaware limited liability company, and its successors or asssigns (the “Purchaser”) and CALLOWAY TITLE AND ESCROW, L.L.C., a Georgia limited liability company (the “Escrow Agent”).

W I T N E S S E T H:

WHEREAS, as of the Effective Date pursuant to the terms of that certain Purchase and Sale Agreement (The District at Howell Mill) dated as of May 13, 2007 (the “Contract”) among Seller, Purchaser and Escrow Agent (i) Seller has conveyed to Purchaser (the “Closing”) an 87.85% tenancy-in-common interest (“ELPF’s TIC Interest”) in and to that certain tract or parcel of improved real property located in Land Lot 152 of the 17th District, Atlanta, Fulton County, Georgia, being commonly known as THE DISTRICT AT HOWELL MILL SHOPPING CENTER, and being the same property described in Exhibit “A” annexed hereto (the “Property”) and has retained a 12.15% tenancy-in-common interest (“Seller’s TIC Interest”) in and to the Property, and (ii) Seller and Purchaser have executed that certain Co-Tenancy Agreement dated as of the date hereof setting forth the terms and conditions upon which Seller and Purchaser will own and operate the Property;

WHEREAS, in conjunction with the Closing, Seller had assigned to Purchaser an 87.85% tenancy-in-common interest in and to the leases encumbering the Property described on Exhibit “B” annexed hereto (collectively, the “Subject Leases”); and

WHEREAS, pursuant to the terms of the Subject Leases, Seller, as landlord, is responsible for reimbursing the tenants under the Subject Leases (collectively, the “Tenants”) certain amounts as tenant improvement allowances (collectively, the “Tenant Allowances”) and/or for paying certain amounts to real estate brokers and agents for real estate leasing commissions (collectively, the “Lease Commissions”). Inasmuch as all of the Tenant Allowances and Lease Commissions have not been paid by Seller as of the date hereof, Seller and Purchaser have agreed that Seller shall deduct from Seller’s proceeds at the Closing and deposit with Escrow Agent the amounts of (a) [****] as Tenant Allowances as set forth on Exhibit “C” annexed hereto, and (b) [****] as Lease Commissions [due to real estate notes], as set forth in Exhibit “D” annexed hereto (collectively, the “Escrowed Funds”) in escrow to be held and disbursed pursuant to the terms of this Escrow Agreement, including, without limitation, Exhibit “E” annexed hereto.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1. Simultaneously with the execution of this Escrow Agreement, the Escrowed Funds have been delivered to Escrow Agent by Seller, and Escrow Agent hereby agrees to hold and disburse the Escrowed Funds in escrow in trust for Seller and Purchaser under the terms of this Escrow Agreement.

2. The Escrowed Funds shall be held and disbursed by Escrow Agent as follows:

(a)

Upon receipt by Purchaser and Escrow Agent of adequate written certification and backup documentation reasonably acceptable to Purchaser and Escrow Agent for any portion of the Tenant Allowances that have been paid by Seller to a tenant under a Subject Lease and for which Seller seeks reimbursement, including, without limitation, final contractor’s affidavits and lien waivers legally sufficient to dissolve or obviate any mechanic’s or materialmen’s lien claim with respect thereto and written certification from the tenant to whom Seller has paid a Tenant Allowance that such tenant has

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

received in full the entire Tenant Allowance to be paid to such tenant under the terms of its Subject Lease and that Seller has complied with all of the terms and conditions of such Subject Lease relating to the Tenant Allowance, Seller shall be entitled to submit a request to Escrow Agent in writing (with a copy to Purchaser) which shall set forth the amount of the Tenant Allowances that have been paid by Seller and the payee(s) thereof, together with copies of such certification and other documentation evidencing the Tenant Allowances that have been paid, whereupon Escrow Agent shall promptly pay to Seller such appropriate portion of the Tenant Allowances from the Escrowed Funds.

(b)	Upon receipt by Purchaser and Escrow Agent of adequate written certification and backup documentation reasonably acceptable to Purchaser and Escrow Agent for any portion of the Lease Commissions that have been paid by Seller to a broker and for which Seller seeks reimbursement, including, without limitation, final broker’s affidavits and broker’s lien waivers legally sufficient to dissolve or obviate any brokerage lien claim with respect thereto, Seller shall be entitled to submit a request to Escrow Agent in writing (with a copy to Purchaser) which shall set forth the amount of the proposed Lease Commissions that have been paid by Seller and the payee(s) thereof, together with copies of such certification and other documentation evidencing the Lease Commissions that have been paid, whereupon Escrow Agent shall promptly pay to Seller such appropriate portion of the Lease Commissions from the Escrowed Funds.

3. (a) Except as set forth in this Escrow Agreement or as may be agreed to in writing by Purchaser and Seller, Escrow Agent shall have no obligation to take any action or perform any act other than to receive and hold the Escrowed Funds pursuant to this Escrow Agreement and to deliver same in accordance with the terms and conditions of this Escrow Agreement.

(b) Escrow Agent shall perform the duties herein required of Escrow Agent to the best of Escrow Agent’s ability and to the end that the interests of Seller and Purchaser may be adequately and effectively protected, Escrow Agent shall not be answerable, liable or accountable except for Escrow Agent’s own bad faith, willful misconduct or negligence. Escrow Agent shall not be under any obligation to take any action toward the execution or enforcement of the rights or interests of Seller or Purchaser under the Subject Leases, whether on Escrow Agent’s own motion or on the request of any other person or entity, whether or not a party hereto. Escrow Agent is authorized to act on any document believed by Escrow Agent in good faith to be genuine and to be executed by the proper party or parties, and will incur no liability by so acting. Seller and Purchaser shall, and do hereby, agree to indemnify and hold harmless Escrow Agent from any and all claims, actions, damages, demands and judgments from or to Seller, Purchaser, or third parties, arising out of any act or omission of Seller or Purchaser and not caused by bad faith, willful misconduct or negligence of Escrow Agent.

(c) Escrow Agent shall be obligated to perform such duties and only such duties as are herein set forth, and no implied duties or obligations shall be read into this Escrow Agreement.

(d) Should Escrow Agent receive or become aware of conflicting demands or claims with respect to this Escrow Agreement, the Escrowed Funds or the rights of any party hereto, Escrow Agent shall be entitled to refuse to comply with any such demand or claim, and in the event of such demand or claim, Escrow Agent shall deliver the Escrowed Funds to the registry of the Superior Court of Fulton County, Georgia whereupon Escrow Agent shall be relieved of any further duties or obligations hereunder.

(e) Escrow Agent is not a party to the Subject Leases and assumes no responsibility, obligation or liability under the Subject Leases.

(f) Escrow Agent shall not be responsible for: (i) the sufficiency or correctness as to the form, execution or the validity of the Escrow Agreement; or (ii) the identity, authority or right of any person executing any notice or document given to Escrow Agent.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

4. This Escrow Agreement is to be performed in the State of Georgia and shall be governed by and construed in accordance with the internal laws of the State of Georgia no matter where any action arising out of this Escrow Agreement may be venued.

5. This Escrow Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, provided that Escrow Agent shall not assign its rights, duties or obligations hereunder in whole or in part without the prior written consent of Seller and Purchaser, and any such assignment without said consent shall be void.

6. All notices hereunder shall be sufficient if actually delivered by any means to the party receiving said notice, but in any event notice shall be sufficient if either hand delivered or sent by United States registered or certified mail, postage prepaid, addressed to the parties at the respective addresses shown below; provided, however, the parties may, by like notice, designate any further or different addresses to which subsequent notices shall be sent:

To Seller:	The District at Howell Mill Shopping Center c/o Selig Enterprises, Inc. 1100 Spring Street, N.W. Suite 550 Atlanta, GA 30309 [****]

To Purchaser:	ELPF Howell Mill, LLC c/o LaSalle Investment Management 100 East Pratt Street 20th Floor Baltimore, Maryland 21202 [****]

With a copy to:	Katten Munchin Rosenman LLP 525 West Monroe Street Chicago, Illinois 60661 [****]

To Escrow Agent:	Calloway Title and Escrow, L.L.C. 4170 Ashford-Dunwoody Road Suite 285 Atlanta, Georgia 30319 [****]

7. All capitalized terms not defined herein shall have the same meaning as defined in the Contract.

8. If any clause, provision or section of this Escrow Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability or such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

9. This Escrow Agreement contains all of the escrow instructions to Escrow Agent and shall not be modified or supplemented without the written approval of Seller, Purchaser and Escrow Agent.

10. All personal pronouns used in this Escrow Agreement whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.

11. The Escrowed Funds shall be held in an interest bearing account reasonably acceptable to Purchaser and Seller.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

12. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of such counterparts shall constitute one and the same Agreement.

13. Time is of the essence of this Escrow Agreement.

[Signatures begin on the following page]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, Purchaser, Seller, and Escrow Agent acting by and through their respective duly authorized and empowered officers and representatives, have executed and sealed this Escrow Agreement the day and year first written.

SELLER:

THE DISTRICT AT HOWELL MILL, LLC., a Georgia limited liability company

By:	SELIG DISTRICT AT HOWELL MILL, LLC., a Georgia limited liability company, Member

	By:	SELIG ENTERPRISES, INC., a Georgia corporation, its Manager

		By:		(L.S.)
William J. Dawkins, Senior Vice President and Secretary

[CORPORATE SEAL]

[Signatures Continued on Following Page]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

[Signatures Continued from Previous Page]

PURCHASER:

ELPF HOWELL MILL, LLC, a Delaware limited liability company

By:	EXCELSIOR LASALLE PROPERTY FUND, INC., a Maryland corporation, its sole member

	By:	LaSalle Investment Management, Inc., a Maryland corporation, its Advisor

		By:	(L.S.)
Name:
Its:

(CORPORATE SEAL)

[Signatures Continue on Following Page]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

[Signatures Continued from Previous Page]

ESCROW AGENT:

CALLOWAY TITLE AND ESCROW, L.L.C., a Georgia limited liability company

By:	(L.S.)
S. Marcus Calloway, Managing Member

[End of Signatures]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “A”

LEGAL DESCRIPTION

EXHIBIT “B”

SUBJECT LEASES

Rent Roll

The District at Howell Mill

5/3/2007

[****]

[2 pages of Exhibit B have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “C”

The District at Howell Mill

Outstanding Tenant Improvement Allowances

[****]

[1 page of Exhibit C has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “D”

The District at Howell Mill

Outstanding Brokerage Commissions

as of May 4, 2007

[****]

[1 page of Exhibit D has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “E”

GUIDELINES FOR PAYMENT OF TENANT IMPROVEMENTS AND THE LEASE COMMISSIONS

1. Seller Contributions. Seller has deposited with Escrow Agent the sums of: (a) [****] as Tenant Allowances, as set forth on Exhibit “C” annexed hereto, toward the completion of Seller’s work for Tenant Allowances for tenant improvements with respect to the Subject Leases, and (b) [****] as Lease Commissions, as set forth in Exhibit “D” annexed hereto due to real estate brokers. Seller shall complete such of Seller’s work as required under the Subject Leases with respect to obtaining governmental approvals which are necessary to enable commencement of occupancy of the respective tenant spaces. Upon receipt of the documentation required by this Escrow Agreement, Escrow Agent shall pay the actual documented third-party costs incurred for the construction of such work with respect to Tenant Allowances in accordance with the terms of this Escrow Agreement. All requests for payment of Tenant Allowances shall be accompanied by paid invoices for work done, affidavits and lien waivers from contractors and subcontractors and completion of such other forms to obtain such payment, including, without limitation, certifications of completion. With respect to Lease Commissions, upon receipt of the documentation required by this Escrow Agreement, Escrow Agent shall pay all actual documented Lease Commissions as due to the appropriate real estate broker. All requests for payment for Lease Commissions shall be accompanied by paid invoices brokerage affidavits and broker’s lien waivers from brokers.

2. Notice and Right to Cure. If any party to this Escrow Agreement shall default in the performance of any covenant contained in this Escrow Agreement, the other party shall give the defaulting party at least 30 days (or if such default be not reasonably susceptible of being cured within such period of 30 days, and said defaulting party shall have not in good faith commenced curing such default within said 30 day period and shall not thereafter prosecute curing such default with diligence and continuity to completion) written notice of such alleged default, unless a different specific number of days to cure is expressly proscribed in this Escrow Agreement. If such default shall not have been cured within such period after receipt of notice of default the aggrieved party may institute legal proceedings for full and adequate relief from the consequences of such default or threatened default.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “K”

RENT ROLL

Rent Roll

The District at Howell Mill

5/3/2007

[****]

[2 pages of Exhibit K have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “L”

TITLE COMMITMENT

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

ALTA COMMITMENT FOR TITLE INSURANCE–5/9/07-tp-FIRST AMERICAN TITLE INSURANCE COMPANY

SCHEDULE A

COMMITMENT NO.	EFFECTIVE DATE OF COMMITMENT:
2-19816(R1)	April 23, 2007 at 5:00 p.m.
YOUR NO.
9212.003/SMC

PREPARED FOR:	Jeffrey S. Rheeling, Esquire
KATTEN MUCHIN ROSENMAN LLP

INQUIRIES SHOULD BE DIRECTED TO:	CALLOWAY TITLE AND ESCROW, LLC 4170 ASHFORD-DUNWOODY ROAD SUITE 285 ATLANTA, GEORGIA 30319 (770) 698-7960

1. POLICY OR POLICIES TO BE ISSUED:	AMOUNT

* ALTA OWNERS POLICY – (1992) PROPOSED INSURED:	$78,000,000.00

ELSEL Howell Mill, LLC, a Delaware limited liability company

2.	The estate or interest in the land described or referred to in this Commitment and covered herein is a Fee Simple.

3.	Title to said estate or interest in said land is at the effective date hereof vested in:

The District at Howell Mill, LLC, a Georgia limited liability company

4.	The land referred to in this Commitment is located in the County of Fulton, State of Georgia, and described as follows:

ALL THAT TRACT or parcel of land lying and being in Land Lot 152 of the 17th District of Fulton County, Georgia, being more particularly described on Exhibit “A” attached hereto and by this reference incorporated herein.

TOGETHER WITH those easement rights arising under that certain Easements with Covenants and Restrictions Affecting Land by and between [****], a Delaware statutory trust and The District at Howell Mill, LLC, a Georgia limited liability company, dated as of March 3, 2005, filed for record August 9, 2005 at 2:45 p.m., recorded in Deed Book 40606, Page 331, Records of Fulton County, Georgia; as amended by that certain First Amendment to Easements With Covenants and Restrictions Affecting Land by and between [****], a Delaware statutory trust and The District at Howell Mill, LLC, a Georgia limited liability company, dated as of October 6, 2005, filed for record December 14, 2005 at 12:18 p.m., recorded in Deed Book 41536, Page 110, aforesaid Records.

ALSO TOGETHER WITH those easement rights arising under that certain Declaration of Condominium for The District at Howell Mill Condominium by The District at Howell Mill, LLC, a Georgia limited liability company, dated April 1, 2005, filed for record April 1, 2005 at 2:39 p.m., recorded in Deed Book 39710, Page 698, aforesaid Records; as amended by First Amendment to The Declaration of Condominium for The District at Howell Mill Condominium by The District at Howell Mill, LLC, a Georgia limited liability company, made effective October 6, 2005, filed for record October 7, 2005 at 12:05 p.m., recorded in Deed Book 41056, Page 616, aforesaid Records; as corrected by Scrivener’s Affidavit by Seth G. Weissman, dated September 22, 2005,

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

filed for record October 7, 2005 at 12:05 p.m., recorded in Deed Book 41056, Page 607, aforesaid Records; as further amended by that certain Second Amendment to the Master Declaration of Condominium for The District at Howell Mill Condominium by The District at Howell Mill Condominium Association, Inc., a Georgia non-profit corporation, The District at Howell Mill, LLC, a Georgia limited liability company and The Alexander at the District, LLC, a California limited liability company, dated May __ 2007, filed for record May ___, 2007 at __:__ __.m., recorded in Deed Book ___, Page ___, aforesaid Records.

ALSO TOGETHER WITH those easement rights arising under that certain Easement Agreement by and between Royal Coach Hotels, Ltd., a Georgia limited partnership and A. M. Redd, Jr., dated as of June 29, 1984, filed for record July 2, 1984 at 1:31 p.m., recorded in Deed Book 9051, Page 348, aforesaid Records.

CALLOWAY TITLE AND ESCROW, LLC

/s/ (Signature Illegible)
AUTHORIZED SIGNATORY

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

COMMITMENT NO.	PART I, SCHEDULE B
2-19816(R1)

I.	THE FOLLOWING ARE REQUIREMENTS TO BE COMPLIED WITH:

1.	Instruments necessary to create the estate or interest to be insured must be properly executed, delivered and duly filed for record; to wit:

LIMITED WARRANTY DEED from The District at Howell Mill, LLC, a Georgia limited liability company to ELSEL Howell Mill, LLC, a Delaware limited liability company conveying title to subject property.

This instrument must be executed pursuant to proper limited liability company authority and the Company must be furnished satisfactory documentary proof thereof. Said limited liability company must be formed in the State of Georgia or registered in the State of Georgia and the Company must be furnished documentary proof thereof.

2.	Payment to or for the grantor of the full consideration for the estate or interest to be insured.

3.	Execution, delivery and recordation of the following:

(a)	Second Amendment to the Master Declaration of Condominium for The District at Howell Mill Condominium by The District at Howell Mill Condominium Association, Inc., a Georgia non-profit corporation, The District at Howell Mill, LLC, a Georgia limited liability company and The Alexander at the District, LLC, a California limited liability company.

(b)	Assignment and Assumption Agreement by and between The District at Howell Mill, LLC, a Georgia limited liability company, ELSEL Howell Mill, LLC, a Delaware limited liability company and Metropolitan Life Insurance Company, a New York corporation to modify the following security instruments:

(1)	Deed to Secure Debt and Security Agreement from The District at Howell Mill, LLC, a Georgia limited liability company to Metropolitan Life Insurance Company, a New York corporation, dated October 6, 2005, filed for record October 7, 2005 at 12:05 p.m., recorded in Deed Book 41056, Page 625, Records of Fulton County, Georgia; as modified by that certain Loan Modification Agreement by and between Metropolitan Life Insurance Company, a New York corporation, The District at Howell Mill, LLC, a Georgia limited liability company and Selig Enterprises, Inc., a Georgia corporation, dated as of February 15, 2007, filed for record February 22, 2007 at 1:15 p.m., recorded in Deed Book 44509, Page 121, aforesaid Records.

(2)	Assignment of Leases from The District at Howell Mill, LLC, a Georgia limited liability company to Metropolitan Life Insurance Company, a New York corporation, dated October 6, 2005, filed for record October 7, 2005 at 12:05 p.m., recorded in Deed Book 41056, Page 668, aforesaid Records; as modified by that certain Loan Modification Agreement by and between Metropolitan Life Insurance Company, a New York corporation, The District at Howell Mill, LLC, a Georgia limited liability company and Selig Enterprises, Inc., a Georgia corporation, dated as of February 15, 2007, filed for record February 22, 2007 at 1:15 p.m., recorded in Deed Book 44509, Page 121, aforesaid Records.

4.	Payment of any and all taxes under Map Reference No. 17-152-12-24-6, which may be outstanding, plus penalty and interest, if any.

NOTE:	State, County and City of Atlanta taxes for the year 2006 are to be billed under Map Reference No. 17-152-12-24-6.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

COMMITMENT NO. 2-19816(R1)	PART I, SCHEDULE B (CONTINUED)

5.	The Company must be furnished proof in affidavit form as to who is in possession of the subject property and under what claim. Upon receipt of such proof, Item 2(a) of Part II below will be deleted or amended in accordance with the facts revealed thereby.

6.	The Company must be furnished a current accurate survey and surveyor’s inspection report on the subject property. Upon receipt of same, Items 2(b) and 2(c) of Part II below will be deleted or amended in accordance with the facts shown thereby.

7.	The Company must be furnished satisfactory proof in affidavit form that improvements and/or repairs or alterations to the property are completed; that contractor, subcontractors, laborers and materialmen are all paid, and have released of record all liens or notice of intent to perfect a lien for labor and material; or receipt of proof satisfactory to the Company that no improvements or repairs were made on the property within 95 days preceding the filing for record of the instruments required at Item 1 above. Upon receipt of this proof, Item 2(d) of Part II below will be deleted or amended in accordance with the facts shown thereby.

8.	Proof satisfactory to the Company that all taxes or special assessments, including water bills, which are not shown as existing liens on the public records are paid in full at the time of closing. Upon receipt of such proof, Item 2(e) of Part II below will be deleted or amended in accordance with the facts shown thereby.

9.	Unless this transaction involves only real estate containing one to four residential units as shown on a current plat of survey, the Company must be furnished with

(a)	Satisfactory proof that the land in this transaction is not “commercial real estate” as defined in § 44-14-601 O.C.G.A., or

(b)	Satisfactory proof in affidavit form from both the Seller and from the Buyer (or Borrower if there is no sale involved) i.) that no Broker’s services have been engaged with regard to the management, sale, purchase, lease, option or other conveyance of any interest in the subject commercial real estate and ii.) that no notice(s) of lien for any such services has been received. In the event that said affidavit(s) contain any qualification with respect to any such services, proof of payment in full for all such services, together with a lien waiver or estoppel letter from such identified Broker(s) must be obtained.

NOTE:	Where the possibility of a right to file a Broker’s Lien(s) is determined and no lien waiver(s) nor Estoppel Letter(s) is furnished to the Company, an exception as follows will be taken in the final policy:

“Any Broker’s lien, or right to a Broker’s lien, imposed by law.”

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

COMMITMENT NO. 2-19816(R1)	PART II, SCHEDULE B

II.	SCHEDULE B OF THE POLICY OR POLICIES TO BE ISSUED WILL CONTAIN EXCEPTIONS TO THE FOLLOWING MATTERS UNLESS THE SAME ARE DISPOSED OF TO THE SATISFACTION OF THE COMPANY:

1.	Defects, liens, encumbrances, adverse claims, or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.

2.	Standard Exceptions:

(a)	Rights or claims of parties in possession not shown by the public records.

(b)	Easements, or claims of easements, not shown by the public records.

(c)	Encroachments, overlaps, boundary line disputes, or other matters which would be disclosed by an accurate survey or inspection of the premises.

(d)	Any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

(e)	Taxes or special assessments which are not shown as existing liens by the public records.

3.	Special Exceptions:

(a)	All taxes for the year 2007 and subsequent years, and any additional taxes resulting from reassessment of subject property, not yet due or payable.

(b)	This policy of title insurance affords assurance as to the location of the boundary lines of subject property, but does not insure the engineering calculations in computing the exact amount of acreage contained therein.

(c)	Deed to Secure Debt and Security Agreement from The District at Howell Mill, LLC, a Georgia limited liability company to Metropolitan Life Insurance Company, a New York corporation, dated October 6, 2005, filed for record October 7, 2005 at 12:05 p.m., recorded in Deed Book 41056, Page 625, Records of Fulton County, Georgia; as modified by that certain Loan Modification Agreement by and between Metropolitan Life Insurance Company, a New York corporation, The District at Howell Mill, LLC, a Georgia limited liability company and Selig Enterprises, Inc., a Georgia corporation, dated as of February 15, 2007, filed for record February 22, 2007 at 1:15 p.m., recorded in Deed Book 44509, Page 121, aforesaid Records; as further modified by that certain Assignment and Assumption Agreement by and between The District at Howell Mill, LLC, a Georgia limited liability company, ELSEL Howell Mill, LLC, a Delaware limited liability company and Metropolitan Life Insurance Company, a New York corporation, dated May ___, 2007, filed for record May __, 2007 at __:__ __.m., recorded in Deed Book ___, Page ___, aforesaid Records.

(d)

Assignment of Leases from The District at Howell Mill, LLC, a Georgia limited liability company to Metropolitan Life Insurance Company, a New York corporation, dated October 6, 2005, filed for record October 7, 2005 at 12:05 p.m., recorded in Deed Book 41056, Page 668, aforesaid Records; as modified by that certain Loan Modification Agreement by and between Metropolitan Life Insurance Company, a New York corporation, The District at Howell Mill, LLC, a Georgia limited liability company and Selig Enterprises, Inc., a Georgia corporation, dated as of February 15, 2007, filed for record February 22, 2007 at 1:15 p.m., recorded in Deed Book 44509, Page 121, aforesaid Records; as further modified by that certain Assignment and Assumption Agreement by and between The District at Howell Mill, LLC, a Georgia limited liability company, ELSEL Howell Mill, LLC, a Delaware limited liability company and Metropolitan Life Insurance Company, a New York corporation, dated

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

COMMITMENT NO. 2-19816(R1)	PART II, SCHEDULE B (CONTINUED)

May __, 2007, filed for record May ___, 2007 at __:__ __.m., recorded in Deed Book ___, Page ___, aforesaid Records.

(e)	U.C.C. Financing Statement showing The District at Howell Mill, LLC as Debtor and Metropolitan Life Insurance Company as Secured Party, filed for record October 7, 2005 at 12:05 p.m., recorded in Deed Book 41056, Page 676, aforesaid Records; as amended by UCC Financing Statement Amendment, filed for record May ___, 2007 at __:__ __.m., recorded in Deed Book ___, Page ___, aforesaid Records.

(f)	U.C.C. 1 Financing Statement No. 060200512573 showing The District at Howell Mill, LLC as Debtor and Metropolitan Life Insurance Company as Secured Party, entered of record October 7, 2005 at 12:05 p.m., aforesaid Records; as amended by U.C.C. Financing Statement Amendment No.__________, entered of record May ___, 2007 at __:__ __.m., aforesaid Records.

(g)	Easement from Expressways Industrial Park, Inc. to Georgia Power Company, dated August 21, 1964, filed for record September 24, 1964 at 12:54 p.m., recorded in Deed Book 4303, Page 427, aforesaid Records.

NOTE:	By letter dated March 4, 2005, the Georgia Power Company claims no further interest in the above mentioned easement, except the right to operate, maintain, rebuild and renew its existing facilities and equipment within its presently maintained right-of-way.

(h)	Attention is directed to the fact that the northeasterly boundary line of subject property abuts I-75, which is a limited access way with rights of access thereto limited to those points designated by the Department of Transportation of the State of Georgia.

(i)	Easement from Arthur Winston to Georgia Power Company, dated October 6, 1911, filed for record October 7, 1911 at 11:00 a.m., recorded in Deed Book 336, Page 49, aforesaid Records, as shown on the survey of the property prepared by Urban Engineers, Inc., Donald J. Marlowe, Georgia Registered Land Surveyor No. 2069, dated February 9, 2007.

NOTE:	Georgia Power Company must retain all the rights acquired under the above mentioned document for the purpose of constructing, operating and maintaining its electric transmission facilities within a right-of-way 50 feet in width over a portion of Land Lot 152 of the 17th District of Fulton County, Georgia, as shown on Plat of Survey for Selig Enterprises, Inc. and First American Title Insurance Company, dated October 19, 1999, and last revised April 19, 2004, as prepared by Donald J. Marlowe, Georgia Registered Land Surveyor No. 2069.

(j)	Easement from Mrs. B. Nichols and Miss Jessie Bettis to Georgia Power Company, dated February 13, 1935, filed for record April 17, 1935 at 1:48 p.m., recorded in Deed Book 1539, Page 598, aforesaid Records.

NOTE:	By letter dated March 4, 2005, the Georgia Power Company claims no further interest in the above mentioned easement, except the right to operate, maintain, rebuild and renew its existing facilities and equipment within its presently maintained right-of-way.

(k)	Easement from E. E. Gilleland to Georgia Power Company, dated February 13, 1935, filed for record April 17, 1935 at 1:48 p.m., recorded in Deed Book 1539, Page 599, aforesaid Records.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

COMMITMENT NO. 2-19816(R1)	PART II, SCHEDULE B (CONTINUED)

NOTE:	By letter dated March 4, 2005, the Georgia Power Company claims no further interest in the above mentioned easement, except the right to operate, maintain, rebuild and renew its existing facilities and equipment within its presently maintained right-of-way.

(l)	Easement from Mrs. B. Nichols and Miss Jessie Mae Bettis to Georgia Power Company, dated April 6, 1948, filed for record April 27, 1948 at 12:09 p.m., recorded in Deed Book 2324, Page 277, aforesaid Records.

NOTE:	By letter dated March 4, 2005, the Georgia Power Company claims no further interest in the above mentioned easement, except the right to operate, maintain, rebuild and renew its existing facilities and equipment within its presently maintained right-of-way.

(m)	Right-of-Way Easement from Royal Coach Motor Hotel Inc. to Georgia Power Company, dated March 29, 1971, filed for record May 6, 19791 at 4:23 p.m., recorded in Deed Book 5385, Page 259, aforesaid Records.

NOTE:	By letter dated March 4, 2005, the Georgia Power Company claims no further interest in the above mentioned easement, except the right to operate, maintain, rebuild and renew its existing facilities and equipment within its presently maintained right-of-way.

(n)	Right-of-Way Easement from Royal Coach Motor Hotel Inc. to Georgia Power Company, dated March 29, 1971, filed for record May 6, 1971 at 4:23 p.m., recorded in Deed Book 5385, Page 260, aforesaid Records.

NOTE:	By letter dated March 4, 2005, the Georgia Power Company claims no further interest in the above mentioned easement, except the right to operate, maintain, rebuild and renew its existing facilities and equipment within its presently maintained right-of-way.

(o)	Easement from Dunfey’s Motel to Georgia Power Company, dated September 28, 1981, filed for record December 15, 1981 at 11:00 a.m., recorded in Deed Book 8020, Page 240, aforesaid Records.

NOTE:	By letter dated March 4, 2005, the Georgia Power Company claims no further interest in the above mentioned easement, except the right to operate, maintain, rebuild and renew its existing facilities and equipment within its presently maintained right-of-way.

(p)	Easement from Dunfey’s Motel to Georgia Power Company, dated September 28, 1981, filed for record December 15, 1981 at 11:00 a.m., recorded in Deed Book 8020, Page 241, aforesaid Records.

NOTE:	By letter dated March 4, 2005, the Georgia Power Company claims no further interest in the above mentioned easement, except the right to operate, maintain, rebuild and renew its existing facilities and equipment within its presently maintained right-of-way.

(q)	Limitation of access rights and drainage easement as contained in that certain Right of Way Deed from B. D. Gray, Jr., Agent to State Highway Department of Georgia, dated April 25, 1952, filed for record October 3, 1952 at 10:23 a.m., recorded in Deed Book 2783, Page 620, aforesaid Records.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

COMMITMENT NO. 2-19816(R1)	PART II, SCHEDULE B (CONTINUED)

(r)	Limitation of access rights and drainage easement as contained in that certain Right of Way Deed from Mrs. Fannie Nichols to State Highway Department of Georgia, dated May 28, 1952, filed for record October 3, 1952 at 10:23 a.m., recorded in Deed Book 2783, Page 625, aforesaid Records.

(s)	Limitation of access rights and drainage easement as contained in that certain Right of Way Deed from Mrs. Barney Nichols and Miss Jessie Mae Bettis to State Highway Department of Georgia, dated May 20, 1952, filed for record October 3, 1952 at 10:23 a.m., recorded in Deed Book 2783, Page 626, aforesaid Records.

(t)	Limitation of access rights and slope easement as contained in that certain Order and Judgment as entered in that certain Condemnation – Department of Transportation vs. 0.079 acres of land; and certain easement rights; and Evelyn N. Salem and Administrator of the Estate of Abraham Salem; and the Heirs of Abraham Salem including Evelyn N. Salem, et al, being Docket No. C-88991, dated July 1, 1984, filed for record March 20, 1985 at 8:37 a.m., recorded in Deed Book 9428, Page 415, aforesaid Records.

(u)	Easement Agreement by and between Royal Coach Hotels, Ltd., a Georgia limited partnership and A. M. Redd, Jr., dated as of June 29, 1984, filed for record July 2, 1984 at 1:31 p.m., recorded in Deed Book 9051, Page 348, aforesaid Records, as shown on the survey of the property prepared by Urban Engineers, Inc., Donald J. Marlowe, Georgia Registered Land Surveyor No. 2069, dated February 9, 2007.

(v)	Rights of Access as contained in that certain Right-of-Way Deed from Selig Enterprises, Inc., a Georgia corporation to Georgia Department of Transportation, dated March 18, 2005, filed for record March 21, 2005 at 1:23 p.m., recorded in Deed Book 39611, Page 633, aforesaid Records.

(w)	Utility Easements as reserved in that certain QuitClaim Deed from City of Atlanta, a municipal corporation to Selig Enterprises, Inc., dated March 18, 2005, filed for record March 21, 2005 at 1:23 p.m., recorded in Deed Book 39611, Page 640, aforesaid Records.

(x)	Declaration of Condominium for The District at Howell Mill Condominium by The District at Howell Mill, LLC, a Georgia limited liability company, dated April 1, 2005, filed for record April 1, 2005 at 2:39 p.m., recorded in Deed Book 39710, Page 698, aforesaid Records; as amended by First Amendment to The Declaration of Condominium for The District at Howell Mill Condominium by The District at Howell Mill, LLC, a Georgia limited liability company, dated effective October 6, 2005, filed for record October 7, 2005 at 12:05 p.m., recorded in Deed Book 41056, Page 616, aforesaid Records; as corrected by Scrivener’s Affidavit by Seth G. Weissman, dated September 22, 2005, filed for record October 7, 2005 at 12:05 p.m., recorded in Deed Book 41056, Page 607, aforesaid Records; as further amended by that certain Second Amendment to the Master Declaration of Condominium for The District at Howell Mill Condominium by The District at Howell Mill Condominium Association, Inc., a Georgia nonprofit corporation, The District at Howell Mill, LLC, a Georgia limited liability company and The Alexander at the District, LLC, a California limited-liability company, dated May __, 2007, filed for record May ___, 2007 at __:__ __.m., recorded in Deed Book ___, Page ___, aforesaid Records, as shown on the survey of the property prepared by Urban Engineers, Inc., Donald J. Marlowe, Georgia Registered Land Surveyor No. 2069, dated February 9, 2007.

NOTE:	The Company insures the Insured that all assessments due and payable under the above Declaration have been paid in full and all lien rights described therein are subordinate to the insured mortgage

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

COMMITMENT NO. 2-19816(R1)	PART II, SCHEDULE B (CONTINUED)

(y)	Indemnity Agreement by The District at Howell Mill, LLC, dated April 26, 2005, filed for record April 28, 2005 at 2:08 p.m., recorded in Deed Book 39890, Page 211, aforesaid Records.

(z)	Easements with Covenants and Restrictions Affecting Land by and between [****], a Delaware statutory trust and The District at Howell Mill, LLC, a Georgia limited liability company, dated as of March 3, 2005, filed for record August 9, 2005 at 2:45 p.m., recorded in Deed Book 40606, Page 331, aforesaid Records; as amended by that certain First Amendment to Easements With Covenants and Restrictions Affecting Land by and between [****], a Delaware statutory trust and The District at Howell Mill, LLC, a Georgia limited liability company, dated as of October 6, 2005, filed for record December 14, 2005 at 12:18 p.m., recorded in Deed Book 41536, Page 110, aforesaid Records; as shown on the survey of the property prepared by Urban Engineers, Inc., Donald J. Marlowe, Georgia Registered Land Surveyor No. 2069, dated February 9, 2007; but omitting any restriction based on race, color, religion, sex, handicap, familial status, or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

(aa)	Lease as evidenced by that certain Memorandum of Lease by and between The District at Howell Mill, LLC, a Georgia limited liability company (“Landlord”) and [****] (“Lessee”), dated as of March 3, 2005, filed for record April 12, 2005 at 1:03 p.m., recorded in Deed Book 39773, Page 361, aforesaid Records; as amended by that certain First Amendment to Memorandum of Lease by and between The District at Howell Mill, LLC, a Georgia limited liability company (“Lessor”) and [****], a Delaware statutory trust (“Lessee”), dated as of October 6, 2005, filed for record December 14, 2005 at 12:18 p.m., recorded in Deed Book 41536, Page 122, aforesaid Records; as affected by that certain unrecorded Subordination, Non-Disturbance and Attornment Agreement by and between [****], a Delaware statutory trust, Metropolitan Life Insurance Company, a New York corporation and The District at Howell Mill, LLC, a Georgia limited liability company, dated September 15, 2005.

(bb)	Lease as evidenced by that certain Memorandum of Lease by and between The District at Howell Mill, LLC, a Georgia limited liability company (“Landlord”) and [****], a Delaware corporation (“Tenant”), dated as of November 1, 2005, filed for record December 20, 2005 at 8:30 a.m., recorded in Deed Book 41594, Page 396, aforesaid Records.

(cc)	Lease as evidenced by that certain Memorandum of Lease by and between The District at Howell Mill, LLC, a Georgia limited liability company (“Landlord”) and [****], a Delaware corporation (“Tenant”), dated as of December 27, 2005, filed for record December 29, 2005 at 8:02 a.m., recorded in Deed Book 41647, Page 205, aforesaid Records; as affected by that certain Subordination, Non-Disturbance and Attornment Agreement by and between by and between Metropolitan Life Insurance Company, a New York corporation and Office Depot, Inc., a Delaware corporation, filed for record June 6, 2006 at 3:15 p.m., recorded in Deed Book 42727, Page 380, aforesaid Records.

(dd)	Lease as evidenced by that certain Memorandum of Lease by and between The District at Howell Mill, LLC, a Georgia limited liability company (“Landlord”) and [****], a Virginia corporation (“Tenant”), dated January 25, 2006, filed for record March 1, 2006 at 1:16 p.m., recorded in Deed Book 42058, Page 516, aforesaid Records; as affected by that certain Subordination, Nondisturbance and Attornment Agreement by and between Metropolitan Life Insurance Company, a New York corporation, [****], a Virginia corporation and The District at Howell Mill, LLC, a Georgia limited liability company, dated effective March 21, 2006, filed for record March 31, 2006 at 8:45 a.m., recorded in Deed Book 42260, Page 663, aforesaid Records.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

COMMITMENT NO. 2-19816(R1)	PART II, SCHEDULE B (CONTINUED)

(ee)	Lease as evidenced by that certain Memorandum of Lease by and between The District at Howell Mill, LLC, a Georgia limited liability company (“Landlord”) and [****], a Delaware limited liability company, d/b/a [****] (“Tenant”), dated as of March 2, 2006, filed for record March 9, 2006 at 8:22 a.m., recorded in Deed Book 42113, Page 288, aforesaid Records; as affected by that certain Subordination, Non-Disturbance and Attornment Agreement by and between by and between Metropolitan Life Insurance Company, a New York corporation, [****], a Delaware limited liability company d/b/a [****] and The District at Howell Mill, LLC, a Georgia limited liability company, dated March 29, 2006, filed for record April 18, 2006 at 10:02 a.m., recorded in Deed Book 42395, Page 627, aforesaid Records.

(ff)	All those matters as disclosed by that certain plat recorded in Condominium Plat Book 16, Page 518, aforesaid Records, as shown on the survey of the property prepared by Urban Engineers, Inc., Donald J. Marlowe, Georgia Professional Land Surveyor 2069, dated February 9, 2007.

(gg)	Those matters disclosed by Condominium Plat entitled The District at Howell Mill Condominium prepared by Urban Engineers, Inc., Donald J. Marlowe, Georgia Registered Land Surveyor No. 2069, dated March 30, 2005, filed for record April 1, 2005 at 2:39 p.m., recorded in Plat Book 271, Page 26, aforesaid Records, as shown on the survey of the property prepared by Urban Engineers, Inc., Donald J. Marlowe, Georgia Registered Land Surveyor No. 2069, dated February 9, 2007.

(hh)	Those matters as disclosed by that certain survey entitled “ALTA/ACSM Land Title Survey for: Metropolitan Life Insurance Company, The District at Howell Mill, LLC & First American Title Insurance Company”, prepared by Urban Engineers, Inc., bearing the seal and certification of Donald J. Marlowe, Georgia Registered Land Surveyor No. 2069, dated February 9, 2007, as follows:

(1)	Sanitary sewer line crossing the southerly boundary line of subject property;

(2)	Chain link fence crossing the easterly boundary line of subject property;

(3)	Ten (10”) inch fire and two (2”) inch domestic water lines crossing the southeasterly boundary line of subject property;

(4)	Storm drainage line crossing the southeasterly boundary line of subject property;

(5)	Sidewalk crossing the southeasterly boundary line of subject property and encroaching 4.8’ onto property adjoining to the south;

(6)	Ten (10’) foot building setback line along the Right-of-Way of Howell Mill Road; and

(7)	One (1) story concrete building encroaching one (1’) foot into the ten (10’) foot building setback line along the Right-of-Way of Howell Mill Road.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Atlanta (Castlegate), Georgia

Fourth Amendment

Store No. 3775-00

EXHIBIT “A”

DESCRIPTION OF MASTER UNITS

LEGAL DESCRIPTION - UNIT 1

ALL THAT TRACT OR PARCEL OF LAND LYING and being in Land Lot 152 of the 17th District, City of Atlanta, Fulton County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, COMMENCE at an iron pin located at the right-of-way intersection of the western right-of-way line for Commerce Drive (60-foot right-of-way), with the northerly right-of-way line for Bellemeade, Avenue (50-foot right-of-way); THENCE northeasterly along said westerly right-of-way line for Commerce Drive, a distance of 285.00 feet to a 5/8-inch rebar found; THENCE leaving said right-of-way line North 88 degrees 01 minutes 32 seconds West, a distance of 302.38, feet to a 5/8-inch rebar found; THENCE North 02 degrees 07 minutes 49 seconds East, a distance of 596.79 feet to a  1/2-inch rebar found, said rebar being THE POINT OF BEGINNING; THENCE North 89 degrees 53 minutes 20 seconds West a distance of 514.31 feet to a  1/2-inch rebar found; THENCE North 11 degrees 56 minutes 11 seconds West, a distance of 54.64 feet to a point; THENCE South 89 degrees 23 minutes 28 seconds West, a distance of 174.32 feet to a right-of-Way monument found on the southeasterly right-of-way line for Howell Mill Road (right-of-way varies); THENCE along said right-of-way North 35 degrees 24 minutes 43 seconds East, a distance of 110.71 feet to a point; THENCE leaving said right-of-way line South 89 degrees 43 minutes 10 seconds East, a distance of 271.00 feet to a point; THENCE North 20 degrees 14 minutes 20 seconds East, a distance of 144.21 feet to a  1/2-inch rebar found; THENCE North 20 degrees 10 minutes 34 seconds East, a distance of 155.79 feet to a  1/2-inch rebar found; THENCE South 84 degrees 09 minutes 20 seconds West, a distance of 226.55 feet to a  1/2-inch rebar found on the aforementioned southeasterly right-of-way line for Howell Mill Road; THENCE along said right-of-way line along a curve to the left having a radius of 627.96 feet and an arc length of 92.70 feet, being subtended by a chord bearing North 24 degrees 26 minutes 34 seconds East, a distance of 92.61 feet to a point; THENCE along said right-of-way line North 19 degrees 42 minutes 04 seconds East, a distance of 32.35 feet to a right-of-way monument found; THENCE along said right-of-way line South 66 degrees 20 minutes 53 seconds East, a distance of 9.70 feet to a right-of-way monument found; THENCE along said right-of-way line North 20 degrees 27 minutes 06 seconds East a distance of 121.00 feet to a right-of-way monument found at the intersection of the north land lot line for Land Lot 152 with the southeastern right-of-way line for Howell Mill Road; THENCE along said land lot line North 87 degrees 47 minutes 58 seconds East, a distance of 116.03 feet to a right-of-way monument found on the southwestern right-of-way line for Interstate Highway 75; THENCE along the said right-of-way line South 33 degrees 09 minutes 53 seconds West a distance of 11.69 feet to a right-of-way monument found; THENCE along said right-of-way line South 72 degrees 38 minutes 04 seconds East, a distance of 21.78 feet to a point; THENCE along said right-of-way line South 45 degrees 57 minutes 29 seconds East, a distance of 50.46 feet to a right-of-way monument found; THENCE along said right-of-way line South 66 degrees 09 minutes 28 seconds East, a distance of 20.74 feel to a 5/8-inch rebar set; THENCE along said right-of-way line South 62 degrees 11 minutes 08 seconds East, a distance of 559.01 feet to a 5/8-inch rebar set; THENCE along said right-of-way line South 48 degrees 53 minutes 26 seconds East, a distance of 308.03 feet to a 518-inch rebar set; THENCE along said right-of-way line South 33 degrees 53 minutes 26 seconds East, a distance of 38.64 feet to a mag nail set; THENCE along said right-of-way line South 48 degrees 53 minutes 26 seconds East, a distance of 142.31 feet to a 5/8-inch rebar set; THENCE along said right-of-way line South 28 degrees 53 minutes 26 seconds East, a distance of 11.50 feet to a 5/8-inch rebar set; THENCE leaving said right-of-way line South 41 degrees 06 minutes 38 seconds West, a distance of 411.02 feet to a mag nail set; THENCE North 48 degrees 53 minutes 32 seconds West, a distance of 516.86 feet to a 5/8-inch rebar set; THENCE North 89 degrees 53 minutes 20 seconds West, a distance of 0.60 feet to an aforementioned  1/2-inch rebar found, said rebar being THE POINT OF BEGINNING

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

LESS AND EXCEPT (PEDESTRIAN BRIDGE):

ALL THAT TRACT OR PARCEL OF LAND LYING and being in Land Lot 152 of the 17th District, City of Atlanta, Fulton County, Georgia, such portion being at an elevation above 930, as measured from sea level, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, COMMENCE at an iron pin located at the right-of-way intersection of the western right-of-way line for Commerce Drive (60-foot right-of-way), with the northerly right-of-way line for Bellemeade Avenue (50-foot right-of-way); THENCE northeasterly along said westerly right-of-way line for Commerce Drive, a distance of 285.00 feet to a 5/8-inch rebar found; THENCE leaving said right-of-way line for Commerce Drive North 88 degrees 01 minutes 32 seconds West, a distance of 302.38 feet to a 5/8-inch rebar found; THENCE North 02 degrees 07 minutes 49 seconds East, a distance of 596.79 feet to a  1/2-inch rebar found; THENCE South 89 degrees 53 minutes 20 seconds East, a distance of 0.60 feet to a 5/8-inch rebar set; THENCE South 48 degrees 53 minutes 32 seconds East, a distance of 286.19 fact to a point, said point bring THE POINT OF BEGINNING; THENCE North 41 degrees 06 minutes 28 seconds East, a distance of 30.00 feet to a point; THENCE South 48 degrees 53 minutes 32 seconds East, a distance of 11.33 feet to a point; THENCE South 41 degrees 06 minutes 28 seconds West, a distance of 30.00 feet to it point; THENCE North 48 degrees 53 minutes 32 seconds West, a distance of 11.33 feet to a point, said point being THE POINT OF BEGINNING.

LESS AND EXCEPT (VEHICULAR BRIDGE):

ALL THAT TRACT OR PARCEL OF LAND LYING and being in Land Lot 152 of the 17th District, City of Atlanta, Fulton County, Georgia, such portion being at an elevation above 930, as measured from mean sea level, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, COMMENCE at an iron pin located at the right-of-way intersection of the western right-of-way, line for Commerce Drive (60-foot right-of-way), with the northerly right-of-way line for Bellemeade Avenue (50-foot right-of-way); THENCE northeasterly along said westerly right-of-way, line for Commerce Drive, a distance of 285.00 feet to a 519-inch rebar found; THENCE leaving said right-of-way line for Commerce Drive North 88 degrees 01 minutes 32 seconds West, a distance of 302.38 feet to a 5/8-inch rebar found; THENCE North 02 degrees 07 minutes 49 seconds East, a distance of 596.79 feet to a  1/2-inch rebar found; THENCE South 89 degrees 53 minutes 20 seconds East, a distance of 0.60 feet to a 5/8-inch rebar set; THENCE South 48 degrees 53 minutes 32 seconds East, a distance, of 108.63 feet to a point, said point being THE POINT OF BEGINNING; THENCE along a curve to the right having a radius of 50.00 feet and an are length of 13.22 feet, being subtended by a chord hearing North 33 degrees 31 minutes 51 seconds East, a distance of 13.19 feet to a point; THENCE North 41 degrees 06 minutes 28 seconds East, a distance of 16.93 feet to a point; THENCE South 48 degrees 53 minutes 32 seconds East, a distance of 26.00 feet to a point; THENCE South 41 degrees 15 minutes 11 seconds West, a distance of 18.34 feet to a point; THENCE along a curve to the left having a radius of 20.00 feet and an arc length of 12.45 feet, being subtended by a chord bearing South 23 degrees 16 minutes 16 seconds West, a distance of 12.25 feet to a point; THENCE North 48 degrees 53 minutes 32 seconds West, a distance of 28.01 feet to a point, said point being THE POINT OF BEGINNING.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “M”

SERVICE CONTRACTS

MAR-29-2007 09:08 AM PAMELA GANNON 4042251010 P.05

WASTE MANAGEMENT

SERVICE AGREEMENT
NON HAZARDOUS WASTES

Type of Business 4FL

WASTE MANAGEMENT
5601 S. PIONEER DRIVE
SMYRNA, GA 30082
PHONE: 404-794-5707
FAX: 404-898-8203

EXHIBIT "M"
16 PAGES

WM 2518199

CUSTOMER ACCOUNT NO. 730-13360
REASON CODE INP Sem FEE
EFFECTIVE DATE 3-19-07

ACCOUNT NAME: Kaysons @ District Howell Mill	BILLING NAME: Selig Enterprises, Inc.
SERVICE ADDRESS: 1801 Howell Mill Rd	BILLING ADDRESS: 1100 Spring Street, NW Suite 550
CITY, ZIP: Atlanta GA 30318-0911	CITY, ZIP: Atlanta GA 30309-2848
COUNTY/PARISH: Fulton	COUNTY/PARISH: Fulton
TEL #: 4/898-9066 FAX#	TEL #: 4-898-9066 FAX#
CONTACT: Elizabeth K. Petkovich	CONTACT: Elizabeth Petkovich

EQUIPMENT/SERVICE SPECIFICATIONS

	Lns.	System	Quantity	Size	Lids	Wheels	Lock	Frequency	On Call	Schedule & Route No.	Charges	Month / Lift
NEW			4	8FL				5X		Mon Tue Wed Thur Fri Sat Sun	$ 2085.00	
			1	8FY				2X		Mon Tue Wed Thur Fri Sat Sun	$ 200.10	
										Mon Tue Wed Thur Fri Sat Sun	$	
										Mon Tue Wed Thur Fri Sat Sun	$	
Map Code / Driver Notes:											$ Total	
OLD			1	8FL				5X		Mon Tue Wed Thur Fri Sat Sun	$ 519.60	
			1	8FL				3X		Mon Tue Wed Thur Fri Sat Sun	$ 311.76	
										Mon Tue Wed Thur Fri Sat Sun	$	
										NET CHANGE	$ +1321.64	

SPECIAL INSTRUCTIONS

WM 2518199 +1393.64

CUSTOMER DEPOSIT ____

P.O. NUMBER ____ BILL TO ACCT # ____

JOB NUMBER ____ DISPOSAL SITE ____

RECEIPT REQUIRED? N (Y/N) TAXABLE N (Y/N)

THE UNDERSIGNED INDIVIDUAL SIGNING THIS AGREEMENT ON BEHALF OF CUSTOMER ACKNOWLEDGES THAT HE/SHE HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS OF THIS AGREEMENT, ON THE REVERSE SIDE, AND THAT HE/SHE HAS THE AUTHORITY TO SIGN ON BEHALF OF THE CUSTOMER.

TERMS: NET 10 DAYS

SCHEDULE OF CHARGES

Service Charge per Month	$
Casters/Locks	$
Extra Pick-up Charges	
Per Lift	$
Per Yard	$
Per Ton	$
Hauling per Load	$
Disposal per Ton	$
Disposal per Load	$
Total per Load	$
Delivery Charge	$ 125.00
Scheduled Charge	$
Container Exchange Charge	$ 55.00
Trip Charge	$
Franchise Fees	$
Minimum Charge per Month	$

CUSTOMER
(AUTHORIZED SIGNATURE) (TITLE) (DATE)

CONTRACTOR
(AUTHORIZED SIGNATURE)

#111 3-8-07

MAR-29-2007 09:05 AM PAMELA GANNON 4042231018 P.02

WM.
WASTE MANAGEMENT

WASTE MANAGEMENT
3001 S. PIONEER DRIVE
SMYRNA, GA 30082
PHONE: 404-794-6707
FAX: 404-896-9203

CONTRACTOR

SERVICE AGREEMENT
NON HAZARDOUS WASTES

Renewal Contract ☐
SIC Code ______
Type of Business FEL

WM 1778875

CUSTOMER ACCOUNT NO. 730-
REASON CODE NBO Prem IPL
EFFECTIVE DATE 10-20-06

ACCOUNT NAME	Ulta @ District @
SERVICE ADDRESS	Howell Mill 1801 Howell Mill Road
CITY, ZIP	Atlanta, GA 30318
COUNTY/PARISH	Fulton
TEL #	404-898-9066 FAX # 404-876-8183
CONTACT	Elizabeth Dellbonch

BILLING NAME	Selig Enterprises, Inc.
BILLING ADDRESS	1100 Spring Street, NW Suite 550
CITY, ZIP	Atlanta, GA 30309-2848
COUNTY/PARISH	Fulton
TEL #	404-898-9066 FAX # 404-876-8183
CONTACT	Elizabeth Dellbonch

EQUIPMENT/SERVICE SPECIFICATIONS

Loc.	System	Quantity	Size	Use	Wheels	Lock	Frequency	On Call	Schedule & Route No.	Charge(s)	Month / Lift
		1	8 yd (FE)				5x		Mon. Tues. Wed. Thur. Fri. Sat. Sun.	$ 450.00	
									Mon. Tues. Wed. Thur. Fri. Sat. Sun.	$	
									Mon. Tues. Wed. Thur. Fri. Sat. Sun.	$	
									Mon. Tues. Wed. Thur. Fri. Sat. Sun.	$	
Map Code / Driver Notes: B35 A-4										$ Total	
									Mon. Tues. Wed. Thur. Fri. Sat. Sun.	$	
									Mon. Tues. Wed. Thur. Fri. Sat. Sun.	$	
									Mon. Tues. Wed. Thur. Fri. Sat. Sun.	$	
									NET CHANGE	$	

SPECIAL INSTRUCTIONS

WM 1778875

CUSTOMER DEPOSIT ______

P.O. NUMBER ______ BILL TO ACCT # ______
JOB NUMBER ______ DISPOSAL SITE ______
RECEIPT REQUIRED? N (Y/N) TAXABLE N (Y/N)

SCHEDULE OF CHARGES

Service Charge per Month	$
Casters/Locks	$
Extra Pick-up Charges	
Per Lift	$
Per Yard	$
Per Ton	$
Hauling per Load	$
Disposal per Ton	$
Disposal per Load	$
Total per Load	$
Delivery Charge	$ ~~100.00~~
Scheduled Charge	$
Container Exchange Charge	$ ~~50.00~~
Trip Charge	$
Franchise Fees	$
Minimum Charge per Month	$

THE UNDERSIGNED INDIVIDUAL SIGNING THIS AGREEMENT ON BEHALF OF CUSTOMER ACKNOWLEDGES THAT HE/SHE HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS OF THIS AGREEMENT, ON THE REVERSE SIDE, AND THAT HE/SHE HAS THE AUTHORITY TO SIGN ON BEHALF OF THE CUSTOMER.

TERMS: NET 10 DAYS

CUSTOMER
X [signature]
(AUTHORIZED SIGNATURE)
X Property Manager 7.25.06
(TITLE) (DATE)

CONTRACTOR
[signature]
(AUTHORIZED SIGNATURE)
10-19-06

Proposal

Phone: 770-960-1464	Atlanta Sweeping Services	P.O. Box 870892
Fax: 770-968-8663	Division of BDW Corp.	Morrow, GA. 30287-0892

Customer:	Selig Enterprises, Inc.			Fax:	404-876-2183	Date: 23 Aug 06
Street:	1100 Spring Street, NW Suite 550			Job Name:	The District	
City, State, Zip	Atlanta, GA 30309			Job Location:		
Contact:	Elizabeth Petkovich	Phone:	404-876-5511	County:		

We hereby submit specifications and estimates for parking lot sweeping services.

Power sweep the entire parking lot, front and rear, including all parking, drive and service areas.

Power blow all areas that the truck cannot reach, including all sidewalks, corners, and curblines.

Change all trash receptacle liners, as required, during each service, and refine with liners at our expense.

Litterpick landscaped areas, as required, during each service to prevent debris from blowing back onto paved areas.

Price quoted includes all labor, equipment, fuel, materials, and required insurance coverage's necessary to perform services (7) Seven nights per week. All work will be performed by trained uniformed personnel, in a professional manner, to the Property Manager's satisfaction.

We propose hereby to furnish materials and labor - complete in accordance with above specifications, for the sum of

Two Thousand Seven Hundred Twenty Eight dollars $2,728.00 per month

Terms: Net 10 Day's - Pay From Invoice (Accts. over 30 day's 1 1/2% added - $1.50 min.)	Authorized Signature

All materials is guaranteed to be specific. All work to be completed in a workmanlike manner according to standard practices. All agreements contingent upon strikes, accidents or delays beyond our control.

Note: This proposal may be withdrawn by us if not accepted within 30 days.

Term: This agreement is for one year and shall be renewed for successive one year terms without further action by the parties, but may be terminated prior to the end of any one year period by either of the parties giving not less than (30) days written notice (certified mail) to the other party.
Indemnification's: Atlanta Sweeping Services agrees to indemnify customer from and against loss damage liability and expense arising out of any claim for loss of, or damage to, property and for injury to, or death of, persons caused by Atlanta Sweeping Services negligence or willful misconduct in its performance of this agreement provided, however that such indemnification not apply to the extent that such claims for loss, damage, injury or death are caused by the negligence, willful misconduct or breach of the agreement by customer, its agents, employees or other parties.
Waste Material: The waste material to be collected by Atlanta Sweeping Services pursuant to this agreement is solid waste generated by the public through use or presence at the property specified above, excluding radioactive, explosive, toxic, biomedical, volatile, highly flammable or hazardous material title to and liability for any waste excluded above shall remain with customer and customer expressly agrees to defend, indemnify and hold harmless Atlanta Sweeping Services from and against any and all damages, penalties, fines and liabilities resulting from or arising out of such waste excluded above. Customer shall provide Atlanta Sweeping Services with a dumpster or other appropriate receptacle in which to dispose of trash collected upon customer's property. Atlanta Sweeping services will not be responsible for clean up and/or disposal of tenant generated trash.
Damage to pavement: Customer acknowledges that Atlanta Sweeping Services shall not be liable for any damages to pavement, curbing or driving surface resulting from its equipment servicing the above referenced property.
Excused Performance: Neither customer nor Atlanta Sweeping Services shall be liable to perform hereunder due to consequences beyond its reasonable control including, but not limited to, strikes, riots, fires, and acts of god, in addition, Atlanta sweeping Services shall not be responsible for unusual amounts of debris caused by storms, floods or other acts of god, debris from construction or remodeling projects, heavy sanding due to icy conditions and areas not accessible to Atlanta Sweeping Services equipment.
Changes: Changes in the rates, the type of equipment and frequency of service may be agreed to orally or in writing without affecting the validity of this agreement. Consent to oral changes shall be evidenced by the practices and actions of the parties.
Rates: Price is based upon current cost, and is subject to review and adjustment in the event of unforeseen inflation in the cost of doing business.

Acceptance of Proposal: The above prices, specifications and conditions are satisfactory and are hereby accepted. You are authorized to do the work as specified. payments will be made as outlined above.

Signature: Elizabeth A Petkovich

Date of acceptance: 9.15.06

Position: Prop Mgr.

SECURITY AND/OR PATROL SERVICE AGREEMENT

Date: 8/23/06

CLIENT ADDRESS

Selig Enterprises, Inc.
Name
1100 Spring Street NW, Suite 550
Street Address
Atlanta, GA 30309
City, State, Zip
Elizabeth Petkovich
Contact Name/Title
(404)876-5511 (404)875-2629
Telephone Fax

JOB SITE ADDRESS

The District @ Howell Mill
Name
I-75 and Howell Mill
Street Address
Atlanta, GA 30318
City, State, Zip
Elizabeth Petkovich
Contact Name/Title
(404)876-5511 (404)875-2629
Telephone Fax

Weekly hours of service: 168 + hours a week

Billing rates:

Job Code	Security Services			
Straight Time	$12.58	$	$	$
Overtime	$18.87	$	$	$
Holiday	$18.87	$	$	$
Patrol Cost Per Month	$			
Other Charges	$ Radio	$ Clock	$ Mileage	$ Other

Holiday rates will apply to work performed on New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on any additional holidays listed as follows:

______ ______ ______ ______

Patrol Hours, Patrol Duties and/or Additional Information: Security Officer Services 24 hours a day 7 days a week. With possible double shifts 4pm-midnight Monday –Friday and 24 hrs on weekends. Hours can fluctuate positive or negative as discussed with the client partner. Tentative start date of mid-Sept with 40 hrs a week and 24/7 coverage starting Oct 1st 2006.

Service will commence on Sept. 8, 2006 and shall continue until terminated as prescribed on the reverse.

SECURITY SERVICES ACCEPTED SUBJECT ALSO TO THE TERMS AND CONDITIONS CONTAINED ON THE REVERSE

SELIG ENTERPRISES, INC.
"CLIENT"

Authorized Representative

SR. P.M. 9-5-06
Title Date

U.S. SECURITY ASSOCIATES, INC.

Authorized Representative of Servicing Office & Title

Street

City, State, Zip

( ) ( )
Telephone Fax

Branch No. ______ Facility No. ______

Rentokil Pest Control

Service Agreement

BILLING ADDRESS	SERVICE ADDRESS
SELIG Enterprises, Inc.	The District @ Howell Mill
1100 Spring St NW Suite 550	Howell Mill @ I-75
ATLANTA, GA 30309	ATLANTA, GA
County: Fulton	e-mail: County: Fulton

Billing Contact	Elizabeth Petkovich	Service Contact	
Billing Telephone	404 876-5511	Service Telephone	
Billing Fax Number	404 875 2629	Service Fax Number	

P.O. #:   Renewal Date: Taxable: ☑ Yes ☐ No (if No, attach Exemption Form)

Existing Customer: ☐ Yes ☑ No Account #:   Customer Type: 202   FEIN #:

Standard Terms & Conditions

1) [illegible]

2) [illegible]

3) [illegible]

4) [illegible]

Rental Equipment Terms & Conditions

1) [illegible]

2) [illegible]

3) [illegible]

4) [illegible]

5) [illegible]

Direct Debit Authorization

I authorize Rentokil, Inc. Pest Control Services and its financial institution to initiate entries to below referenced checking/savings account for payment of any amount due under this contract. This authority will remain in effect until I notify Rentokil in writing to cancel it in such time as to afford the financial institution a reasonable opportunity to act. I can stop payment of any entry by notifying my financial institution three (3) days before my account is charged.

Customer Bank:

Bank Address:

Bank Routing Number:

Bank Account Number:

☐ Checking ☐ Savings

Date: Signature:

Credit Card Authorization

I authorize Rentokil, Inc. Pest Control Services to charge the below referenced credit card for payment of any amount due under this contract. This authority will remain in effect until I notify Rentokil in writing to cancel it.

Credit Card: ☐ VISA ☐ MasterCard ☐ AMEX

Credit Card No.:

Expiration Date:

Date: Signature:

Rentokil Use Only

Customer Account: Contract Number:

Attach a Voided Check or Deposit Slip

Elizabeth A Petkovich Page 1 of 2 2006-09-08 15:29:01 (GMT) 14047592514 From: Suzy ONeal

Service Specifications

- [x] PestCheck
- [ ] Rodent Control
- [ ] Perimeter Plus
- [ ] PestWatch
- [ ] Bird Solutions
- [ ] Fruit Fly Solutions
- [ ] Fly Solutions
- [ ] Leased Equipment

Covered Pests

- Cockroaches
- [ ] Ants
- [x] Rats / Mice
- [ ] Other

Special Instructions

PRO-ACTIVE RODENT CONTROL @ Perimeter once Per Month

Service and Billing Frequency

Subject to the Terms & Conditions listed, Rentokil Pest Control and the Customer agree to service and billing frequency as follows:

Contracted Service [x] Billed at a rate of: 1110.00 for the initial service, then billed at a rate of: 390.00 per mo. and serviced per above specifications: 12 times per annum.

Rental Equipment [ ] As specified in the Rental Equipment and Service Fees section below. Billed at a rate of: per and serviced per above specifications: times per annum.

One Time Service [ ] Service Description:

Billed at a rate of: (One Time Service guaranteed for 30 days only)

Does not include applicable Sales Tax, NCDG Compliance Fee or New York DEC Compliance Fee as listed in Terms and Conditions.

Price Analysis

RENTOKIL IS COMMITTED TO HONESTY AND OPENNESS IN OUR CUSTOMER PARTNERSHIPS. THE FOLLOWING IS A COST BREAKDOWN.

	Initial Cost	Ongoing Cost
Base Cost: Inclusive of travel time, on-site labor, basic preparations, application equipment usage, liability insurance and professional licenses.	390.00	390.00
Follow Up Visits Required to Solve Initial Pest Problems	inc	inc
Perimeter Plus: Specify:	n/a	n/a
Special Preparations Required: Specify:	|	|
PestGuard: Scheduled Pre-Audit / Quality Assurance Inspections	inc	inc
PestGuard Set Up Fee for PestCheck or PestGuard Services (Required) 10.00	$23.00	Not Applicable
Exterior Rodent Control Tamper Proof Bait Stations: # 60 Stations @ $10.00 ea	600.00	as needed
Exterior Rodent Bait Station Securing Pads & Installation: # 60 Pads @ $2.00 ea	120.00	as needed
Interior Mechanical Mousetraps: # Traps @ $ .00 ea	n/a	n/a
Stored Product Insect (SPI) Pheromone Lure Traps: # Traps @ $10.00 ea	|	|
Rodent Glue Board Traps: # Traps @ $2.00 ea	|	|
PestWatch: Mosquito Monitoring Trap Setup, Follow-up Inspection and Reporting: # Traps @ $25.00	|	|
PestWatch: Inspection/Treatment of Breeding Sites, Housekeeping, Sanitation and Proofing Recommendations	|	|
Leased Equipment	|	|
Other: Special Equipment or Materials: Specify:	inc	inc
Base Fees for Services	1110.00	$390.00

Rental Equipment and Service Fees

Type	Model			
		# Units	Fee		
		# Units	Fee		
		# Units	Fee		
PestWatch Fly Units: Inspection/Treatment of Breeding Sites, Housekeeping, Sanitation and Proofing Recommendations			Included	Included
Service Fees for Rental Equipment				

Does not include applicable Sales Tax, NCDG Compliance Fee ($2.00 per service) and in New York State only DEC Compliance Fee ($3.50 per location).

X Elizabeth A Petkovich 9.15.06 — Authorized Customer Signature

[signature] — Rentokil, Inc. - Pest Control Services — 9/8/06 Date

Elizabeth Petkovich — Please Print Name — Date

Rentokil Branch Manager Approval — Date

SPECIALTY FOUNTAIN & WATERSCAPE INC.
4975 WALNUT GROVE, ALPHARETTA, GA. 30022
(770)734-0506; FAX,734-0283

12/12/06
Page 1 of 1

Proposal for maintenance of three fountains submitted to Selig Enterprises, Inc..

We hereby propose to maintain the fountains located at Howell Mill Station according to the following.

Maintenance shall be performed four times per year or every quarter.
It shall be comprised of 4 cleaning including the following.
Drain and power wash the fountain pools and one fountain statue.
Inspect fountain equipment.
Repair fountain where necessary. (Note: All items under warranty will be replaced or repaired at no cost to owner excluding light bulbs. Any additional cost will be itemized and invoiced separate from the semi-annual monthly maintenance fee.)
Repaint interior plumbing and equipment as necessary.
Refill fountain and startup with flow and jet adjustment.
Add chlorine tablets and algicide as needed.
Total cost per cleaning is $ 520.00 or $ $ 2,080.00 per year.
Terms are $ 1040.00 semi-annually upon invoicing.

Respectfully submitted, David A. White,

Acceptance of proposal: The above specifications, prices, terms and conditions are satisfactory and are hereby accepted. You are authorized to do the work and payments will be made as outlined above.

Signature,

PURSLEY LANDSCAPE INC.

Horticulture Professionals
Since 1979

LANDSCAPE MAINTENANCE SPECIFICATIONS

2161 Pendley Road • Cumming, Georgia 30041 • (770) 781-8005 • Fax No. (770) 781-9162

PURSLEY LANDSCAPE INC.

Horticulture Professionals
Since 1979

PREFACE

Enclosed is a detailed outline of the Horticulture procedures provided in the maintenance of your landscaping. These procedures will be performed by experienced professionals who wish to enhance, improve, and highlight your Atlanta Area Landscape.

2161 Pendley Road • Cumming, Georgia 30041 • (770) 781-8005 • Fax No. (770) 781-9162

PURSLEY LANDSCAPE INC.

Horticulture Professionals
Since 1979

LANDSCAPE MAINTENANCE PROGRAM

I. MOWING:

A. All turf and grass areas will be mowed at seven to ten day intervals during peak growing season (March-October). As needed during winter months or as per recommended frequency rates.

B. Fescue turf shall be cut at a height of three to four inches as conditions dictate during the growing season.

C. Bermuda or Zozia turf shall be cut at a height of one to two inches as conditions dictate during the growing season.

D. All warm season turf on the property shall be scalped to a height of 1" in the month of March. All clippings and thatch shall be removed.

E. Sidewalks and curbs will be edged free of grass twice per month (April-October) with a steel bladed power edger.

F. Mono-Filament line trimming of bed lines, tree rings, and pine straw edges, perimeter edges and banks. Twice per month during growing season.

G. Grass clippings to be blown clear of sidewalks, curbs, and street after each mowing or edging.

II. PRUNING TREES AND SHRUBS:

A. Pruning consists of one major and three minor prunes

B. All ornamental trees will receive major shape pruning once per year. Suckers and dead branches will be removed whenever necessary.

C. Ornamental shrubbery will be pruned considering formal or informal design.

D. Ornamental roses and flowering shrubs to receive select pruning no less than Four times per year.

2161 Pendley Road • Cumming, Georgia 30041 • (770) 781-8005 • Fax No. (770) 781-9162

PURSLEY LANDSCAPE INC.

Horticulture Professionals
Since 1979

III. GENERAL CLEAN-UP SITE MAINTENANCE:

A. Basic street, sidewalk, hard surfaces clean-up and debris removal.

B. Fall leaf Clean-Up Biweekly (October-January).

C. Dead limb and damaged plant removal.

D. Dead plant removal, dead trees under 10'.

E. Small tree staking to be provided 25 times per year at no charge. Anything over will be billed separately at $1.50 per stake. Large tree staking with wire to be billed separately at $10.00 per tree.

F. Ant mounds will be treated at no charge unless infestation becomes epidemic.

IV. CHEMICAL TREATMENT-TURF:

A. February - March
A selective pre-emergence and post herbicide will be applied to turf areas to prevent germination of certain annual weedgrasses and broadleaf weeds. Cool season lawns to receive fertilizer 28-10-10 with 2% Iron, 50% SRN with micronutrients and trace elements.

B. April - May
Fertilizer (28-10-10) with 2% Iron, 50% SRN to cool season turf with a pre and post-emergent. 29-3-5 25% SRN applied to warm season turf grasses.

C. August
Selective post-emergence herbicide applied to kill annual weedgrasses and broadleaf weeds if necessary.

D. September
Fertilization (29-3-5) 25% SRN slow release with micronutrients applied to warm season turf areas. Fertilization (13-25-12) applied to cool season turf areas to enhance root development.

E. September - October
Core aeration and overseeding of cool season grasses (Fescue) with Country Club Turf type fescue at the rate of 4 lbs. per 1000 Sq. Ft.

2161 Pendley Road • Cumming, Georgia 30041 • (770) 781-8005 • Fax No. (770) 781-9162

PURSLEY LANDSCAPE INC.
Horticulture Professionals
Since 1979

V. CHEMICAL TREATMENT - TREES AND SHRUBS:

A. February - March
A dormant oil spray will be applied to all insect infestation prone plant material to eliminate insect egg development during the early stages.

B. March - April
A granular slow release fertilizer (16-4-8) containing trace elements such as iron, zinc, and magnesium will be applied to all ornamental trees and shrubs.

C. April - May
A combination of insecticide and fungicide will be applied to all prone ornamentals at this time to eliminate early stages of infestation.

D. September - October
A combination of insecticide and fungicide will be applied to all prone ornamentals at this time to eliminate fall life cycle.

Note: Insecticide and fungicide types will be determined by the type of insect or disease prevalent and the type of plant material infested. Ornamentals inspected at seven to ten day intervals during the February to December months. Contractor is not responsible for epidemic stage insect or disease damage.

VI. HERBICIDE TRIMMING AND WEEDING:

A. A selective pre-emergence herbicide will be applied to all mulched planted areas to prevent certain weed grasses from germinating in bedded areas.

B. Streets and walks to be kept weed and vegetation free through herbicide treatments and or manual removal.

C. Vegetation around utility boxes and poles, foundations, patios, porches, and fences will be sprayed with post emergence herbicide.

VII. MULCHING:

A. Ornamental planted areas and tree bases mulched 3" each application one time per year with pine straw unless otherwise requested or as per budgetary requirements and estimated quantities.

2161 Pendley Road • Cumming, Georgia 30041 • (770) 781-8005 • Fax No. (770) 781-9162

PURSLEY LANDSCAPE INC.

Horticulture Professionals
Since 1979

VIII. IRRIGATION SYSTEM:

A. Contractor agrees to monitor all automatic irrigation systems as to proper frequency and duration of supplemental watering. Contractor will properly notify Owner of malfunction or damage to the system. The cost of each repair will be billed by the Provider and paid directly by the Owner after approval of repair costs.

IX. FLOWERS: ANNUALS AND PERENNIALS:

A. Bulbs (Perennials) As per Specifications - extra charge. (see breakdown of items, quantities, and costs.)

1. Planted at specific areas requested by Owner.

2. Properly planted and maintained to ensure healthy blooms.

B. Annual Flowers- As per Specifications - extra charge. (see breakdown of items, quantities, and costs.)

1. Planted at specific locations throughout property at request of Owner. Quality and type to be specified in annual budget.

2. Properly planted and maintained to insure proper growth and color throughout growing season.

Summer
A. Fertilization and lime during planting in May 10-30-20.
B. Fungicide and Insecticide applications in May
C. Fertilization in June 20-10-30.
D. Fungicide and Insecticide applications in August.
E. Fertilization in August 20-10-30.

Fall & Winter
A. Fertilization and lime during planting in October 20-20-20.
B. Fungicide and Insecticide treatments in November.
C. Fertilization in November 20-20-20.
D. Fungicide and Insecticide treatments in February.
E. Fertilization in March 20-20-20.

3. Annual Bed areas to be kept weed-free at all times.

2161 Pendley Road • Cumming, Georgia 30041 • (770) 781-8005 • Fax No. (770) 781-9162

PURSLEY LANDSCAPE INC.

Horticulture Professionals
Since 1979

THE DISTRICT AT HOWELL MILL
SELIG ENTERPRISES, INC.
NOVEMBER 3, 2006
LANDSCAPE MAINTENANCE AGREEMENT

Pursley Landscape, Inc. will perform the necessary landscape maintenance procedures for the period **NOVEMBER 1ST, 2006 to OCTOBER 31, 2007** for the monthly price: **$ 1,188.00** and for the yearly price: **$14,256.00** Includes all labor, materials, equipment, supervision, and insurance necessary to maintain all landscaped areas within the boundaries of the predescribed property. Pine straw applied separately at **$5.75** per bale. Approximately **456** bales are needed for one application. TOTAL **$2,622.00** Pine bark nuggets applied one time annually at **$6.00** per bag. Approximately **45** bags are needed for one application. TOTAL **$270.00** Annuals applied separately in May and October at **$4.50** per square foot. Approximately **360** square feet are needed for one planting. TOTAL **$1,620.00** per planting.

Landscape Maintenance Inspection:

A. Landscape Maintenance Contractor will be responsible for weekly inspection of the entire property and for the performance of all items required and referred to in these specifications.

B. The Contractor will also be responsible for notifying the Owner through the Weekly Maintenance Worksheet of any problems. Theses worksheets must be given to the property management at the end of each month or weekly. These forms are very important in protecting the Owner and Contractor when discrepancies arise.

Scheduling:

A. Scheduling of maintenance visits will be determined by the Contractor and Owner. The Owner will be contacted 72hours ahead of time when service cannot be performed on schedule with an alternate time to be scheduled.

B. The Owner may at any time request alterations to the general maintenance service provided that the contractor can accomplish the request without additional equipment, labor, or man hours. If additional alterations are required, billing will be done at the cost rates provided on the supplemental cost sheet.

2161 Pendley Road • Cumming, Georgia 30041 • (770) 781-8005 • Fax No. (770) 781-9162

PURSLEY LANDSCAPE INC.

Horticulture Professionals
Since 1979

Billing: THE DISTRICT AT HOWELL MILL

A. A price per supervised man hour cost and per labor maintenance hour cost should be given for any contract work outside the contract. Any such work must be approved in writing by the Owner before work begins.

B. When any extra work is performed and the Owner deems such work entitles compensation beyond the monthly price of maintenance, the Contractor will complete an invoice showing:

1. A brief description of the nature of the work and list of materials used.

2. The number of workmen, their title, and the number of hours worked.

Invoicing to be done at the end of the billable month.

Monthly compensation due between the 15th – 30th of the following month for previous months work.

This proposal may be withdrawn after 30 days if not accepted.

Both parties shall agree to a 30 day cancellation notice.

Work will be suspended on the above mentioned project if payment is 60 days in arrears. Contract will become void until payment becomes current.

Pursley Landscape, Inc.

Date: 11/6/06

Accepted by:

Title: Property Manager

Date: 11. 22. 06

General Maintenance:	**$ 14,256.00**
Pinestraw 2X	**$ 5,244.00**
Pine Bark Nuggets 1x	**$ 270.00**
Annual Color	**$ 3,240.00**
Handwatering	**$ 8,064.00**
12 hrs/week@$36/per hr (during growing season April-Sept)	
Yearly Total	**$ 31,074.00**

2161 Pendley Road • Cumming, Georgia 30041 • (770) 781-8005 • Fax No. (770) 781-9162

EXHIBIT “N”

RECITALS AND COVENANTS WITH RESPECT TO REPRESENTATIONS AND WARRANTIES

No warranties are attached hereto. Seller covenants to assign to Purchaser at Closing all of Seller’s right, title and interest in and to any and all transferable warranties of any nature whatsoever related to the Property.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “O”

REA ESTOPPEL

ESTOPPEL CERTIFICATE

______________________________

and its lenders, successors and assigns (“Purchaser”)

_____________________________

_____________________________

Attention: ____________________

Re:	[NAME OF AGREEMENT] dated ________________ (the “REA”) by and between ________________, ______________ and _______________, recorded _________________ __________________.

Gentlemen:

The undersigned hereby certifies to Purchaser and its lenders, successors and assigns, as follows:

[****]

The undersigned shall be estopped from asserting any claim or defense against Purchaser or its lenders, successor and assigns to the extent such claim or assertion is based upon facts which are contrary to those contained herein.

IN WITNESS WHEREOF, the undersigned has executed this Estoppel Certificate on this _______ day of _____________, 2006.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “P”

FOURTH AMENDMENT TO LEASE AGREEMENT

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Atlanta (Castlegate), Georgia

Fourth Amendment

Store No. 3775-00

FOURTH AMENDMENT TO LEASE AGREEMENT

(The District at Howell Mill Shopping Center,

Atlanta, Fulton County, Georgia)

THIS FOURTH AMENDMENT TO LEASE AGREEMENT (the “Fourth Amendment”) is made and entered into as of the __ day of May, 2007, by and between THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company (“Lessor”) and [****], a Delaware statutory trust (“Lessee”).

WHEREAS, [****];

WHEREAS, Lessor and Lessee desire to further amend the Lease on the terms and conditions set forth herein;

NOW, THEREFORE, for and in consideration of the covenants and agreements set forth in this Fourth Amendment, Lessor and Lessee hereby agree as follows:

1. Defined Terms. For purposes of this Fourth Amendment, all terms that are used in this Fourth Amendment that are defined in the Lease shall have the same meaning in this Fourth Amendment as are ascribed to them in the Lease.

2. Common Area Maintenance and Insurance Reimbursement. The following phrase shall be inserted in Section 30(C) in the fourth line after the phrase “replacement),”;

“all of the insurance premiums paid by Lessor pursuant to Section 12(B) (provided that Lessor’s sole obligation with respect to reimbursement of insurance under this Section 30 shall be limited to the specific types of insurance required under Section 12[B], and all invoices for insurance reimbursements must furnish detailed backup information depicting exactly what the premium for reimbursement is being requested is for)”

Additionally, the following sentence shall be added of the end of Section 30(A):

“Notwithstanding anything contained herein to the contrary, nothing in this Section 12 shall require Lessee to reimburse or pay Lessee’s Proportionate Share of tenant promotional materials, tenant promotional mailers or holiday decorations.”

3. Ratification. Except as the Lease shall be modified and amended hereby, all other terms of the Lease shall remain unchanged and shall remain in full force and effect as written. Lessor and Lessee hereby ratify and affirm the Lease and all terms, conditions and obligations in the Lease, as amended hereby.

4. Successors. It is further expressly agreed and understood that all of the covenants and agreements herein made shall extend to, and be binding upon the heirs, devisees, executors, administrators, successors in interest and assigns of the parties hereto.

5. Severability. If any provision of this Fourth Amendment or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Fourth Amendment or the application of such provisions to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Fourth Amendment shall be valid and be enforced to the fullest extent permitted by law.

6. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Fourth Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Fourth Amendment may be executed and delivered by fax (telecopier); provided that any original signatures that are initially delivered by fax shall be overnighted by nationally recognized overnight courier.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

7. Governing Law. This Fourth Amendment shall be construed under and governed by the laws of the State of Georgia.

(SIGNATURES COMMENCE ON THE FOLLOWING PAGE)

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Atlanta (Castlegate), Georgia

Fourth Amendment

Store No. 3775-00

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.

LESSOR:

THE DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company

By:	SELIG DISTRICT AT HOWELL MILL, LLC, a Georgia limited liability company, its manager

	By:	SELIG ENTERPRISES, INC., a Georgia corporation, its manager

By:
(L.S.)
Name: William J. Dawkins,
		Title:	Senior Vice President Secretary and General Counsel

[CORPORATE SEAL)

(SIGNATURES CONTINUE ON THE NEXT PAGE)

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Atlanta (Castlegate), Georgia

Fourth Amendment

Store No. 3775-00

(SIGNATURES CONTINUED FROM THE PREVIOUS PAGE)

LESSEE:

[****], a Delaware statutory trust

By:
[****]

(END OF SIGNATURES)

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

EXHIBIT “Q”

MASTER LEASE RENT SCHEDULE

The District at Howell Mill

Vacant Tenant Monthly Charges

[****]

[1 page of Exhibit Q has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.